UNITEDSTATES
SECURITIESANDEXCHANGECOMMISSION
Washington,D.C.20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21349

Name of Fund: BlackRock Limited Duration Income Trust (BLW)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Anne F. Ackerley, Chief Executive Officer, BlackRock
Limited Duration Income Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 08/31/2010

Date of reporting period: 08/31/2010

Item 1 – Report to Stockholders

Annual Report

BlackRock Defined Opportunity Credit Trust (BHL)

BlackRock Diversified Income Strategies Fund, Inc. (DVF)

BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

BlackRock Limited Duration Income Trust (BLW)

BlackRock Senior Floating Rate Fund, Inc.

BlackRock Senior Floating Rate Fund II, Inc.

August 31, 2010

Not FDIC Insured • No Bank Guarantee • May Lose Value

2 ANNUAL REPORT

AUGUST 31, 2010

Dear Shareholder

The global economic recovery continues, although global and US economic statistics show that the pace of economic growth has slowed. The sovereign debt crisis in Europe, slowing growth in China and concerns over the possibility that the United States and other developed markets are heading for a double-dip recession have all acted to depress investor sentiment. Despite broadening evidence of a slowdown in global economic activity, market volatility has normal-

ized from the extreme levels seen in recent months. In the United States, economic data continues to be mixed, but it is our view that the preponderance of data suggests that the recovery is continuing. The critical issue for investors remains the question of whether the economy will experience a double-dip recession. We are on the optimistic side of this debate and would point out that while the recovery has been slow, we have made significant progress.

Global equity markets have moved unevenly higher since bottoming out in early 2009 as investors were enticed by depressed valuations, improved corporate earnings, and their desire for higher yields. Several significant downturns, however, have occurred — primarily as a result of mixed economic data and concerns about the possibility of prolonged deflation (especially in Europe). As the period drew to a close, equity markets lost ground on weaker-

than-expected economic data, most notably from the United States. International equities posted negative returns on both a six- and 12-month basis while

US equities posted negative returns over the six months, but were still showing positive returns on a 12-month basis as the domestic economic recovery had been more pronounced and credit-related issues held European markets down. Within the United States, smaller cap stocks continue to outperform large caps year-to-date.

In fixed income markets, yields have fluctuated significantly over the past year as economic data has been mixed. Risk aversion and credit issues have kept interest rates low and US Treasury yields have fallen significantly as investors favored “safe haven” assets. As the period drew to a close, Treasuries modestly outperformed the spread sectors of the market (those driven by changes in credit risk.) Corporate credit spreads benefited from the low rate environment and high yield fixed income remains attractive due to low default rates and better-than-expected results on European bank stress tests. Meanwhile, tax-

exempt municipal bonds slightly outperformed US investment grade bonds on a 12-month basis, but underperformed year-to-date as investors rotated to the relative safety of Treasuries.

Regarding cash investments, yields on money market securities remain near all-time lows (producing returns only marginally above zero percent), with the Federal Open Market Committee reiterating that economic circumstances are likely to necessitate an accommodative interest rate stance for an

“extended period.”

Against this backdrop, the major market averages posted the following returns:
Total Returns as of August 31, 2010	6-month	12-month
US large cap equities (S&P 500 Index)	(4.04)%	4.91%
US small cap equities (Russell 2000 Index)	(3.60)	6.60
International equities (MSCI Europe, Australasia, Far East Index)	(3.04)	(2.34)
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.07	0.14
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	11.49	11.58
US investment grade bonds (Barclays Capital US Aggregate Bond Index)	5.81	9.18
Tax-exempt municipal bonds (Barclays Capital Municipal Bond Index)	5.42	9.78
US high yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	6.62	21.40

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

Although conditions have improved over the past couple of years, investors across the globe continue to face uncertainty about the future direction of economic growth. Through periods of uncertainty, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional market perspective and investment insight, visit www.blackrock.com/shareholdermagazine, where you’ll find the most recent issue of our award-winning

Shareholder® magazine, as well as its quarterly companion newsletter, Shareholder Perspectives. We thank you for entrusting BlackRock with your investments, and we look forward to your continued partnership in the months and years ahead.

THIS PAGE NOT PART OF YOUR FUND REPORT

Fund Summary as of August 31, 2010

BlackRock Defined Opportunity Credit Trust

Fund Overview

BlackRock Defined Opportunity Credit Trust’s (BHL) (the “Fund”) investment objective is high current income, with a secondary objective of long-term capital appreciation. The Fund seeks to achieve its investment objectives by investing substantially all of its assets in loan and debt instruments and loan-
related and debt-related instruments (collectively "credit securities"). The Fund invests, under normal market conditions, at least 80% of its assets in any combination of the following credit securities: (i) senior secured floating rate and fixed rate loans; (ii) second lien or other subordinated or unsecured float-
ing rate and fixed rate loans or debt; (iii) credit securities that are rated below investment grade quality; and (iv) investment grade corporate bonds. The
Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objectives will be achieved.

Performance

For the 12 months ended August 31, 2010, the Fund returned 23.33% based on market price and 14.39% based on net asset value (“NAV”). For the same period, the closed-end Lipper Loan Participation Funds category posted an average return of 31.82% based on market price and 15.79% based on
NAV. All returns reflect reinvestment of dividends. The Fund's discount to NAV, which narrowed during the period, accounts for the difference between per-
formance based on price and performance based on NAV. The following discussion relates to performance based on NAV. We focused on higher quality loan structures and borrowers with relatively stable cash flows and the ability to generate steady income. The Fund’s bias towards higher quality sectors and credits detracted from relative performance as high quality generally underperformed lower quality sectors and credits during the period except during the credit market correction in the second quarter of 2010. The Fund maintained leverage at an average amount between 15% to 16% of its total managed assets, which detracted from relative performance versus competitors that maintained higher leverage, as would be expected when markets are advancing.
The Fund’s allocation to high yield bonds benefited performance as the sector outperformed most other sectors of the fixed income market. Investments in a few special situations and recovery stories, most notably in the automotive sector, also contributed positively to performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information
Symbol on New York Stock Exchange (“NYSE”)	BHL
Initial Offering Date	January 31, 2008
Yield on Closing Market Price as of August 31, 2010 ($12.86)[1]	5.97%
Current Monthly Distribution per Share[2]	$0.064
Current Annualized Distribution per Share[2]	$0.768
Leverage as of August 31, 2010[3]	16%

1 Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
2 A change in the distribution rate was declared on September 1, 2010. The Monthly Distribution per Share was increased to $0.066. The Yield on Closing Market Price, Current
Monthly Distribution per Share and Current Annualized Distribution per Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to fur-
ther change in the future.
3 Represents loan outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrowings) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 10.

The table below summarizes the changes in the Fund’s market price and NAV per share:
	8/31/10	8/31/09	Change	High	Low
Market Price	$12.86	$11.03	16.59%	$13.56	$10.96
Net Asset Value	$13.55	$12.53	8.14%	$13.80	$12.51

The following charts show the portfolio composition of the Fund’s long-term investments and credit quality allocations of the Fund’s corporate bond investments:

Portfolio Composition			Credit Quality Allocations[4]
	8/31/10	8/31/09		8/31/10	8/31/09
Floating Rate Loan Interests	83%	94%	BBB/Baa	11%	16%
Corporate Bonds	15	6	BB/Ba	44	57
Other Interests	1	—	B	44	27
Common Stocks	1	—	CCC/Caa	1	—

4 Using the higher of Standard & Poor’s Corporation (“S&P’s”) or Moody’s Investors
Service, Inc. (“Moody’s”) ratings.

4 ANNUAL REPORT

AUGUST 31, 2010

Fund Summary as of August 31, 2010

BlackRock Diversified Income Strategies Fund, Inc.

Fund Overview

BlackRock Diversified Income Strategies Fund, Inc.’s (DVF) (the “Fund”) investment objective is to provide shareholders with high current income. The Fund seeks to achieve its investment objective by investing primarily in floating rate debt securities and instruments, including floating rate loans, bonds, certain preferred securities (including certain convertible preferred securities), notes or other debt securities or instruments which pay a floating or variable rate of interest until maturity. The Fund considers floating rate debt securities to include fixed rate debt securities held by the Fund where the Fund has entered into certain derivative transactions at either the portfolio level or with respect to an individual security held by the Fund, including interest rate swap agreements, in an attempt to convert the fixed rate payments it receives with respect to such securities into floating rate payments. The Fund may invest, under normal market conditions, a substantial portion of its assets in below investment grade quality securities. The Fund may invest directly in such securities or syntheti-
cally through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the 12 months ended August 31, 2010, the Fund returned 29.13% based on market price and 30.27% based on NAV. For the same period, the closed-
end Lipper Loan Participation Funds category posted an average return of 31.82% based on market price and 15.79% based on NAV. The performance of the Lipper category does not necessarily correlate to that of the Fund, as the Lipper group comprises both closed-end funds and unleveraged continu-
ously offered closed-end funds. All returns reflect reinvestment of dividends. The Fund moved from a premium to NAV to a discount by period-end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Fund’s exposure to high yield bonds benefited performance as the sector outperformed the broader market. Investments in special situations, most notably in the automotive sector, also contributed positively. The Fund’s low amount of leverage detracted from relative performance versus competitors that maintained higher leverage, as would be expected when markets are advancing.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information
Symbol on NYSE	DVF
Initial Offering Date	January 31, 2005
Yield on Closing Market Price as of August 31, 2010 ($10.45)[1]	7.87%
Current Monthly Distribution per Share[2]	$0.0685
Current Annualized Distribution per Share[2]	$0.8220
Leverage as of August 31, 2010[3]	18%

1 Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
2 A change in the distribution rate was declared on September 1, 2010. The Monthly Distribution per Share was decreased to $0.0635. The Yield on Closing Market Price, Current
Monthly Distribution per Share and Current Annualized Distribution per Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to further change in the future.
3 Represents loan outstanding as a percentage of total managed assets, which is the total assets of the Fund (including assets attributable to borrowings) minus the sum of liabilities
(other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 10.

The table below summarizes the changes in the Fund’s market price and NAV per share:
	8/31/10	8/31/09	Change	High	Low
Market Price	$10.45	$8.80	18.75%	$12.15	$8.65
Net Asset Value	$10.47	$8.74	19.79%	$10.89	$8.74

The following charts show the portfolio composition of the Fund’s long-term investments and credit quality allocations of the Fund’s corporate bond investments:

Portfolio Composition			Credit Quality Allocations[4]
	8/31/10	8/31/09		8/31/10	8/31/09
Floating Rate Loan Interests	76%	49%	BBB/Baa	4%	—
Corporate Bonds	20	49	BB/Ba	32	17%
Common Stocks	2	2	B	46	37
Other Interests	2	—	CCC/Caa	11	34
			CC/Ca	1	4
			D	—	3
			Not Rated	6	5
			[4] Using the higher of S&P’s or Moody’s ratings.

ANNUAL REPORT

AUGUST 31, 2010

Fund Summary as of August 31, 2010

BlackRock Floating Rate Income Strategies Fund, Inc.

Fund Overview

BlackRock Floating Rate Income Strategies Fund, Inc.’s (FRA) (the “Fund”) investment objective is to provide shareholders with high current income and such preservation of capital as is consistent with investment in a diversified, leveraged portfolio consisting primarily of floating rate debt securities and instruments. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in floating rate debt securities, including floating or variable rate debt securities that pay interest at rates that adjust whenever a specified interest rate changes and/or which reset on predetermined dates (such as the last day of a month or calendar quarter). The Fund invests a substantial portion of its investments in floating rate debt securities consisting of secured or unsecured senior floating rate loans that are rated below investment grade. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the 12 months ended August 31, 2010, the Fund returned 27.59% based on market price and 18.91% based on NAV. For the same period, the closed-
end Lipper Loan Participation Funds category posted an average return of 31.82% based on market price and 15.79% based on NAV. The performance of the Lipper category does not necessarily correlate to that of the Fund, as the Lipper group comprises both closed-end funds and unleveraged continuously offered closed-end funds. All returns reflect reinvestment of dividends. The Fund moved from a discount to NAV to a premium by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The
Fund’s exposure to high yield bonds aided performance as the sector outperformed most other sectors of the fixed income market as well as the broad US equity market. Investments in a few special situations and recovery stories, most notably in the automotive sector, contributed positively. We focused on higher quality loan structures and borrowers with relatively stable cash flows and the ability to generate steady income, which detracted from relative per-
formance as riskier sectors and credits generally outperformed, except during the credit market correction in the second quarter of 2010. The Fund main-
tained leverage at an average amount between 17% to 18% of its total managed assets, which detracted from relative performance versus competitors that maintained higher leverage, as would be expected when markets are advancing.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information
Symbol on NYSE	FRA
Initial Offering Date	October 31, 2003
Yield on Closing Market Price as of August 31, 2010 ($14.61)[1]	6.32%
Current Monthly Distribution per Share[2]	$0.077
Current Annualized Distribution per Share[2]	$0.924
Leverage as of August 31, 2010[3]	17%

1 Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
2 The distribution is not constant and is subject to change.
3 Represents loan outstanding as a percentage of managed assets, which is the total assets of the Fund (including any assets attributable to borrowings) that may be outstanding, minus the sum of accrued liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 10.

The table below summarizes the changes in the Fund’s market price and NAV per share:
	8/31/10	8/31/09	Change	High	Low
Market Price	$14.61	$12.26	19.17%	$16.96	$12.15
Net Asset Value	$14.36	$12.93	11.06%	$14.67	$12.93

The following charts show the portfolio composition of the Fund’s long-term investments and credit quality allocations of the Fund’s corporate bond investments:

Portfolio Composition			Credit Quality Allocations[4]
	8/31/10	8/31/09		8/31/10	8/31/09
Floating Rate Loan Interests	76%	75%	BBB/Baa	5%	12%
Corporate Bonds	22	24	BB/Ba	33	15
Other Interests	1	—	B	50	46
Common Stocks	1	1	CCC/Caa	6	21
			CC/Ca	1	—
			D	—	4
			Not Rated	5	2
			[4] Using the higher of S&P’s or Moody’s ratings.

6 ANNUAL REPORT

AUGUST 31, 2010

Fund Summary as of August 31, 2010

BlackRock Limited Duration Income Trust

Fund Overview

BlackRock Limited Duration Income Trust’s (BLW) (the “Fund”) investment objective is to provide current income and capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in three distinct asset classes:

• intermediate duration, investment grade corporate bonds, mortgage-related securities and asset-backed securities and US Government and agency securities;
• senior, secured floating rate loans made to corporate and other business entities; and
• US dollar-denominated securities of US and non-US issuers rated below investment grade, and to a limited extent, in non-US dollar denominated securities of non-US issuers rated below investment grade.

The Fund’s portfolio normally has an average portfolio duration of less than five years (including the effect of anticipated leverage), although it may be longer from time to time depending on market conditions. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the 12 months ended August 31, 2010, the Fund returned 26.04% based on market price and 19.00% based on NAV. For the same period, the closed-
end Lipper High Current Yield Funds (Leveraged) category posted an average return of 34.35% based on market price and 26.92% based on NAV. All returns reflect reinvestment of dividends. The Trust's discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. The Fund’s allocation to high yield loans and investment-grade bonds detracted from performance as these sectors underperformed high yield bonds during the period. The Fund’s focus on sectors that are less sensitive to the economy, the consumer and the housing market also had a negative impact. The Fund’s relatively low amount of leverage detracted from relative performance versus competitors that maintained higher leverage, as would be expected when markets are advancing. Conversely, an overweight in the automobiles sector and investments in a number of special situations and distressed credits (including automobiles) contributed positively to performance.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information
Symbol on NYSE	BLW
Initial Offering Date	July 30, 2003
Yield on Closing Market Price as of August 31, 2010 ($16.76)[1]	6.09%
Current Monthly Distribution per Share[2]	$0.085
Current Annualized Distribution per Share[2]	$1.020
Leverage as of August 31, 2010[3]	17%

1 Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
2 A change in the distribution rate was declared on September 1, 2010. The Monthly Distribution per Share was increased to $0.0875. The Yield on Closing Market Price, Current
Monthly Distribution per Share and Current Annualized Distribution per Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to fur-
ther change in the future.
3 Represents reverse repurchase agreements and the Term Asset-Backed Securities Loan Facility (“TALF”) loan outstanding as a percentage of total managed assets, which is the total assets of the Fund (including any assets attributable to borrowing) minus the sum of liabilities (other than borrowings representing financial leverage). For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 10.

The table below summarizes the Fund’s market price and net asset value per share:
	8/31/10	8/31/09	Change	High	Low
Market Price	$16.76	$14.09	18.95%	$16.94	$13.10
Net Asset Value	$16.79	$14.95	12.31%	$16.88	$14.95

The following charts show the portfolio composition of the Fund’s long-term investments and credit quality allocations of the Fund’s corporate bond and
US government securities investments:

Portfolio Composition			Credit Quality Allocations[4]
	8/31/10	8/31/09		8/31/10	8/31/09
Floating Rate Loan Interests	39%	45%	AAA/Aaa[5]	18%	53%
Corporate Bonds	34	24	AA/Aa	2	—
U.S. Government Sponsored Agency Securities	7	26	A	6	—
Non-Agency Mortgage-Backed Securities	11	—	BBB/Baa	8	6
Asset-Backed Securities	5	2	BB/Ba	30	11
Foreign Agency Obligations	2	2	B	28	10
Taxable Municipal Bonds	1	—	CCC/Caa	6	16
Other Interests	1	—	C	—	1
U.S. Treasury Obligations	—	1	D	—	1
			Not Rated	2	2

4 Using the higher of S&P’s or Moody’s ratings.
5 Includes US Government Sponsored Agency securities and US Treasury Obligations, which are deemed AAA/Aaa by the investment advisor.

ANNUAL REPORT

AUGUST 31, 2010

Fund Summary as of August 31, 2010

BlackRock Senior Floating Rate Fund, Inc.

Fund Overview

BlackRock Senior Floating Rate Fund, Inc.’s (the “Fund”) investment objective is to provide as high a level of current income and such preservation of capital as is consistent with investment in senior collateralized corporate loans (“corporate loans”) primarily in the form of participation interests, as defined below, in corporate loans made by banks or other financial institutions. The Fund seeks to achieve its investment objective by investing its assets in the
Master Senior Floating Rate LLC ("Master LLC"), a separate closed-end, non-diversified management investment company. Master LLC may invest in a corporate loan either by participating as a co-lender at the time the loan is originated or by buying a participation or assignment interest in the corporate loan from a co-lender or a participant (collectively, “participation interests”). Master LLC invests, under normal market conditions, at least 80% of its assets in corporate loans or participating in such loans that have floating or variable interest rates and, under normal market conditions, at least 65% of its assets in floating rate or variable rate loans made to corporate borrowers or participating in such loans. Master LLC may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the 12 months ended August 31, 2010, the Fund returned 11.20% based on NAV while the closed-end Lipper Loan Participation Funds category posted an average NAV return of 15.79% for the same period. All returns reflect reinvestment of dividends. The Fund invests all of its assets in Master LLC.
Master LLC does not employ leverage and is therefore expected to underperform the Fund’s Lipper category under strong market conditions as the category includes many leveraged competitors. The Fund performed as expected relative to its peer group as markets generally advanced over the past 12 months.
Master LLC maintained relatively conservative positioning weighted toward higher quality credits and loan structures. This positioning had a negative impact on relative performance during much of the period as lower quality credit outperformed, with the exception of the credit correction during the second quar-
ter of 2010. We continue to believe this positioning is the appropriate stance in a low-growth environment. Master LLC’s overweight position in the automo-
biles sector and investments in special situations and distressed credits had a positive impact on performance, as did an underweight position in health care. Master LLC frequently held cash committed for pending transactions; these cash balances did not have a significant impact on performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information[1]
Initial Offering Date	November 3, 1989
Yield based on Net Asset Value as of August 31, 2010 ($7.59)[2]	4.81%
Current Monthly Distribution per Share[3]	$0.031032
Current Annualized Distribution per Share[3]	$0.365377

1 The Fund is a continuously offered closed-end fund that does not trade on an exchange.
2 Yield based on net asset value is calculated by dividing the current annualized distribution per share by the net asset value. Past performance does not guarantee future results.
3 The distribution is not constant and is subject to change.

The table below summarizes the change in the Fund’s NAV per share:
	8/31/10	8/31/09	Change	High	Low
Net Asset Value	$7.59	$7.16	6.01%	$7.74	$7.16

Expense Example for Continuously Offered Closed-End Funds
		Actual			Hypothetical[5]
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid	Annualized
	March 1, 2010	August 31, 2010	During the Period[4]	March 1, 2010	August 31, 2010	During the Period[4]	Expense Ratio
BlackRock Senior Floating
Rate Fund, Inc.	$1,000	$1,029.90	$ 7.83	$1,000	$1,017.49	$ 7.78	1.53%

4 Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
Because the Fund is a feeder fund, the expense table reflects the expenses of both the feeder fund and the Master LLC in which it invests.
5 Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent fiscal half year divided by 365.
See “Disclosure of Expenses for Continuously Offered Closed-End Funds” on page 11 for futher information on how expenses were calculated.

8 ANNUAL REPORT

AUGUST 31, 2010

Fund Summary as of August 31, 2010

BlackRock Senior Floating Rate Fund II, Inc.

Fund Overview

BlackRock Senior Floating Rate Fund II, Inc.’s (the “Fund”) investment objective is to provide as high a level of current income and such preservation of capital as is consistent with investment in senior collateralized corporate loans (“corporate loans”) primarily in the form of participation interests, as defined below, in corporate loans made by banks or other financial institutions. The Fund seeks to achieve its investment objective by investing its assets in the
Master Senior Floating Rate LLC ("Master LLC"), a separate closed-end, non-diversified management investment company. Master LLC may invest in a corporate loan either by participating as a co-lender at the time the loan is originated or by buying a participation or assignment interest in the corporate loan from a co-lender or a participant (collectively, “participation interests”). Master LLC invests, under normal market conditions, at least 80% of its assets in corporate loans or participating in such loans that have floating or variable interest rates and, under normal market conditions, at least 65% of its assets in floating rate or variable rate loans made to corporate borrowers or participating in such loans. Master LLC may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the 12 months ended August 31, 2010, the Fund returned 10.97% based on NAV while the closed-end Lipper Loan Participation Funds category posted an average NAV return of 15.79% for the same period. All returns reflect reinvestment of dividends. The Fund invests all of its assets in Master LLC.
Master LLC does not employ leverage and is therefore expected to underperform the Fund’s Lipper category under strong market conditions as the category includes many leveraged competitors. The Fund performed as expected relative to its peer group as markets generally advanced over the past 12 months.
Master LLC maintained relatively conservative positioning weighted toward higher quality credits and loan structures. This positioning had a negative impact on relative performance during much of the period as lower quality credit outperformed, with the exception of the credit correction during the second quar-
ter of 2010. We continue to believe this positioning is the appropriate stance in a low-growth environment. Master LLC’s overweight position in the automo-
biles sector and investments in special situations and distressed credits had a positive impact on performance, as did an underweight position in health care. Master LLC frequently held cash committed for pending transactions; these cash balances did not have a significant impact on performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information[1]
Initial Offering Date	March 26, 1999
Yield based on Net Asset Value as of August 31, 2010 ($8.22)[2]	4.66%
Current Monthly Distribution per Share[3]	$0.032518
Current Annualized Distribution per Share[3]	$0.382873

1 The Fund is a continuously offered closed-end fund that does not trade on an exchange.
2 Yield based on net asset value is calculated by dividing the current annualized distribution per share by the net asset value. Past performance does not guarantee future results.
3 The distribution is not constant and is subject to change.

The table below summarizes the change in the Fund’s NAV per share:
	8/31/10	8/31/09	Change	High	Low
Net Asset Value	$8.22	$7.76	5.93%	$8.38	$7.75

Expense Example for Continuously Offered Closed-End Funds
		Actual			Hypothetical[5]
	Beginning	Ending		Beginning	Ending
	Account Value	Account Value	Expenses Paid	Account Value	Account Value	Expenses Paid	Annualized
	March 1, 2010	August 31, 2010	During the Period[4]	March 1, 2010	August 31, 2010	During the Period[4]	Expense Ratio
BlackRock Senior Floating
Rate Fund II, Inc.	$1,000	$1,028.60	$ 8.59	$1,000	$1, 016.74	$ 8.54	1.68%

4 Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
Because the Fund is a feeder fund, the expense table reflects the expenses of both the feeder fund and the Master LLC in which it invests.
5 Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.
See “Disclosure of Expenses for Continuously Offered Closed-End Funds” on page 11 for futher information on how expenses were calculated.

ANNUAL REPORT

AUGUST 31, 2010

The Benefits and Risks of Leveraging

BHL, DVF, FRA and BLW may utilize leverage to seek to enhance the yield and NAV. However, these objectives cannot be achieved in all interest rate environments.

The Funds may utilize leverage by borrowing through a credit facility, partici-
pation in the TALF, or through entering into reverse repurchase agreements and treasury roll transactions. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from lever-
age will be based on short-term interest rates, which normally will be lower than the income earned by each Fund on its longer-term portfolio invest-
ments. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from lever-
age is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Funds had not used leverage.

To illustrate these concepts, assume a Fund’s capitalization is $100 million and it borrows for an additional $30 million, creating a total value of $130 million available for investment in long-term securities. If prevailing short-
term interest rates are 3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund pays borrowing costs and interest expense on the $30 million of borrowings based on the lower short-term interest rates. At the same time, the securities purchased by the Fund with assets received from the borrowings earn income based on long-term interest rates. In this case, the borrowing costs and interest expense of the borrowings is significantly lower than the income earned on the Fund’s long-term investments, and therefore the shareholders are the beneficiaries of the incremental net income.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term inter-
est rates rise above long-term interest rates of 6%, the yield curve has a negative slope. In this case, the Fund pays interest expense on the higher short-term interest rates whereas the Fund’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemption value of the Funds’ borrowings do not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the
Funds’ NAV positively or negatively in addition to the impact on Fund performance from leverage from borrowings discussed above.

The use of leverage may enhance opportunities for increased income to the Funds and shareholders, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in each Fund’s NAV, market price and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, each Fund’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. Each Fund may be required to sell portfolio securities at inopportune times or at dis-
tressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Fund to incur losses. The use of leverage may limit each Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund will incur expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income.

Under the Investment Company Act of 1940, the Funds are permitted to borrow through their credit facility, through participation in the TALF or entering into reverse repurchase agreements up to 33 1 / 3 % of their total man-
aged assets. As of August 31, 2010, the Funds had outstanding leverage from borrowings as a percentage of their total managed assets as follows:

Percent of
Leverage
BHL	16%
DVF	18%
FRA	17%
BLW	17%

10 ANNUAL REPORT

AUGUST 31, 2010

Derivative Financial Instruments

The Funds may invest in various derivative instruments, including swaps, financial futures contracts, foreign currency exchange contracts and options, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical cus-
tody of securities or to hedge market, interest rate, credit, equity and/or foreign currency exchange rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative instrument. The Funds’

ability to successfully use a derivative instrument depends on the invest-
ment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio securities at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold a security that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

Disclosure of Expenses for Continuously Offered Closed-End Funds

Shareholders of BlackRock Senior Floating Rate Fund, Inc. and
BlackRock Senior Floating Rate Fund II, Inc. may incur the following charges:

(a) expenses related to transactions, including early withdrawal fees; and
(b) operating expenses, including administration fees, and other Fund expenses. The examples on the previous pages (which are based on a hypo-
thetical investment of $1,000 invested on March 1, 2010 and held through
August 31, 2010) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund under the heading entitled “Expenses Paid During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these
Funds and other funds, compare the 5% hypothetical example with the 5%
hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the tables are intended to highlight shareholders’
ongoing costs only and do not reflect any transactional expenses, such as early withdrawal fees. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders deter-
mine the relative total expenses of owning different funds. If these trans-
actional expenses were included, shareholder expenses would have been higher.

ANNUAL REPORT

AUGUST 31, 2010

Schedule of Investments August 31, 2010

BlackRock Defined Opportunity Credit Trust (BHL)
(Percentages shown are based on Net Assets)

Common Stocks (a)		Shares	Value
Capital Markets — 0.2%
E*Trade Financial Corp.		16,300	$ 202,283
Software — 0.2%
HMH Holdings/EduMedia		54,036	270,181
Total Common Stocks — 0.4%			472,464
		Par
Corporate Bonds		(000)
Airlines — 0.4%
Air Canada, 9.25%, 8/01/15 (b)	USD	250	245,000
Delta Air Lines, Inc., Series B, 9.75%, 12/17/16		285	299,325
			544,325
Auto Components — 0.9%
Delphi International Holdings Unsecured, 12.00%,
10/06/14		13	12,664
Icahn Enterprises LP:
7.75%, 1/15/16		375	372,188
8.00%, 1/15/18		750	746,250
			1,131,102
Building Products — 0.3%
Building Materials Corp. of America, 7.00%, 2/15/20 (b)		375	373,125
Chemicals — 0.4%
CF Industries, Inc., 6.88%, 5/01/18		415	436,788
Commercial Banks — 1.1%
CIT Group, Inc., 7.00%, 5/01/17		1,375	1,292,929
Commercial Services & Supplies — 0.5%
Clean Harbors, Inc., 7.63%, 8/15/16		400	410,000
The Geo Group, Inc., 7.75%, 10/15/17 (b)		250	257,500
			667,500
Consumer Finance — 0.4%
Inmarsat Finance Plc, 7.38%, 12/01/17 (b)		425	435,625
Containers & Packaging — 0.8%
Berry Plastics Corp.:
8.25%, 11/15/15		700	701,750
9.50%, 5/15/18 (b)		240	220,800
Berry Plastics Holding Corp., 8.88%, 9/15/14		45	42,862
			965,412
Diversified Financial Services — 1.4%
Ally Financial, Inc., 8.30%, 2/12/15 (b)		850	884,000
FCE Bank Plc:
7.13%, 1/16/12	EUR	600	786,963
7.13%, 1/15/13		50	65,580
			1,736,543
Diversified Telecommunication Services — 1.1%
Frontier Communications Corp., 8.25%, 4/15/17	USD	290	306,675
ITC Deltacom, Inc., 10.50%, 4/01/16		250	246,250
Qwest Corp., 8.38%, 5/01/16		640	745,600
			1,298,525
Energy Equipment & Services — 0.4%
Expro Finance Luxembourg SCA, 8.50%, 12/15/16 (b)		500	467,500

		Par
Corporate Bonds		(000)	Value
Food & Staples Retailing — 0.1%
Rite Aid Corp., 8.00%, 8/15/20 (b)	USD	180	$ 178,875
Food Products — 0.8%
B&G Foods, Inc., 7.63%, 1/15/18		300	308,625
Bumble Bee Foods LLC, 7.75%, 12/15/15 (b)		210	222,075
Smithfield Foods, Inc., 10.00%, 7/15/14 (b)		370	413,012
			943,712
Health Care Providers & Services — 0.3%
American Renal Holdings, 8.38%, 5/15/18 (b)		135	135,000
HCA, Inc., 7.25%, 9/15/20		220	229,900
			364,900
Health Care Technology — 0.8%
IMS Health, Inc., 12.50%, 3/01/18 (b)		850	984,937
Hotels, Restaurants & Leisure — 0.2%
MGM Resorts International, 11.13%, 11/15/17		240	268,200
Household Durables — 0.7%
Beazer Homes USA, Inc., 12.00%, 10/15/17		715	805,269
IT Services — 0.3%
SunGard Data Systems, Inc., 4.88%, 1/15/14		383	366,723
Independent Power Producers & Energy Traders — 2.7%
Calpine Construction Finance Co. LP, 8.00%,
6/01/16 (b)		1,165	1,223,250
Energy Future Holdings Corp., 10.00%, 1/15/20 (b)		400	385,201
NRG Energy, Inc.:
7.25%, 2/01/14		1,600	1,632,000
7.38%, 2/01/16		100	100,750
			3,341,201
Media — 1.6%
Clear Channel Worldwide Holdings, Inc.:
9.25%, 12/15/17		185	191,938
Series B, 9.25%, 12/15/17		740	776,075
DISH DBS Corp., 7.00%, 10/01/13		425	442,531
UPC Germany GmbH, 8.13%, 12/01/17 (b)		500	513,750
			1,924,294
Oil, Gas & Consumable Fuels — 0.6%
Coffeyville Resources LLC, 9.00%, 4/01/15 (b)		140	143,850
OPTI Canada, Inc., 9.00%, 12/15/12 (b)		580	581,450
			725,300
Paper & Forest Products — 0.9%
NewPage Corp., 11.38%, 12/31/14		1,115	905,937
Verso Paper Holdings LLC, 11.50%, 7/01/14		200	211,000
			1,116,937
Textiles, Apparel & Luxury Goods — 0.4%
Phillips-Van Heusen Corp., 7.38%, 5/15/20		445	458,350
Wireless Telecommunication Services — 1.5%
Cricket Communications, Inc., 7.75%, 5/15/16		1,125	1,161,562
Nextel Communications, Inc., Series E, 6.88%, 10/31/13		525	523,687
Sprint Capital Corp., 8.38%, 3/15/12		175	185,063
			1,870,312
Total Corporate Bonds — 18.6%			22,698,384

Portfolio Abbreviations
To simplify the listings of portfolio holdings in the	CAD	Canadian Dollar	GO	General Obligation
Schedules of Investments, the names and descriptions of	EUR	Euro	MSCI	Morgan Stanley Capital International
many of the securities have been abbreviated according	FKA	Formerly Known As	USD	US Dollar
to the following list:	GBP	British Pound
See Notes to Financial Statements.

12 ANNUAL REPORT

AUGUST 31, 2010

Schedule of Investments (continued)

BlackRock Defined Opportunity Credit Trust (BHL)
(Percentages shown are based on Net Assets)

		Par
Floating Rate Loan Interests (c)		(000)	Value
Aerospace & Defense — 1.7%
DynCorp International, Term Loan, 6.25%, 7/07/16	USD	700	$ 694,575
Hawker Beechcraft Acquisition Co., LLC:
Letter of Credit Linked Deposit, 0.43%, 3/26/14		37	29,768
Term Loan, 2.26% – 2.53%, 3/26/14		627	499,209
TASC, Inc.:
Tranche A Term Loan, 5.50%, 12/18/14		162	161,635
Tranche B Term Loan, 5.75%, 12/18/15		628	629,167
			2,014,354
Auto Components — 2.8%
Affinion Group, Inc., Tranche B Term Loan,
5.00%, 10/09/16		748	719,756
Allison Transmission, Inc., Term Loan,
3.04%, 8/07/14		2,334	2,151,042
Dana Holding Corp., Term Advance, 4.52% – 6.50%,
1/30/15		390	382,609
Exide Global Holdings Netherlands C.V., European
Borrower, Term Loan, 3.94%, 5/15/12	EUR	146	171,032
			3,424,439
Automobiles — 1.3%
Ford Motor Co.:
Tranche B-1 Term Loan, 3.03%, 12/15/13	USD	1,578	1,517,979
Tranche B-2 Term Loan, 3.03%, 12/15/13		24	22,720
			1,540,699
Building Products — 2.0%
Building Materials Corp. of America, Term Loan Advance,
3.06%, 2/22/14		257	251,638
Goodman Global, Inc., Term Loan, 6.25%, 2/13/14		1,223	1,227,465
Momentive Performance Materials (Blitz 06-103 GmbH),
Tranche B-2 Term Loan, 2.88% 12/04/13	EUR	797	925,809
			2,404,912
Capital Markets — 0.4%
Nuveen Investments, Inc., Term Loan (First Lien),
3.48 – 3.53%%, 11/13/14	USD	623	550,125
Chemicals — 6.4%
CF Industries, Inc., Term Loan B-1, 4.50%, 4/05/15		462	464,616
Chemtura Corp.:
Debtor in Possession Term Facility,
6.00%, 2/11/11		850	847,875
Exit Term Loan, 5.50%, 8/16/16		750	753,125
Gentek Holding, LLC, Tranche B Term Loan, 7.00%,
10/29/14		453	452,596
Huish Detergents, Inc., Tranche B Term Loan, 2.02%,
4/26/14		233	220,381
Lyondell Chemical Co., Exit Term Loan, 5.50%, 4/08/16		255	256,771
MacDermid, Inc., Tranche B Term Loan, 2.27%, 4/12/14		484	445,157
Nalco Co., Term Loan, 6.50%, 5/13/16		1,213	1,216,792
PQ Corp. (FKA Niagara Acquisition, Inc.), Term Loan
(First Lien), 3.52% – 3.73%, 7/30/14		1,202	1,099,350
Rockwood Specialties Group, Inc., Term Loan H, 6.00%,
5/15/14		586	586,003
Solutia, Inc., Term Loan, 4.75%, 3/17/17		702	701,864
Tronox Worldwide LLC:
Tranche B-1 Term Loan, 11.25%, 9/20/10		631	635,712
Tranche B-2 Term Loan, 11.25%, 9/20/10		169	170,788
			7,851,030
Commercial Banks — 1.0%
CIT Group, Inc., Tranche 3 Term Loan, 6.25%, 8/11/15		1,180	1,176,153
Commercial Services & Supplies — 6.4%
ARAMARK Corp.:
Letter of Credit-1 Facility, 0.11%, 1/26/14		19	17,694
Letter of Credit-2 Facility, 0.11%, 7/26/16		31	29,737
US Term Loan, 2.41%, 1/26/14		259	244,672
US Term Loan B, 3.78%, 7/26/16		466	452,166

		Par
Floating Rate Loan Interests (c)		(000)	Value
Commercial Services & Supplies (concluded)
AWAS Finance Luxembourg Sarl, Term Loan, 7.75%,
6/10/16	USD	425	$ 427,479
Adesa, Inc. (KAR Holdings, Inc.), Initial Term Loan,
3.02%, 10/21/13		326	313,064
Advanced Disposal Services, Inc., Term Loan B, 6.00%,
1/14/15		398	398,000
Altegrity, Inc., Incremental Term Loan, 7.75%, 2/21/15		750	747,188
Casella Waste Systems, Inc., Term Loan B, 7.00%,
4/09/14		558	561,222
Delos Aircraft, Inc., Term Loan 2, 7.00%, 3/17/16		475	477,573
Diversey, Inc. (FKA Johnson Diversey, Inc.), Tranche B
Dollar Term Loan, 5.50%, 11/24/15		498	496,256
International Lease Finance Corp., Term Loan 1,
6.75%, 3/17/15		950	957,521
Protection One, Inc., Term Loan, 6.00%, 6/04/16		750	741,563
Quad Graphics, Term Loan, 5.50%, 4/20/16		275	262,350
Synagro Technologies, Inc., Term Loan (First Lien),
2.27% – 2.28%, 4/02/14		977	825,844
West Corp., Incremental Term Loan B-3, 7.25%,
10/24/13		913	909,838
			7,862,167
Communications Equipment — 0.1%
Sorenson Communications, Tranche C Term Loan, 6.00%,
8/16/13		119	106,480
Construction & Engineering — 0.7%
Aquilex Holdings LLC, Term Loan, 5.50%, 4/01/16		100	99,334
Safway Services, LLC, First Out Tranche Loan, 9.00%,
12/18/17		750	750,000
			849,334
Construction Materials — 0.3%
Fairmount Minerals Ltd., Term Loan B, 6.25%, 8/05/16		425	425,177
Consumer Finance — 2.7%
AGFS Funding Co., Term Loan, 7.25%, 4/21/15		1,750	1,729,219
Daimler Chrysler Financial Services Americas LLC,
Term Loan (Second Lien), 6.78%, 8/05/13		1,524	1,518,963
			3,248,182
Containers & Packaging — 0.8%
Anchor Glass Container Corp., Term Loan (First Lien),
6.00%, 3/02/16		358	354,674
BWAY Holdings, Co., Term Loan B, 5.50% – 6.00%,
6/16/17		169	168,932
Berry Plastics Holding Corp., Term Loan C, 2.38%,
4/03/15		520	473,835
ICL Industrial Containers ULC/ICL Contenants Industriels
ULC (FKA BWAY) Term Loan C, 5.50% – 6.00%, 6/16/17		16	15,847
			1,013,288
Diversified Consumer Services — 3.4%
Coinmach Laundry Corp., Delayed Draw Term Loan,
3.29% – 3.35%, 11/14/14		247	212,306
Coinmach Service Corp., Term Loan, 3.35%, 11/14/14		1,217	1,060,902
Laureate Education, Series A New Term Loan,
7.00%, 8/15/14		1,985	1,951,751
ServiceMaster Co.:
Closing Date Term Loan, 2.77% – 3.04%, 7/24/14		873	802,448
Delayed Draw Term Loan, 2.77%, 7/24/14		87	79,912
			4,107,319
Diversified Financial Services — 2.4%
MSCI, Inc., Term Loan, 4.75%, 6/01/16		798	800,328
Reynolds Group Holdings, Inc., US Term Loan, 6.25%,
5/05/16		1,589	1,581,031
Whitelabel IV SA:
Term Loan B2, 5.00%, 8/11/17	EUR	249	312,808
Term Loan B1, 5.00%, 8/11/17		151	189,023
			2,883,190

See Notes to Financial Statements.

ANNUAL REPORT

AUGUST 31, 2010

Schedule of Investments (continued)

BlackRock Defined Opportunity Credit Trust (BHL)
(Percentages shown are based on Net Assets)

		Par
Floating Rate Loan Interests (c)		(000)	Value
Diversified Telecommunication Services — 3.6%
Cincinnati Bell Inc., Tranche B Term Loan,
6.50%, 6/11/17	USD	673	$ 668,263
Hawaiian Telcom Communications, Inc., Tranche C
Term Loan, 4.75%, 5/30/14 (d)		516	361,183
Integra Telecom Holdings, Inc., Term Loan, 9.25%,
4/15/15		825	822,937
Level 3 Communications, Incremental Term Loan,
2.53% – 2.78%, 3/13/14		1,400	1,254,093
Wind Finance SL SA, Euro Facility (Second Lien),
7.89%, 12/17/14	EUR	1,000	1,264,677
			4,371,153
Electric Utilities — 1.0%
New Development Holdings LLC, Term Loan, 7.00%,
7/03/17	USD 1,250		1,262,500
Electrical Equipment — 0.4%
Baldor Electric Co., Term Loan, 5.25% – 5.50%, 1/31/14		506	505,968
Electronic Equipment, Instruments
& Components — 2.6%
CDW LLC (FKA CDW Corp.), Term Loan, 4.28%, 10/10/14		637	570,887
Deutsche Group SAS (FKA Matinvest 2 SAS)/Butterfly
Wendel US, Inc.:
Facility B-2, 3.91%, 6/22/14		319	271,533
Facility C-2, 4.16%, 6/22/15		268	228,042
Flextronics International Ltd.:
Closing Date Loan A, 2.53% – 2.56%, 10/01/14		103	96,528
Closing Date Loan B, 2.56%, 10/01/12		562	541,190
L-1 Identity Solutions Operating Co., Tranche B-1
Term Loan, 6.75%, 8/05/13		616	612,506
Styron Sarl, Term Loan, 7.50%, 6/17/16		825	831,443
			3,152,129
Energy Equipment & Services — 0.6%
MEG Energy Corp., Tranche D Term Loan, 6.00%,
4/03/16		696	694,509
Food & Staples Retailing — 2.3%
AB Acquisitions UK Topco 2 Ltd. (FKA Alliance Boots),
Facility B1, 3.55%, 7/09/15	GBP	500	713,338
Bolthouse Farms, Inc., Term Loan (First Lien), 5.50%,
2/11/16	USD	499	496,002
Pierre Foods, Term Loan, 7.00%, 3/03/16		488	486,078
Pilot Travel Centers LLC, Initial Tranche B Term Loan,
5.25%, 6/30/16		863	863,794
Rite Aid Corp., Term Loan B, 6.00%, 7/09/14		220	212,520
			2,771,732
Food Products — 3.1%
CII Investment, LLC (FKA Cloverhill):
Term Loan A, 8.50%, 10/14/14		482	481,836
Term Loan B, 8.50%, 10/14/14		586	586,021
Dole Food Co., Inc. Tranche B-1 Term Loan,
5.00% – 5.50%, 3/02/17		284	284,125
Michael Foods Group, Inc. (FKA M-Foods Holdings, Inc.),
Term Loan B, 6.25%, 6/29/16		500	500,357
Pilgrim’s Pride Corp., Term Loan A, 5.58%, 12/01/12		550	544,500
Pinnacle Foods Finance LLC, Tranche D Term Loan,
6.00%, 4/02/14		709	709,886
Solvest, Ltd. (Dole) Tranche C-1 Term Loan,
5.00% – 5.50, 3/02/17		704	705,371
			3,812,096
Health Care Equipment & Supplies — 1.4%
Biomet, Inc., Dollar Term Loan, 3.26% – 3.54%, 3/25/15		407	393,293
DJO Finance LLC (FKA ReAble Therapeutics Finance LLC),
Term Loan, 3.26%, 5/20/14		729	691,199
Fresenius SE:
Tranche C-1 Dollar Term Loan, 4.50%, 9/10/14		418	418,318
Tranche C-2 Term Loan, 4.50%, 9/10/14		227	227,759
			1,730,569

		Par
Floating Rate Loan Interests (c)		(000)	Value
Health Care Providers & Services — 6.2%
CHS/Community Health Systems, Inc.:
Delayed Draw Term Loan, 2.55%, 7/25/14	USD	86	$ 80,719
Term Loan Facility, 2.55%, 7/25/14		1,680	1,583,641
DaVita, Inc., Tranche B-1 Term Loan, 1.77% – 2.04%,
10/05/12		200	196,916
Gentiva Health Services, Inc., Term Loan B,
6.75%, 8/12/16		600	592,125
HCA, Inc.:
Tranche A-1 Term Loan, 2.03%, 11/16/12		1,655	1,592,364
Tranche B-1 Term Loan, 2.78%, 11/18/13		70	67,375
Harden Healthcare LLC:
Add-on Term Loan, 7.75%, 3/02/15		600	588,000
Tranche A Term Loan, 8.50%, 2/22/15		396	388,436
inVentiv Health, Inc. (FKA Ventive Health, Inc.),
Term Loan B, 6.50%, 7/31/16		1,200	1,197,750
Renal Advantage Holdings, Inc., Tranche B Term Loan,
6.00%, 6/03/16		525	525,000
Vanguard Health Holding Co. II, LLC (Vanguard Health
Systems, Inc.), Initial Term Loan, 5.00%, 1/29/16		813	803,229
			7,615,555
Health Care Technology — 0.8%
IMS Health, Inc., Tranche B Dollar Term Loan,
5.25%, 2/26/16		957	959,107
Hotels, Restaurants & Leisure — 5.5%
BLB Worldwide Holdings, Inc. (Wembley, Inc.), First
Priority Term Loan, 4.75%, 7/18/11		1,000	720,000
Harrah’s Operating Co., Inc.:
Term Loan B-3, 3.50% – 3.53%, 1/28/15		1,002	855,793
Term Loan B-4, 9.50%, 10/31/16		746	761,590
Penn National Gaming, Inc., Term Loan B, 2.01% –
2.24%, 10/03/12		566	552,251
SW Acquisitions Co., Inc., Term Loan, 5.75%, 6/01/16		1,120	1,120,737
Six Flags Theme Parks, Inc., Tranche B Term Loan (First Lien),
6.00%, 6/30/16		822	812,894
Travelport LLC (FKA Travelport, Inc.):
Delayed Draw Term Loan, 2.76%, 8/23/13		220	208,734
Original Post-First Amendment and Restatement
Synthetic Letter of Credit Loan, 3.03%, 8/23/13		21	19,590
Tranche B Dollar Term Loan, 2.76%, 8/23/13		114	107,887
Universal City Development Partners, Ltd., Term Loan,
5.50%, 11/16/14		496	497,003
VML US Finance LLC (FKA Venetian Macau):
Term B Delayed Draw Project Loan, 5.04%, 5/25/12		414	407,125
Term B Funded Project Loan, 5.04%, 5/27/13		723	709,996
			6,773,600
IT Services — 4.3%
Ceridian Corp., US Term Loan, 3.26%, 11/09/14		746	663,493
EVERTEC, Inc., Term Loan B, 7.00%, 8/20/16		450	439,875
First Data Corp.:
Initial Tranche B-1 Term Loan, 3.01%, 9/24/14		168	143,516
Initial Tranche B-2 Term Loan, 3.01%, 9/24/14		501	426,755
Initial Tranche B-3 Term Loan, 3.01%, 9/24/14		1,451	1,237,338
SunGard Data Systems, Inc. (Solar Capital Corp.),
Incremental Term Loan, 6.75%, 2/28/14		1,037	1,035,523
TransUnion LLC, Term Loan, 6.75%, 6/15/17		1,250	1,261,329
			5,207,829
Independent Power Producers & Energy Traders — 1.1%
Dynegy Holdings, Inc.:
Term Letter of Credit Facility, 4.02%, 4/02/13		204	200,689
Tranche B Term Loan, 4.02%, 4/02/13		16	16,073
Texas Competitive Electric Holdings Co., LLC (TXU),
Initial Tranche B-3 Term Loan, 3.79% – 4.03%,
10/10/14		1,454	1,096,171
			1,312,933
Industrial Conglomerates — 1.8%
Sequa Corp., Term Loan, 3.79%, 12/03/14		2,339	2,151,724

See Notes to Financial Statements.

14 ANNUAL REPORT

AUGUST 31, 2010

Schedule of Investments (continued)

BlackRock Defined Opportunity Credit Trust (BHL)
(Percentages shown are based on Net Assets)

		Par
Floating Rate Loan Interests (c)		(000)	Value
Insurance — 0.6%
Alliant Holdings I, Inc., Term Loan, 3.53%, 8/21/14	USD	716	$ 680,253
Internet & Catalog Retail — 0.2%
FTD Group, Inc., Tranche B Term Loan, 6.75%, 8/26/14		191	191,058
Machinery — 1.0%
LN Acquisition Corp. (Lincoln Industrial):
Delayed Draw Term Loan (First Lien), 3.52%,
7/11/14		245	233,088
Initial U.S. Term Loan (First Lien), 3.52%, 7/11/14		637	604,871
Oshkosh Truck Corp., Term Loan B, 6.44% – 6.54%,
12/06/13		419	421,618
			1,259,577
Marine — 0.2%
Horizon Lines, LLC:
Revolving Loan, 3.52% – 3.55%, 8/08/12		195	166,986
Term Loan, 3.79%, 8/08/12		148	134,762
			301,748
Media — 17.2%
Cengage Learning Acquisitions, Inc. (Thomson Learning),
Tranche 1 Incremental Term Loan, 7.50%, 7/03/14		1,881	1,874,539
Cequel Communications, LLC, New Term Loan, 2.30%,
11/05/13		532	511,065
Charter Communications Operating, LLC:
New Term Loan, 7.25%, 3/06/14		341	322,724
Term Loan B1, 2.26%, 3/06/14		449	458,778
Term Loan C, 3.79%, 9/06/16		2,569	2,456,904
Clarke American Corp., Term Loan B, 2.76%, 6/30/14		619	533,832
FoxCo Acquisition Sub, LLC, Term Loan, 7.50%, 7/14/15		652	626,686
HMH Publishing Co., Ltd., Tranche A Term Loan, 5.79%,
6/12/14 (d)		876	797,990
Hanley-Wood, LLC, Term Loan, 2.56% – 2.63%, 3/10/14		737	318,931
Intelsat Corp. (FKA PanAmSat Corp.):
Tranche B-2-A Term Loan, 3.03%, 1/03/14		237	223,669
Tranche B-2-B Term Loan, 3.03%, 1/03/14		237	223,601
Tranche B-2-C Term Loan, 3.03%, 1/03/14		237	223,601
Interactive Data Corp., Term Loan, 6.75%, 1/29/17		700	704,083
Lavena Holding 3 GmbH (Prosiebensat.1 Media AG):
Facility B1, 3.52%, 6/28/15	EUR	510	488,690
Facility C1, 3.77%, 6/30/16		510	488,690
Local TV Finance, LLC, Term Loan, 2.27%, 5/07/13	USD	224	199,037
Mediacom Illinois, LLC (FKA Mediacom Communications,
LLC):
Tranche D Term Loan, 5.50%, 3/31/17		200	195,935
Tranche E Loan, 4.50%, 10/23/17		1,075	1,014,513
Newsday, LLC:
Fixed Rate Term Loan, 10.50%, 8/01/13		800	849,000
Floating Rate Term Loan, 6.78%, 8/01/13		500	502,500
Nielsen Finance LLC:
Class A Dollar Term Loan, 2.29%, 8/09/13		26	24,805
Class B Dollar Term Loan, 4.04%, 5/01/16		1,153	1,114,223
Class C Dollar Term Loan, 4.04%, 5/28/16		419	401,631
Regal Cinemas Corp., Term Loan, 4.03%, 11/19/16		349	344,761
Sinclair Television Group, Inc., New Tranche B Loan,
5.50%, 10/29/15		409	409,432
Springer Science+Business Media SA, Facility A1,
6.75%, 7/01/16	EUR	1,100	1,378,874
Sunshine Acquisition Ltd. (AKA HIT Entertainment),
Term Facility, 5.68%, 6/01/12	USD	598	557,456
TWCC Holdings Corp., Replacement Term Loans,
5.00%, 9/14/15		1,027	1,025,658
UPC Financing Partnership, Facility U, 4.64%, 12/31/17 EUR		800	941,079
Virgin Media Investment Holdings Ltd., Facility B,
4.77%, 12/31/15	GBP	750	1,115,016
Yell Group Plc/Yell Finance (UK) Ltd., Facility A3, 2.60%,
8/09/11	USD	703	678,516
			21,006,219

		Par
Floating Rate Loan Interests (c)		(000)	Value
Multi-Utilities — 0.2%
FirstLight Power Resources, Inc. (FKA NE Energy, Inc.):
Synthetic Letter of Credit, 0.41%, 11/01/13	USD	4	$ 3,705
Term B Advance (First Lien), 3.06%, 11/01/13		238	220,396
			224,101
Multiline Retail — 2.6%
Dollar General Corp., Tranche B-2 Term Loan, 3.01%,
7/07/14		526	505,901
Hema Holding BV, Facility D, 5.65%, 1/01/17	EUR	1,800	2,109,972
The Neiman Marcus Group, Inc., Term Loan, 2.30%,
4/06/13	USD	524	496,386
			3,112,259
Oil, Gas & Consumable Fuels — 0.3%
Big West Oil, LLC, Term Loan, 12.00%, 7/23/15		325	328,927
Paper & Forest Products — 0.6%
Georgia-Pacific LLC, Term Loan B, 2.30% – 2.53%,
12/23/12		752	741,240
Personal Products — 0.0%
American Safety Razor Co., LLC, Term Loan (First Lien),
6.75%, 7/31/13		43	39,646
Pharmaceuticals — 1.0%
Warner Chilcott Co., LLC, Term Loan A, 6.00%, 10/30/14		459	458,018
Warner Chilcott Corp.:
Additional Term Loan, 6.25%, 4/30/15		198	197,657
Term Loan B-1, 6.25%, 4/30/15		197	196,363
Term Loan B-2, 6.25%, 4/30/15		326	325,290
Term Loan B-3, 6.50%, 2/20/16		68	68,182
Term Loan B-4, 6.50%, 2/20/16		22	22,123
			1,267,633
Professional Services — 0.8%
Booz Allen Hamilton, Inc., Tranche B Term Loan, 7.50%,
7/31/15		983	983,728
Real Estate Management & Development — 1.7%
Realogy Corp.:
Delayed Draw Term Loan B, 3.30% – 3.53%,
10/10/13		1,045	901,372
Initial Term Loan B, 3.30%, 10/10/13		588	507,692
Synthetic Letter of Credit, 0.11%, 10/10/13		101	87,031
Term Facility (Second Lien), 13.50%, 10/15/17		500	527,500
			2,023,595
Semiconductors & Semiconductor Equipment — 0.2%
Freescale Semiconductor, Inc., Extended Maturity
Term Loan, 4.56%, 12/01/16		300	268,266
Software — 0.7%
Telcordia Technologies, Inc., Term Loan, 6.75%,
4/30/16		599	598,001
Vertafore, Inc., Term Loan B, 6.75%, 7/28/16		305	303,094
			901,095
Specialty Retail — 2.1%
Bass Pro Group LLC, Term Loan, 5.00% – 5.75%,
4/10/15		195	194,449
Burlington Coat Factory Warehouse Corp., Term Loan,
2.54% – 2.66%, 5/28/13		190	179,978
General Nutrition Centers, Inc., Term Loan, 2.52% –
2.79%, 9/16/13		195	184,706
Matalan, Term Loan, 5.57%, 3/24/16	GBP	300	455,724
Michaels Stores, Inc.:
Term Loan B-1, 2.63% – 2.81%, 10/31/13	USD	511	482,103
Term Loan B-2, 4.88% – 5.06%, 7/31/16		249	240,565
Toys ‘R’ US, Inc., Term Loan B, 6.00%, 8/17/16		800	797,995
			2,535,520

See Notes to Financial Statements.

ANNUAL REPORT

AUGUST 31, 2010

Schedule of Investments (continued)

BlackRock Defined Opportunity Credit Trust (BHL)
(Percentages shown are based on Net Assets)

	Par
Floating Rate Loan Interests (c)	(000)	Value
Textiles, Apparel & Luxury Goods — 1.0%
Hanesbrands, Inc., New Term Loan, 5.25%, 12/10/15	USD 461	$ 463,863
Phillips Van Heusen Corp., US Tranche B Term Loan,
4.75%, 5/06/16	790	794,537
		1,258,400
Wireless Telecommunication Services — 3.3%
Cavtel Holdings, LLC, Term Loan, 10.50%, 12/31/12 (d)	212	200,469
Digicel International Finance Ltd., US Term Loan
(Non-Rollover), 3.06%, 3/30/12	1,938	1,892,350
MetroPCS Wireless, Inc.:
Tranche B-1 Term Loan, 2.56%, 11/03/13	106	102,850
Tranche B-2 Term Loan, 3.81%, 11/03/16	1,153	1,131,072
Vodafone Americas Finance 2 Inc., Initial Loan,
6.88%, 7/30/15	750	750,000
		4,076,741
Total Floating Rate Loan Interests — 100.8%		122,978,259
	Beneficial
	Interest
Other Interests (e)	(000)
Auto Components — 1.0%
Delphi Debtor-in-Possession Holding Co. LLP
Class B Membership Interests	—(f)	1,247,163
Total Other Interests — 1.0%		1,247,163
Total Long-Term Investments
(Cost — $146,852,174) — 120.8%		147,396,270
Short-Term Securities	Shares
BlackRock Liquidity Funds, TempFund, Institutional
Class, 0.25% (g)(h)	1,172,197	1,172,197
Total Short-Term Securities
(Cost — $1,172,197) — 0.9%		1,172,197
Total Investments (Cost — $148,024,371*) — 121.7%		148,568,467
Liabilities in Excess of Other Assets — (21.7%)		(26,506,852)
Net Assets — 100.0%		$122,061,615

* The cost and unrealized appreciation (depreciation) of investments as of
August 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$148,023,821
Gross unrealized appreciation	$ 3,598,216
Gross unrealized depreciation	(3,053,570)
Net unrealized appreciation	$ 544,646

(a) Non-income producing security.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration to qualified institutional investors.
(c) Variable rate security. Rate shown is as of report date.
(d) Represents a payment-in-kind security which may pay interest/dividends in addi-
tional face/shares.
(e) Other interests represent beneficial interest in liquidation trusts and other reorgani-
zation entities and are non-income producing.
(f) Amount is less than $1,000.

(g) Investments in companies considered to be an affiliate of the Trust, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

			Shares Held at		Net	Shares Held at
	Affiliate		August 31, 2009		Activity August 31, 2010		Income
	BlackRock Liquidity
	Funds, TempFund,
	Institutional Class			—	1,172,197	1,172,197	$4,642
(h) Represents the current yield as of report date.
•	Foreign currency exchange contracts as of August 31, 2010 were as follows:
							Unrealized
	Currency			Currency		Settlement Appreciation
	Purchased			Sold	Counterparty	Date (Depreciation)
	EUR	59,000	USD	74,697	Citibank NA	9/15/10	$ 69
	USD	7,974,576	EUR	6,309,000	Citibank NA	9/15/10	(20,335)
	USD	185,370	EUR	140,000	Citibank NA	9/15/10	7,959
	USD	2,193,452	GBP	1,423,000	Royal Bank
					of Scotland	10/20/10	11,829
	Total					$ (478)

• For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management.
This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

• Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivatives, which are as follows:
• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Fund’s own assumptions used in determining the fair value of investments and derivatives)
The inputs or methodologies used for valuing securities are not necessarily an indica-
tion of the risk associated with investing in those securities. For information about the
Fund’s policy regarding valuation of investments and derivatives and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.
The following tables summarize the inputs used as of August 31, 2010 in determin-
ing the fair valuation of the Fund’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in
Securities:
Long-Term
Investments:
Common Stocks	$ 202,283	—	$ 270,181	$ 472,464
Corporate Bonds	—	$ 22,685,720	12,664	22,698,384
Floating Rate
Loan Interests	—	102,541,176	20,437,083	122,978,259
Other Interests	—	1,247,163	—	1,247,163
Short-Term
Securities	1,172,197	—	—	1,172,197
Unfunded Loan
Commitments	—	—	3,688	3,688
Liabilities:
Unfunded Loan
Commitments	—	—	(50,431)	(50,431)
Total	$ 1,374,480	$126,474,059	$20,673,185	$148,521,724

See Notes to Financial Statements.

16 ANNUAL REPORT

AUGUST 31, 2010

Schedule of Investments (concluded)

BlackRock Defined Opportunity Credit Trust (BHL)

Derivative Financial Instruments[1]

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency
exchange
contracts	—	$ 19,857	—	$ 19,857
Liabilities:
Foreign currency
exchange
contracts	—	(20,335)	—	(20,335)
Total	—	$ (478)	—	$ (478)

1 Derivative financial instruments are foreign currency exchange contracts. Foreign currency exchange contracts are valued at the unrealized appreciation/depreci-
ation on the instrument.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:
	Common	Corporate	Floating Rate	Unfunded Loan
	Stocks	Bonds	Loan Interests	Commitments	Total
Assets/Liabilities:
Balance, as of August 31, 2009	—	—	$24,495,356	$ 60,517	$24,555,873
Accrued discounts/premiums	—	—	245,232	—	245,232
Net realized gain (loss)	—	—	390,156	—	390,156
Net change in unrealized appreciation/depreciation[2]	—	—	3,302,917	(107,260)	3,195,657
Purchases	—	—	6,258,629	—	6,258,629
Sales	—	—	(19,925,222)	—	(19,925,222)
Transfers in3	$ 270,181	$ 12,664	12,292,781	—	12,575,626
Transfers out[3]	—	—	(6,622,766)	—	(6,622,766)
Balance, as of August 31, 2010	$ 270,181	$ 12,664	$20,437,083	$ (46,743)	$20,673,185

2 Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on securities still held at August 31, 2010 was $579,777.
3 The Fund’s policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.

See Notes to Financial Statements.

ANNUAL REPORT

AUGUST 31, 2010

Schedule of Investments August 31, 2010

BlackRock Diversified Income Strategies Fund, Inc. (DVF)

(Percentages shown are based on Net Assets)

		Par
Asset-Backed Securities		(000)	Value
North Street Referenced Linked Notes 2000-1 Ltd.,
Series 2005-8A, Class D, 15.04%, 6/15/41 (a)(b)	USD	1,350	$ 338,985
Total Asset-Backed Securities — 0.2%			338,985
Common Stocks (c)		Shares
Building Products — 0.2%
Masonite Worldwide Holdings		6,589	250,382
Capital Markets — 0.1%
E*Trade Financial Corp.		14,300	177,463
Chemicals — 0.0%
Wellman Holdings, Inc.		1,613	81
Construction Materials — 0.1%
Nortek, Inc.		1,570	65,155
Electrical Equipment — 0.0%
Medis Technologies Ltd.	176,126		5,460
Hotels, Restaurants & Leisure — 0.0%
Buffets Restaurants Holdings, Inc.		688	2,890
Metals & Mining — 0.1%
Euramax International		468	154,275
Paper & Forest Products — 1.1%
Ainsworth Lumber Co. Ltd.	286,978		672,804
Ainsworth Lumber Co. Ltd. (a)	349,782		820,045
			1,492,849
Software — 0.3%
HMH Holdings/EduMedia		46,104	230,519
TiVo, Inc.		17,975	141,284
			371,803
Total Common Stocks — 1.9%			2,520,358
		Par
Corporate Bonds		(000)
Airlines — 0.5%
Delta Air Lines, Inc., Series B, 9.75%, 12/17/16	USD	285	299,325
United Air Lines, Inc., 12.75%, 7/15/12		297	331,557
			630,882
Auto Components — 0.1%
Delphi International Holdings Unsecured, 12.00%,
10/06/14		13	12,664
Icahn Enterprises LP, 7.75%, 1/15/16		105	104,213
			116,877
Building Products — 2.5%
Building Materials Corp. of America, 7.00%, 2/15/20 (a)		400	398,000
CPG International I, Inc., 7.50%, 7/01/12 (b)		2,500	2,415,625
Ply Gem Industries, Inc., 11.75%, 6/15/13		400	412,000
			3,225,625
Capital Markets — 0.3%
E*Trade Financial Corp., 3.95%, 8/31/19 (a)(d)(e)		83	99,600
Marsico Parent Co., LLC, 10.63%, 1/15/16 (a)		649	240,130
Marsico Parent Holdco, LLC, 12.50%, 7/15/16 (a)(f)		180	16,162
Marsico Parent Superholdco, LLC, 14.50%, 1/15/18 (a)(f)		197	17,686
			373,578
Chemicals — 1.1%
CF Industries, Inc., 6.88%, 5/01/18		445	468,362
Wellman Holdings, Inc., Subordinate Note (d):
(Second Lien), 10.00%, 1/29/19 (a)		894	777,780
(Third Lien), 5.00%, 1/29/19 (f)		294	114,483
			1,360,625

		Par
Corporate Bonds		(000)	Value
Commercial Banks — 0.7%
CIT Group, Inc., 7.00%, 5/01/17	USD	705	$ 662,920
Glitnir Banki HF (c)(g):
4.15%, 4/20/10 (a)		65	18,525
6.38%, 9/25/12 (a)		365	104,025
Series EMTN, 5.07%, 1/27/10	EUR	100	35,483
Series EMTN, 3.00%, 6/30/10		120	42,580
			863,533
Commercial Services & Supplies — 0.5%
Clean Harbors, Inc., 7.63%, 8/15/16	USD	400	410,000
The Geo Group, Inc., 7.75%, 10/15/17 (a)		250	257,500
			667,500
Construction Materials — 0.5%
Nortek, Inc., 11.00%, 12/01/13		639	672,899
Consumer Finance — 0.4%
Inmarsat Finance Plc, 7.38%, 12/01/17 (a)		450	461,250
Containers & Packaging — 0.7%
Berry Plastics Corp., 9.50%, 5/15/18 (a)		260	239,200
Berry Plastics Holding Corp., 8.88%, 9/15/14		45	42,862
Smurfit Kappa Acquisitions (a):
7.25%, 11/15/17	EUR	250	323,149
7.75%, 11/15/19		240	311,744
			916,955
Diversified Financial Services — 1.6%
Ally Financial Inc.:
6.88%, 9/15/11	USD	150	152,625
8.30%, 2/12/15 (a)		120	124,800
7.50%, 9/15/20 (a)		370	366,300
Axcan Intermediate Holdings, Inc., 12.75%, 3/01/16		90	90,112
FCE Bank Plc, 7.13%, 1/16/12	EUR	400	524,642
GMAC, Inc.:
5.38%, 6/06/11		110	139,049
7.50%, 12/31/13		20	20,425
8.00%, 3/15/20 (a)		30	30,750
Reynolds Group DL Escrow, Inc., 7.75%, 10/15/16 (a)		400	403,000
Reynolds Group Issuer, Inc., 7.75%, 10/15/16 (a)		200	257,249
			2,108,952
Diversified Telecommunication Services — 0.9%
Frontier Communications Corp., 8.25%, 4/15/17	USD	290	306,675
ITC Deltacom, Inc., 10.50%, 4/01/16		300	295,500
Qwest Corp., 8.38%, 5/01/16		500	582,500
			1,184,675
Energy Equipment & Services — 0.5%
Expro Finance Luxembourg SCA, 8.50%, 12/15/16 (a)		750	701,250
Food & Staples Retailing — 0.1%
Rite Aid Corp., 8.00%, 8/15/20 (a)		130	129,187
Food Products — 0.7%
B&G Foods, Inc., 7.63%, 1/15/18		300	308,625
Bumble Bee Foods LLC, 7.75%, 12/15/15 (a)		220	232,650
Smithfield Foods, Inc., 10.00%, 7/15/14 (a)		320	357,200
			898,475
Health Care Providers & Services — 0.2%
HCA, Inc., 7.25%, 9/15/20		235	245,575
Health Care Technology — 0.4%
IMS Health, Inc., 12.50%, 3/01/18 (a)		400	463,500
Hotels, Restaurants & Leisure — 1.1%
Little Traverse Bay Bands of Odawa Indians, 10.25%,
2/15/14 (a)(c)(g)		800	270,000
MGM Resorts International, 11.13%, 11/15/17		390	435,825
Travelport LLC, 5.16%, 9/01/14 (b)		810	751,275
Tropicana Entertainment LLC, Series WI, 9.63%,
12/15/14 (a)(c)(g)		120	88
			1,457,188

See Notes to Financial Statements.

18 ANNUAL REPORT

AUGUST 31, 2010

Schedule of Investments (continued)

BlackRock Diversified Income Strategies Fund, Inc. (DVF)

(Percentages shown are based on Net Assets)

		Par
Corporate Bonds		(000)	Value
Household Durables — 0.4%
Beazer Homes USA, Inc., 12.00%, 10/15/17	USD	500	$ 563,125
IT Services — 0.2%
SunGard Data Systems, Inc., 4.88%, 1/15/14		300	287,250
Independent Power Producers & Energy Traders — 1.2%
Calpine Construction Finance Co. LP, 8.00%, 6/01/16 (a)		750	787,500
Energy Future Holdings Corp., 10.00%, 1/15/20 (a)		400	385,201
NRG Energy, Inc.:
7.25%, 2/01/14		380	387,600
7.38%, 2/01/16		55	55,413
			1,615,714
Industrial Conglomerates — 0.6%
Sequa Corp., 13.50%, 12/01/15 (a)(f)		722	750,432
Insurance — 0.3%
USI Holdings Corp., 4.25%, 11/15/14 (a)(b)		490	415,275
Leisure Equipment & Products — 0.3%
Brunswick Corp., 11.25%, 11/01/16 (a)		295	337,037
Machinery — 1.0%
ESCO Corp., 4.41%, 12/15/13 (a)(b)		920	837,200
Titan International, Inc., 8.00%, 1/15/12		460	478,400
			1,315,600
Media — 2.6%
Affinion Group, Inc., 10.13%, 10/15/13 (h)		550	563,750
CSC Holdings, Inc., 8.50%, 4/15/14		180	196,650
Clear Channel Worldwide Holdings, Inc., Series B,
9.25%, 12/15/17		774	811,733
DISH DBS Corp., 7.00%, 10/01/13		375	390,469
Seat Pagine Gialle SpA, 10.50%, 1/31/17 (a)	EUR	91	107,247
TL Acquisitions, Inc., 10.50%, 1/15/15 (a)	USD	225	214,875
UPC Germany GmbH, 8.13%, 12/01/17 (a)		1,000	1,027,500
			3,312,224
Metals & Mining — 0.8%
Aleris International, Inc. (c)(g):
9.00%, 12/15/14		370	740
10.00%, 12/15/16		500	190
RathGibson, Inc., 11.25%, 2/15/14 (c)(g)		1,390	14,943
Ryerson, Inc., 7.84%, 11/01/14 (b)		1,075	997,062
			1,012,935
Multiline Retail — 0.4%
Dollar General Corp.:
10.63%, 7/15/15		200	219,500
11.88%, 7/15/17 (f)		215	247,250
			466,750
Oil, Gas & Consumable Fuels — 0.6%
Coffeyville Resources LLC, 9.00%, 4/01/15 (a)		150	154,125
OPTI Canada, Inc., 9.00%, 12/15/12 (a)		625	626,562
			780,687
Paper & Forest Products — 1.0%
Ainsworth Lumber Co. Ltd., 11.00%, 7/29/15 (a)(f)		703	600,990
Clearwater Paper Corp., 10.63%, 6/15/16		190	213,750
NewPage Corp., 11.38%, 12/31/14		250	203,125
Verso Paper Holdings LLC:
11.50%, 7/01/14		160	168,800
Series B, 4.22%, 8/01/14 (b)		170	139,400
			1,326,065
Pharmaceuticals — 0.2%
Angiotech Pharmaceuticals, Inc., 4.29%, 12/01/13 (b)		305	246,287
Software — 0.0%
BMS Holdings, Inc., 8.59%, 2/15/12 (a)(f)		511	10,211
Textiles, Apparel & Luxury Goods — 0.2%
Phillips-Van Heusen Corp., 7.38%, 5/15/20		280	288,400

		Par
Corporate Bonds		(000)	Value
Wireless Telecommunication Services — 1.8%
Cricket Communications, Inc., 7.75%, 5/15/16	USD	850	$ 877,625
Digicel Group Ltd. (a):
9.13%, 1/15/15 (f)		279	280,395
8.25%, 9/01/17		100	103,875
iPCS, Inc., 2.59%, 5/01/13 (b)		200	187,000
Nextel Communications, Inc., Series E, 6.88%, 10/31/13		375	374,062
Orascom Telecom Finance SCA, 7.88%, 2/08/14 (a)		325	308,750
Sprint Capital Corp., 8.38%, 3/15/12		175	185,063
			2,316,770
Total Corporate Bonds — 24.4%			31,523,288
Floating Rate Loan Interests (b)
Aerospace & Defense — 1.7%
DynCorp International, Term Loan, 6.25%, 7/07/16		600	595,350
Hawker Beechcraft Acquisition Co., LLC:
Letter of Credit Linked Deposit, 0.43%, 3/26/14		45	35,806
Term Loan, 2.26% – 2.53%, 3/26/14		754	600,461
TASC, Inc.:
Tranche A Term Loan, 5.50%, 12/18/14		323	323,269
Tranche B Term Loan, 5.75%, 12/18/15		657	658,342
			2,213,228
Auto Components — 3.3%
Affinion Group Holdings, Inc., Term Loan, 8.51%,
3/01/12 (f)		901	865,298
Affinion Group, Inc., Tranche B Term Loan, 5.00%,
10/09/16		748	719,756
Allison Transmission, Inc., Term Loan, 3.04%, 8/07/14		2,450	2,257,212
Dana Holding Corp., Term Advance, 4.52% – 6.50%,
1/30/15		319	313,174
Exide Global Holdings Netherlands C.V., European
Borrower Term Loan, 3.94%, 5/15/12	EUR	146	171,032
			4,326,472
Automobiles — 1.2%
Ford Motor Co.:
Tranche B-1 Term Loan, 3.03%, 12/15/13	USD	1,600	1,538,633
Tranche B-2 Term Loan, 3.03%, 12/15/13		24	22,720
			1,561,353
Building Products — 1.6%
Building Materials Corp. of America, Term Loan Advance,
3.06%, 2/22/14		394	386,594
Goodman Global, Inc., Term Loan, 6.25%, 2/13/14		1,310	1,314,784
Momentive Performance Materials (Blitz 06-103 GmbH),
Tranche B-2 Term Loan, 2.88%, 12/04/13	EUR	320	371,727
			2,073,105
Capital Markets — 0.3%
Nuveen Investments, Inc., Term Loan (First Lien),
3.48% – 3.53%, 11/13/14	USD	475	419,336
Chemicals — 5.1%
CF Industries, Inc., Term Loan B-1, 4.50%, 4/05/15		486	488,651
Chemtura Corp.:
Debtor in Possession Term Facility, 6.00%, 2/11/11		800	798,000
Exit Term Loan, 0.0%, 8/16/16		700	702,917
Gentek Holding, LLC, Tranche B Term Loan,
7.00%, 10/29/14		362	362,077
Huish Detergents, Inc., Tranche B Term Loan,
2.02%, 4/26/14		239	226,381
Lyondell Chemical Co., Exit Term Loan, 5.50%, 4/08/16		245	246,701
MacDermid, Inc., Tranche C Term Loan, 2.27%, 4/12/14	EUR	237	273,841
Nalco Co., Term Loan, 6.50%, 5/13/16	USD	619	620,812

See Notes to Financial Statements.

ANNUAL REPORT

AUGUST 31, 2010

Schedule of Investments (continued)

BlackRock Diversified Income Strategies Fund, Inc. (DVF)

(Percentages shown are based on Net Assets)

		Par
Floating Rate Loan Interests (b)		(000)	Value
Chemicals (concluded)
PQ Corp. (FKA Niagara Acquisition, Inc.), Term Loan
(First Lien), 3.52% – 3.73%, 7/30/14	USD	988	$ 903,835
Rockwood Specialties Group, Inc., Term Loan H,
6.00%, 5/15/14		607	606,932
Solutia, Inc., Term Loan, 4.75%, 3/17/17		608	607,113
Tronox Worldwide LLC:
Tranche B-1 Term Loan, 11.25%, 9/20/10		631	635,712
Tranche B-2 Term Loan, 11.25%, 9/20/10		169	170,788
			6,643,760
Commercial Banks — 1.2%
CIT Group, Inc., Tranche 3 Term Loan, 6.25%, 8/11/15		1,525	1,520,029
Commercial Services & Supplies — 5.8%
ARAMARK Corp.:
Letter of Credit-1 Facility, 0.11%, 1/26/14		14	13,073
Letter of Credit-2 Facility, 0.11%, 7/26/16		22	20,890
US Term Loan, 2.41%, 1/26/14		191	180,771
US Term Loan B, 3.78%, 7/26/16		328	317,648
AWAS Finance Luxembourg Sarl, Term Loan, 7.75%,
6/10/16		675	678,937
Advanced Disposal Services, Inc., Term Loan B, 6.00%,
1/14/15		498	497,500
Altegrity, Inc., Incremental Term Loan, 7.75%, 2/21/15		850	846,812
Casella Waste Systems, Inc., Term Loan B, 7.00%,
4/09/14		396	397,980
Delos Aircraft, Inc., Term Loan 2, 7.00%, 3/17/16		550	552,979
Diversey, Inc. (FKA Johnson Diversey, Inc.), Tranche B
Dollar Term Loan, 5.50%, 11/24/15		423	421,818
International Lease Finance Corp., Term Loan 1,
6.75%, 3/17/15		1,025	1,033,115
Protection One, Inc., Term Loan, 6.00%, 6/04/16		750	741,563
Quad Graphics, Term Loan, 5.50%, 4/20/16		300	286,200
Synagro Technologies, Inc., Term Loan (First Lien),
2.27% – 2.28%, 4/02/14		718	606,374
West Corp., Incremental Term Loan B-3, 7.25%,
10/24/13		911	907,957
			7,503,617
Communications Equipment — 0.1%
Sorenson Communications, Tranche C Term Loan, 6.00%,
8/16/13		124	110,911
Construction & Engineering — 0.7%
Aquilex Holdings LLC, Term Loan, 5.50%, 4/01/16		100	99,334
Safway Services, LLC, First Out Tranche Loan, 9.00%,
12/18/17		800	800,000
			899,334
Construction Materials — 0.3%
Fairmount Minerals Ltd., Term Loan B, 6.25%, 8/05/16		425	425,177
Consumer Finance — 2.7%
AGFS Funding Co., Term Loan, 7.25%, 4/21/15		2,000	1,976,250
Daimler Chrysler Financial Services Americas LLC, Term
Loan (Second Lien), 6.78%, 8/05/13		1,504	1,499,035
			3,475,285
Containers & Packaging — 0.7%
Anchor Glass Container Corp., Term Loan (First Lien),
6.00%, 3/02/16		322	318,850
BWAY Holding Co., Term Loan B, 5.50% – 6.00%, 6/16/17		151	150,669
Berry Plastics Holding Corp., Term Loan C, 2.38%,
4/03/15		411	374,257
ICL Industrial Containers ULC/ICL Contenants Industriels
ULC (FKA BWAY) Term Loan C, 5.50% – 6.00%, 6/16/17		14	14,134
			857,910
Diversified Consumer Services — 3.3%
Coinmach Service Corp., Term Loan, 3.35%, 11/14/14		1,461	1,273,954
Laureate Education, Series A New Term Loan, 7.00%,
8/15/14		2,135	2,099,111

		Par
Floating Rate Loan Interests (b)		(000)	Value
Diversified Consumer Services (concluded)
ServiceMaster Co.:
Closing Date Loan, 2.77% – 3.04%, 7/24/14	USD	914	$ 840,063
Delayed Draw Term Loan, 2.77%, 7/24/14		91	83,658
			4,296,786
Diversified Financial Services — 1.9%
MSCI, Inc., Term Loan, 4.75%, 6/01/16		998	1,000,410
Reynolds Group Holdings, Inc.:
Incremental US Term Loan, 6.25%, 5/05/16		400	397,167
US Term Loan, 6.25%, 5/05/16		596	593,120
Whitelabel IV SA:
Term Loan B1, 0.0%, 8/11/17	EUR	160	200,837
Term Loan B2, 0.0%, 8/11/17		265	332,358
			2,523,892
Diversified Telecommunication Services — 3.2%
Cincinnati Bell Inc., Tranche B Term Loan, 6.50%,
6/11/17	USD	698	693,013
Hawaiian Telcom Communications, Inc., Tranche C
Term Loan, 4.75%, 5/30/14 (f)		1,548	1,083,548
Integra Telecom Holdings, Inc., Term Loan, 9.25%,
4/15/15		825	822,938
Level 3 Communications, Incremental Term Loan,
2.53% – 2.78%, 3/13/14		1,450	1,298,882
Wind Telecomunicazioni SpA:
Term Loan Facility B2, 4.66%, 5/26/14		149	144,587
Term Loan Facility C2, 3.66%, 5/24/13		149	144,587
			4,187,555
Electric Utilities — 1.2%
New Development Holdings LLC, Term Loan, 7.00%,
7/03/17		1,500	1,515,000
Electrical Equipment — 0.5%
Baldor Electric Co., Term Loan, 5.25% – 5.50%, 1/31/14		668	668,286
Electronic Equipment, Instruments & Components — 1.5%
CDW LLC (FKA CDW Corp.), Term Loan, 4.28%, 10/10/14		598	535,100
Flextronics International Ltd.:
Closing Date Term Loan B, 2.56%, 10/01/12		518	498,691
Delayed Draw Term Loan A-2, 2.51%, 10/01/14		21	19,419
Delayed Draw Term Loan A-3, 2.56%, 10/01/14		24	22,656
Styron Sarl, Term Loan, 7.50%, 6/17/16		800	806,248
			1,882,114
Energy Equipment & Services — 0.4%
MEG Energy Corp., Tranche D Term Loan, 6.00%,
4/03/16		544	542,837
Food & Staples Retailing — 2.8%
AB Acquisitions UK Topco 2 Ltd. (FKA Alliance Boots),
Facility B1, 3.55%, 7/09/15	GBP	750	1,070,007
Bolthouse Farms, Inc., Term Loan (First Lien), 5.50%,
2/11/16	USD	549	545,602
Pierre Foods, Term Loan, 7.00%, 3/03/16		512	510,382
Pilot Travel Centers LLC, Initial Tranche B Term Loan,
5.25%, 6/30/16		1,294	1,295,691
Rite Aid Corp., Term Loan B, 6.00%, 7/09/14		230	222,180
			3,643,862
Food Products — 3.0%
CII Investment, LLC (FKA Cloverhill):
Term Loan A, 8.50%, 10/14/14		408	407,707
Term Loan B, 8.50%, 10/14/14		496	495,864
Dole Food Co., Inc., Tranche B-1 Term Loan,
5.00% – 5.50%, 3/02/17		307	307,069
Michael Foods Group, Inc. (FKA M-Foods Holdings, Inc.)
Term Loan B, 6.25%, 6/29/16		500	500,357
Pilgrim’s Pride Corp., Term Loan A, 5.53%, 12/01/12		630	623,700
Pinnacle Foods Finance LLC, Tranche D Term Loan,
6.00%, 4/02/14		774	774,467
Solvest Ltd. (Dole) Tranche C-1 Term Loan,
5.00% – 5.50%, 3/02/17		756	757,361
			3,866,525

See Notes to Financial Statements.

20 ANNUAL REPORT

AUGUST 31, 2010

Schedule of Investments (continued)

BlackRock Diversified Income Strategies Fund, Inc. (DVF)

(Percentages shown are based on Net Assets)

		Par
Floating Rate Loan Interests (b)		(000)	Value
Health Care Equipment & Supplies — 0.9%
Biomet, Inc., Dollar Term Loan, 3.26% – 3.54%,
3/25/15	USD	329	$ 317,823
DJO Finance LLC (FKA ReAble Therapeutics Finance LLC),
Term Loan, 3.26%, 5/20/14		469	445,076
Fresenius SE:
Tranche C-1 Dollar Term Loan, 4.50%, 9/10/14		285	285,720
Tranche C-2 Term Loan, 4.50%, 9/10/14		151	151,269
			1,199,888
Health Care Providers & Services — 5.7%
CHS/Community Health Systems, Inc.:
Delayed Draw Term Loan, 2.55%, 7/25/14		80	75,355
Term Loan Facility, 2.55%, 7/25/14		1,555	1,465,875
DaVita, Inc., Tranche B-1 Term Loan, 1.77% – 2.04%,
10/05/12		300	295,373
Gentiva Health Services, Inc., Term Loan B, 6.75%,
8/12/16		500	493,438
HCA, Inc.:
Tranche A-1 Term Loan, 2.03%, 11/16/12		1,307	1,257,429
Tranche B-1 Term Loan, 2.78%, 11/18/13		172	165,190
Tranche B-2 Term Loan, 3.78%, 3/31/17		232	224,309
Harden Healthcare LLC:
Add-on Term Loan, 7.75%, 3/02/15		635	622,300
Tranche A Term Loan, 8.50%, 2/22/15		396	388,436
inVentiv Health, Inc. (FKA Ventive Health, Inc.),
Term Loan B, 6.50%, 7/31/16		1,100	1,097,937
Renal Advantage Holdings, Inc., Tranche B Term Loan,
6.00%, 6/03/16		525	525,000
Vanguard Health Holding Co. II, LLC (Vanguard Health
Systems, Inc.), Initial Term Loan, 5.00%, 1/29/16		803	793,359
			7,404,001
Health Care Technology — 0.8%
IMS Health, Inc., Tranche B Dollar Term Loan,
5.25%, 2/26/16		993	995,150
Hotels, Restaurants & Leisure — 5.3%
Harrah’s Operating Co., Inc., Term Loan B-4, 9.50%,
10/31/16		1,493	1,523,180
Penn National Gaming, Inc., Term Loan B, 2.01% –
2.17%, 10/03/12		425	414,532
SW Acquisitions Co., Inc., Term Loan, 5.75%, 6/01/16		1,120	1,120,737
Six Flags Theme Parks, Inc., Tranche B Term Loan (First Lien),
6.00%, 6/30/16		895	884,620
Travelport LLC (FKA Travelport, Inc.):
Delayed Draw Term Loan, 2.76%, 8/23/13		230	218,222
Original Post-First Amendment and Restatement
Synthetic Letter of Credit Loan, 3.03%, 8/23/13		22	21,042
Tranche B Dollar Term Loan, 2.76%, 8/23/13		123	115,879
Universal City Development Partners Ltd.:
Loan, 7.75%, 11/06/14		746	749,981
Term Loan, 5.50%, 11/16/14		571	571,266
VML US Finance LLC (FKA Venetian Macau):
Term B Delayed Draw Project Loan, 5.04%, 5/25/12		300	295,251
Term B Funded Project Loan, 5.04%, 5/27/13		866	850,957
			6,765,667
IT Services — 4.1%
Audio Visual Services Group, Inc., Tranche B Term Loan
(First Lien), 2.79%, 2/28/14		742	549,351
Ceridian Corp., US Term Loan, 3.26%, 11/09/14		980	871,984
EVERTEC, Inc., Term Loan B, 7.00%, 8/20/16		400	391,000
First Data Corp.:
Initial Tranche B-1 Term Loan, 3.01%, 9/24/14		96	82,009
Initial Tranche B-2 Term Loan, 3.01%, 9/24/14		1,467	1,250,871
Initial Tranche B-3 Term Loan, 3.01%, 9/24/14		537	458,237
SunGard Data Systems, Inc. (Solar Capital Corp.),
Incremental Term Loan, 6.75%, 2/28/14		495	494,255
TransUnion LLC, Term Loan, 6.75%, 6/15/17		1,250	1,261,329
			5,359,036

		Par
Floating Rate Loan Interests (b)		(000)	Value
Independent Power Producers & Energy Traders — 1.0%
Dynegy Holdings, Inc.:
Term Letter of Credit Facility, 4.02%, 4/02/13	USD	227	$ 223,023
Tranche B Term Loan, 4.02%, 4/02/13		18	17,862
Texas Competitive Electric Holdings Co., LLC (TXU):
Initial Tranche B-1 Term Loan, 3.79% – 4.03%,
10/10/14		1,091	826,552
Initial Tranche B-2 Term Loan, 3.79% – 4.03%,
10/10/14		229	173,857
			1,241,294
Industrial Conglomerates — 1.4%
Sequa Corp., Term Loan, 3.79%, 12/03/14		1,922	1,768,398
Insurance — 0.3%
Alliant Holdings I, Inc., Term Loan, 3.53%, 8/21/14		478	454,290
Internet & Catalog Retail — 0.3%
FTD Group, Inc., Tranche B Term Loan, 6.75%, 8/26/14		382	382,115
Leisure Equipment & Products — 0.3%
EB Sports Corp., Loan, 11.50%, 5/01/12 (f)		448	425,959
Machinery — 0.4%
Oshkosh Truck Corp., Term Loan B, 6.44%- 6.54%,
12/06/13		481	483,155
Marine — 0.2%
Horizon Lines, LLC:
Revolving Loan, 3.52% – 3.55%, 8/08/12		195	166,986
Term Loan, 3.79%, 8/08/12		148	134,762
			301,748
Media — 16.7%
Cengage Learning Acquisitions, Inc. (Thomson Learning),
Tranche 1 Incremental Term Loan, 7.50%, 7/03/14		1,487	1,482,404
Cequel Communications, LLC, New Term Loan, 2.30%,
11/05/13		283	271,759
Charter Communications Operating, LLC:
New Term Loan, 2.26%, 3/06/14		349	330,469
Term Loan B1, 7.25%, 3/06/14		524	535,252
Term Loan C, 3.79%, 9/06/16		2,590	2,477,518
Clarke American Corp., Term Loan B, 2.76%, 6/30/14		574	494,458
Ellis Communications KDOC, LLC, Loan, 10.00%,
12/30/11		1,939	727,241
FoxCo Acquisition Sub, LLC, Term Loan, 7.50%, 7/14/15		446	429,414
HMH Publishing Co., Ltd., Tranche A Term Loan, 5.79%,
6/12/14 (f)		991	902,681
Hanley-Wood, LLC, Term Loan, 2.56% – 2.63%, 3/10/14		742	321,082
Intelsat Corp. (FKA PanAmSat Corp.):
Tranche B-2-A Term Loan, 3.03%, 1/03/14		251	237,478
Tranche B-2-B Term Loan, 3.03%, 1/03/14		251	237,405
Tranche B-2-C Term Loan, 3.03%, 1/03/14		251	237,405
Interactive Data Corp., Term Loan, 6.75%, 1/29/17		600	603,500
Lavena Holding 3 GmbH (Prosiebensat.1 Media AG),
Facility B1, 3.52%, 6/30/15	EUR	337	322,477
Mediacom Illinois, LLC (FKA Mediacom Communications,
LLC):
Tranche D Term Loan, 5.50%, 3/31/17	USD	721	706,591
Tranche E Term Loan, 4.50%, 10/23/17		600	566,240
Newsday, LLC, Fixed Rate Term Loan, 10.50%, 8/01/13		2,000	2,122,500
Nielsen Finance LLC:
Class A Dollar Term Loan, 2.29%, 8/09/13		34	32,717
Class B Dollar Term Loan, 4.04%, 5/01/16		1,023	988,325
Class C Dollar Term Loan, 4.04%, 5/28/16		552	529,722
Penton Media, Inc., Term Loan (First Lien), 5.00%,
8/01/14 (f)		971	670,010
Regal Cinemas Corp., Term Loan, 4.03%, 11/19/16		349	344,761
Sinclair Television Group, Inc., New Tranche B Loan, 5.50%,
10/29/15		614	614,147
Springer Science+Business Media SA, Facility A1,
6.75%, 7/01/16	EUR	1,000	1,253,522

See Notes to Financial Statements.

ANNUAL REPORT

AUGUST 31, 2010

Schedule of Investments (continued)

BlackRock Diversified Income Strategies Fund, Inc. (DVF)

(Percentages shown are based on Net Assets)

		Par
Floating Rate Loan Interests (b)		(000)	Value
Media (concluded)
Sunshine Acquisition Ltd. (AKA HIT Entertainment),
Term Facility, 5.68%, 6/01/12	USD	473	$ 440,742
TWCC Holdings Corp., Replacement Term Loans, 5.00%,
9/14/15		997	996,087
UPC Financing Partnership, Facility U, 4.63%, 12/31/17 EUR		800	941,079
Virgin Media Investment Holdings Ltd., Facility B,
4.77%, 12/31/15	GBP	750	1,115,016
Yell Group Plc/Yell Finance (UK) Ltd., Facility A3,
2.60%, 8/09/11	USD	703	678,516
			21,610,518
Metals & Mining — 0.9%
Euramax International, Inc., Domestic Term Loan:
10.00%, 6/29/13		643	598,262
3.00%, 6/29/13 (f)		672	624,653
			1,222,915
Multi-Utilities — 0.2%
FirstLight Power Resources, Inc. (FKA NE Energy, Inc.):
Synthetic Letter of Credit, 0.41%, 11/01/13		4	4,022
Term B Advance (First Lien), 3.06%, 11/01/13		258	239,275
			243,297
Multiline Retail — 2.1%
Dollar General Corp., Tranche B-2 Term Loan, 3.01% –
3.03%, 7/07/14		640	616,342
Hema Holding BV, Facility D, 5.65%, 1/01/17	EUR	1,400	1,641,089
The Neiman Marcus Group, Inc., Term Loan, 2.30%,
4/06/13	USD	497	471,176
			2,728,607
Oil, Gas & Consumable Fuels — 1.4%
Big West Oil, LLC, Term Loan, 12.00%, 7/23/15		325	328,927
Turbo Beta Ltd., Dollar Facility, 14.50%, 3/15/18 (f)		1,794	1,421,740
			1,750,667
Paper & Forest Products — 0.5%
Georgia-Pacific LLC, Term Loan B-2, 2.30% – 2.53%,
12/23/12		710	699,552
Personal Products — 0.0%
American Safety Razor Co., LLC, Term Loan (First Lien),
6.75%, 7/31/13		48	44,598
Pharmaceuticals — 1.0%
Warner Chilcott Co., LLC, Term Loan A, 6.00%, 10/30/14		367	366,269
Warner Chilcott Corp.:
Additional Term Loan, 6.25%, 4/30/15		210	209,777
Term Loan B-1, 6.25%, 4/30/15		154	153,795
Term Loan B-2, 6.25%, 4/30/15		255	254,407
Term Loan B-3, 6.50%, 2/20/16		208	208,333
Term Loan B-4, 6.50%, 2/20/16		67	67,599
			1,260,180
Professional Services — 0.8%
Booz Allen Hamilton, Inc., Tranche C Term Loan, 6.00%,
7/31/15		995	994,751
Real Estate Management & Development — 1.8%
Realogy Corp.:
Delayed Draw Term Loan B, 3.30% – 3.53%,
10/10/13		1,344	1,159,455
Initial Term Loan B, 3.30%, 10/10/13		588	507,692
Synthetic Letter of Credit, 0.11%, 10/10/13		101	87,031
Term Facility (Second Lien), 13.50%, 10/15/17		500	527,500
			2,281,678
Semiconductors & Semiconductor Equipment — 0.2%
Freescale Semiconductor, Inc., Extended Maturity
Term Loan B, 4.56%, 12/01/16		220	196,728

		Par
Floating Rate Loan Interests (b)		(000)	Value
Software — 0.7%
Telcordia Technologies, Inc., Term Loan, 6.75%,
4/30/16	USD	599	$ 598,001
Vertafore, Inc., Term Loan B, 6.75%, 7/28/16		325	322,969
			920,970
Specialty Retail — 1.8%
Bass Pro Group LLC, Term Loan, 5.00% – 5.75%,
4/10/15		110	109,689
Burlington Coat Factory Warehouse Corp., Term Loan,
2.54% – 2.66%, 5/28/13		205	194,186
Matalan, Term Loan, 5.57%, 3/24/16	GBP	300	455,724
Michaels Stores, Inc.:
Term Loan B-1, 2.63% – 2.81%, 10/31/13	USD	475	448,347
Term Loan B-2, 4.88% – 5.06%, 7/31/16		390	375,812
Toys ‘R’ US, Inc., Term Loan B, 6.00%, 8/17/16		700	698,246
			2,282,004
Textiles, Apparel & Luxury Goods — 0.9%
Hanesbrands, Inc., New Term Loan, 5.25%, 12/10/15		368	371,091
Phillips Van Heusen Corp., US Tranche B Term Loan,
4.75%, 5/06/16		738	742,202
			1,113,293
Wireless Telecommunication Services — 3.3%
Cavtel Holdings, LLC, Term Loan, 10.50%, 12/31/12 (f)		306	289,566
Digicel International Finance Ltd., US Term Loan
(Non-Rollover), 3.06%, 3/30/12		2,015	1,967,148
MetroPCS Wireless, Inc.:
Tranche B-1 Term Loan, 2.56%, 11/03/13		84	81,163
Tranche B-2 Term Loan B, 3.81%, 11/03/16		910	892,574
Vodafone Americas Finance 2 Inc., Initial Loan,
6.88%, 7/30/15		1,000	1,000,000
			4,230,451
Total Floating Rate Loan Interests — 95.5%			123,517,284
	Beneficial
	Interest
Other Interests (i)		(000)
Auto Components — 1.0%
Delphi Debtor-in-Possession Holding Co. LLP Class B
Membership Interests		—(j)	1,247,163
Intermet Liquidating Trust		256	77
			1,247,240
Diversified Financial Services — 0.5%
J.G. Wentworth LLC Preferred Equity Interests (k)		—(j)	596,461
Household Durables — 0.4%
Stanley Martin, Class B Membership Units (k)		1	526,250
Metals & Mining — 0.3%
RathGibson Acquisition Corp., LLC (k)		88	466,218
Specialty Retail — 0.0%
Buffets, Inc.		360	36
Total Other Interests — 2.2%			2,836,205
Warrants (l)		Shares
Hotels, Restaurants & Leisure — 0.0%
Buffets Restaurants Holdings, Inc. (Expires 4/29/14)		304	3
Oil, Gas & Consumable Fuels — 0.0%
Turbo Cayman Ltd. (No expiration)		1	—
Software — 0.0%
HMH Holdings/EduMedia (Expires 3/09/17)		4,970	—
Total Warrants — 0.0%			3
Total Long-Term Investments
(Cost — $176,498,376) — 124.2%			160,736,123

See Notes to Financial Statements.

22 ANNUAL REPORT

AUGUST 31, 2010

Schedule of Investments (continued)

BlackRock Diversified Income Strategies Fund, Inc. (DVF)

(Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional
Class, 0.25% (m)(n)	1,822,139	$ 1,822,139
Total Short-Term Securities
(Cost — $1,822,139) — 1.4%		1,822,139
Options Purchased	Contracts
Over-the-Counter Call Options — 0.0%
Marsico Parent Superholdco LLC,
Strike Price USD 942.86, expires 12/21/19,
Broker Goldman Sachs Bank USA	13	—
Total Options Purchased (Cost — $12,711) — 0.0%		—
Total Investments (Cost — $178,333,226*) — 125.6%		162,558,262
Liabilities in Excess of Other Assets — (25.6)%		(33,173,564)
Net Assets — 100.0%		$129,384,698

* The cost and unrealized appreciation (depreciation) of investments as of
August 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$176,247,509
Gross unrealized appreciation	$ 4,697,994
Gross unrealized depreciation	(18,387,241)
Net unrealized depreciation	$ (13,689,247)

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b) Variable rate security. Rate shown is as of report date.
(c) Non-income producing security.
(d) Convertible security.
(e) Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(f) Represents a payment-in-kind security which may pay interest/dividends in additional face/shares.
(g) Issuer filed for bankruptcy and/or is in default of interest payments.
(h) All or a portion of security has been pledged as collateral in connection with swaps.
(i) Other interests represent beneficial interest in liquidation trusts and other reorgani-
zation entities and are non-income producing.
(j) Amount is less than $1,000.
(k) The investment is held by a wholly owned taxable subsidiary of the Fund.
(l) Warrants entitle the Fund to purchase a predetermined number of shares of com-
mon stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.
(m) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

	Shares Held at	Net	Shares Held at
Affiliate	August 31, 2009	Activity	August 31, 2010	Income
BlackRock Liquidity
Funds, TempFund,
Institutional Class 2,371,578		(549,439)	1,822,139	$4,377
(n) Represents the current yield as of report date.

• Foreign currency exchange contracts as of August 31, 2010 were as follows:

								Unrealized
	Currency		Currency				Settlement Appreciation
	Purchased			Sold		Counterparty	Date	(Depreciation)
	EUR	740,100	USD	944,751		Citibank NA	9/15/10	$ (6,879)
	USD	430,539	EUR	331,500		Citibank NA	9/15/10	10,455
	USD 5,814,564 EUR			4,598,500	Deutsche Bank AG 9/15/10			(12,762)
	CAD	310,100	USD	294,677		UBS AG	10/20/10	(4,105)
	USD	960,318	CAD	1,014,000	Deutsche Bank AG 10/20/10			10,174
	USD 2,597,374 GBP			1,701,500		Citibank NA	10/20/10	(11,222)
	Total							$ (14,339)
•	Credit default swaps on single-name issuers — buy protection outstanding as of
	August 31, 2010 were as follows:
			Pay				Notional
			Fixed				Amount	Unrealized
	Issuer		Rate	Counterparty		Expiration	(000)	Depreciation
	Brunswick	5.00% Goldman Sachs September					USD 100	$ (5,270)
	Corp.			Bank USA		2014
•	Credit default swaps on single-name issuers — sold protection outstanding as of
	August 31, 2010 were as follows:
			Receive				Notional
			Fixed	Counter-		Credit	Amount	Unrealized
	Issuer		Rate	party Expiration Rating[1]			(000)[2]	Depreciation
	BAA	2.00% Deutsche			March	A—	GBP 300	$ (16,210)
	Ferrovial			Bank AG	2012
	Junior Term
	Loan

1 Using S&P’s rating of the issuer.
2 The maximum potential amount the Fund may pay should a negative credit event take place under the terms of the agreement. See Note 2 of the Notes to
Financial Statements.

• For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management.
This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
• Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivatives, which are as follows:
• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the cir-
cumstances, to the extent observable inputs are not available (including the
Fund’s own assumptions used in determining the fair value of investments and derivatives)

The inputs or methodologies used for valuing securities are not necessarily an indi-
cation of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivatives and other significant accounting policies, please refer to Note 1 of the Notes to Financial
Statements.

See Notes to Financial Statements.

ANNUAL REPORT

AUGUST 31, 2010

Schedule of Investments (concluded)

BlackRock Diversified Income Strategies Fund, Inc. (DVF)

The following tables summarize the inputs used as of August 31, 2010 in determin-
ing the fair valuation of the Fund’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in
Securities:
Long-Term
Investments:
Asset-Backed
Securities	—	—	$ 338,985	$ 338,985
Common Stocks .	$ 1,315,437	$ 974,321	230,600	2,520,358
Corporate Bonds .	—	30,618,361	904,927	31,523,288
Floating Rate
Loan Interests	—	100,638,458	22,878,826	123,517,284
Other Interests	—	1,247,163	1,589,042	2,836,205
Warrants	—	—	3	3
Short-Term
Securities	1,822,139	—	—	1,822,139
Unfunded Loan
Commitments .	—	—	3,118	3,118
Liabilities:
Unfunded Loan
Commitments .	—	—	(49,778)	(49,778)
Total	$ 3,137,576	$133,478,303	$ 25,895,723	$162,511,602

Derivative Financial Instruments[1]

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency
exchange
contracts	—	$ 20,629	—	$ 20,629
Liabilities:
Credit contracts	—	(21,480)	—	(21,480)
Foreign currency
exchange
contracts	—	(34,968)	—	(34,968)
Total	—	$ (35,819)	—	$ (35,819)

1 Derivative financial instruments are swaps and foreign currency exchange contracts. Swaps and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Asset-Backed	Common	Corporate	Floating Rate	Other	Unfunded Loan
	Securities	Stocks	Bonds	Loan Interests	Interests	Warrants	Commitments	Total
Assets/Liabilities:
Balance, as of August 31, 2009	$ 528,255	$ 5,436	$ 1,033,683	$25,553,048	$ 228,602	$ 3	$ 38,010	$27,387,037
Accrued discounts/premiums	—	—	10,519	(1,987,234)	—	—	—	(1,976,715)
Net realized gain (loss)	—	—	(10)	(8,793,325)	—	—	—	(8,793,335)
Net change in unrealized appreciation/
depreciation[2]	(189,270)	(2,466)	(162,598)	12,482,159	367,896	—	(84,670)	12,411,051
Purchases	—	—	10,670	5,963,590	—	—	—	5,974,260
Sales	—	—	(1)	(22,584,933)	—	—	—	(22,584,934)
Transfers in3	—	230,519	12,664	17,285,651	992,544	—	—	18,521,378
Transfers out[3]	—	(2,889)	—	(5,040,130)	—	—	—	(5,043,019)
Balance, as of August 31, 2010	$ 338,985	$ 230,600	$ 904,927	$22,878,826	$ 1,589,042	$ 3	$ (46,660)	$25,895,723

2 Included in the related net change in unrealized appreciation/depreciation on the Statements of Operations. The change in the unrealized appreciation/depreciation on the securities still held on August 31, 2010 was $794,210.
3 The Fund’s policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.

See Notes to Financial Statements.

24 ANNUAL REPORT

AUGUST 31, 2010

Schedule of Investments August 31, 2010

BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

(Percentages shown are based on Net Assets)

Common Stocks (a)	Shares	Value
Building Products — 0.2%
Masonite Worldwide Holdings	11,335	$ 430,730
Chemicals — 0.0%
GEO Specialty Chemicals, Inc.	13,117	5,036
Wellman Holdings, Inc.	430	21
		5,057
Construction Materials — 0.0%
Nortek, Inc.	1,540	63,910
Electrical Equipment — 0.0%
Medis Technologies Ltd.	71,654	2,221
Paper & Forest Products — 0.2%
Ainsworth Lumber Co. Ltd.	133,089	312,020
Ainsworth Lumber Co. Ltd. (b)	152,951	358,586
Western Forest Products, Inc. (b)	84,448	23,362
		693,968
Software — 0.2%
HMH Holdings/EduMedia	93,413	467,064
Total Common Stocks — 0.6%		1,662,950
	Par
Corporate Bonds	(000)
Airlines — 0.2%
Delta Air Lines, Inc., Series B, 9.75%, 12/17/16	USD 570	598,650
Auto Components — 0.9%
Delphi International Holdings Unsecured, 12.00%,
10/06/14	32	31,660
Icahn Enterprises LP:
7.75%, 1/15/16	215	213,388
8.00%, 1/15/18	2,000	1,990,000
		2,235,048
Building Products — 2.2%
CPG International I, Inc.:
7.50%, 7/01/12 (c)	3,500	3,381,875
10.50%, 7/01/13	2,300	2,297,125
		5,679,000
Capital Markets — 0.2%
Marsico Parent Co., LLC, 10.63%, 1/15/16 (b)	1,048	387,760
Marsico Parent Holdco, LLC, 12.50%, 7/15/16 (b)(d)	475	42,782
Marsico Parent Superholdco, LLC, 14.50%,
1/15/18 (b)(d)	314	28,219
		458,761
Chemicals — 0.9%
CF Industries, Inc., 6.88%, 5/01/18	905	952,512
GEO Specialty Chemicals, Inc. (b):
7.50%, 3/31/15 (d)(e)	857	557,042
10.00%, 3/31/15	844	548,704
Wellman Holdings, Inc., Subordinate Note (Third Lien),
5.00%, 1/29/19 (d)(e)	464	180,985
		2,239,243
Commercial Banks — 1.1%
CIT Group, Inc., 7.00%, 5/01/17	2,990	2,811,533
Commercial Services & Supplies — 0.5%
Clean Harbors, Inc., 7.63%, 8/15/16	800	820,000
The Geo Group, Inc., 7.75%, 10/15/17 (b)	550	566,500
		1,386,500
Construction Materials — 0.6%
Nortek, Inc., 11.00%, 12/01/13	1,547	1,629,987

		Par
Corporate Bonds		(000)	Value
Consumer Finance — 0.5%
Credit Acceptance Corp., 9.13%, 2/01/17 (b)	USD	360	$ 373,050
Inmarsat Finance Plc, 7.38%, 12/01/17 (b)		915	937,875
			1,310,925
Containers & Packaging — 2.7%
Berry Plastics Corp.:
8.25%, 11/15/15		1,600	1,604,000
9.50%, 5/15/18 (b)		520	478,400
Berry Plastics Holding Corp., 8.88%, 9/15/14		95	90,487
Clondalkin Acquisition BV, 2.54%, 12/15/13 (b)(c)		4,000	3,490,000
Owens-Brockway Glass Container, Inc., 6.75%,
12/01/14	EUR	143	183,029
Smurfit Kappa Acquisitions (b):
7.25%, 11/15/17		525	678,613
7.75%, 11/15/19		500	649,466
			7,173,995
Diversified Financial Services — 1.6%
Axcan Intermediate Holdings, Inc., 12.75%, 3/01/16	USD	185	185,231
FCE Bank Plc, 7.13%, 1/16/12	EUR	900	1,180,444
GMAC, Inc., 2.74%, 12/01/14 (c)	USD	1,875	1,611,988
Reynolds Group DL Escrow, Inc., 7.75%, 10/15/16 (b)		800	806,000
Reynolds Group Issuer, Inc., 7.75%, 10/15/16 (b)	EUR	400	514,499
			4,298,162
Diversified Telecommunication Services — 1.0%
Frontier Communications Corp., 8.25%, 4/15/17	USD	585	618,637
ITC Deltacom, Inc., 10.50%, 4/01/16		750	738,750
Qwest Communications International, Inc., 8.00%,
10/01/15 (b)		600	645,000
Qwest Corp., 8.38%, 5/01/16		540	629,100
			2,631,487
Energy Equipment & Services — 0.4%
Expro Finance Luxembourg SCA, 8.50%, 12/15/16 (b)		1,250	1,168,750
Food & Staples Retailing — 0.2%
AmeriQual Group LLC, 9.50%, 4/01/12 (b)		250	245,000
Rite Aid Corp., 8.00%, 8/15/20 (b)		270	268,313
			513,313
Food Products — 0.7%
B&G Foods, Inc., 7.63%, 1/15/18		600	617,250
Bumble Bee Foods LLC, 7.75%, 12/15/15 (b)		450	475,875
Smithfield Foods, Inc., 10.00%, 7/15/14 (b)		760	848,350
			1,941,475
Health Care Equipment & Supplies — 0.5%
DJO Finance LLC, 10.88%, 11/15/14		1,245	1,333,706
Health Care Providers & Services — 0.9%
American Renal Holdings, 8.38%, 5/15/18 (b)		145	145,000
HCA, Inc., 7.25%, 9/15/20		485	506,825
Tenet Healthcare Corp.:
9.00%, 5/01/15		175	186,375
8.88%, 7/01/19		1,360	1,470,500
			2,308,700
Health Care Technology — 0.8%
IMS Health, Inc., 12.50%, 3/01/18 (b)		1,860	2,155,275
Hotels, Restaurants & Leisure — 0.4%
Little Traverse Bay Bands of Odawa Indians, 10.25%,
2/15/14 (a)(b)(f)		1,565	528,188
MGM Resorts International, 10.38%, 5/15/14		490	534,100
			1,062,288
Household Durables — 0.5%
Beazer Homes USA, Inc., 12.00%, 10/15/17		1,200	1,351,500

See Notes to Financial Statements.

ANNUAL REPORT

AUGUST 31, 2010

Schedule of Investments (continued)

BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

(Percentages shown are based on Net Assets)

		Par
Corporate Bonds		(000)	Value
Independent Power Producers & Energy Traders — 2.1%
Calpine Construction Finance Co. LP, 8.00%,
6/01/16 (b)	USD	1,725	$ 1,811,250
Energy Future Holdings Corp., 10.00%, 1/15/20 (b)		1,000	963,003
NRG Energy, Inc., 7.25%, 2/01/14		2,730	2,784,600
			5,558,853
Industrial Conglomerates — 0.6%
Sequa Corp., 13.50%, 12/01/15 (b)(d)		1,557	1,619,629
Media — 2.6%
Affinion Group, Inc., 10.13%, 10/15/13		1,050	1,076,250
CSC Holdings, Inc., 8.50%, 4/15/14		420	458,850
Clear Channel Worldwide Holdings, Inc.:
9.25%, 12/15/17		401	416,038
Series B, 9.25%, 12/15/17		1,604	1,682,195
DISH DBS Corp., 7.00%, 10/01/13		925	963,156
Seat Pagine Gialle SpA, 10.50%, 1/31/17 (b)	EUR	148	174,424
UPC Germany GmbH, 8.13%, 12/01/17 (b)	USD	2,000	2,055,000
			6,825,913
Metals & Mining — 0.4%
FMG Finance Property Ltd., 4.30%, 9/01/11 (b)(c)		265	265,331
Ryerson, Inc., 7.84%, 11/01/14 (c)		900	834,750
			1,100,081
Multiline Retail — 0.2%
Dollar General Corp.:
10.63%, 7/15/15		100	109,750
11.88%, 7/15/17 (d)		445	511,750
			621,500
Oil, Gas & Consumable Fuels — 0.6%
Coffeyville Resources LLC, 9.00%, 4/01/15 (b)		305	313,388
OPTI Canada, Inc., 9.00%, 12/15/12 (b)		1,260	1,263,150
			1,576,538
Paper & Forest Products — 0.5%
Ainsworth Lumber Co. Ltd., 11.00%, 7/29/15 (b)(d)		1,235	1,056,250
Verso Paper Holdings LLC, Series B, 4.22%, 8/01/14 (c)		340	278,800
			1,335,050
Pharmaceuticals — 0.9%
Angiotech Pharmaceuticals, Inc., 4.29%, 12/01/13 (c)		605	488,537
Elan Finance Plc, 4.38%, 11/15/11 (c)		1,820	1,817,725
			2,306,262
Textiles, Apparel & Luxury Goods — 0.1%
Phillips-Van Heusen Corp., 7.38%, 5/15/20		360	370,800
Wireless Telecommunication Services — 1.8%
Cricket Communications, Inc., 7.75%, 5/15/16		1,700	1,755,250
Digicel Group Ltd., 9.13%, 1/15/15 (b)(d)		278	279,390
iPCS, Inc., 2.59%, 5/01/13 (c)		1,500	1,402,500
Nextel Communications, Inc., Series E, 6.88%, 10/31/13		775	773,062
Sprint Capital Corp., 8.38%, 3/15/12		375	396,563
			4,606,765
Total Corporate Bonds — 26.6%			70,209,689
Floating Rate Loan Interests (c)
Aerospace & Defense — 1.7%
DynCorp International, Term Loan, 6.25%, 7/07/16		1,250	1,240,313
Hawker Beechcraft Acquisition Co., LLC:
Letter of Credit Linked Deposit, 0.43%, 3/26/14		98	77,879
Term Loan, 2.26% – 2.53%, 3/26/14		1,600	1,274,759
TASC, Inc.:
Tranche A Term Loan, 5.50%, 12/18/14		646	646,538
Tranche B Term Loan, 5.75%, 12/18/15		1,313	1,316,684
			4,556,173

		Par
Floating Rate Loan Interests (c)		(000)	Value
Airlines — 0.4%
Delta Air Lines, Inc., Credit-Linked Deposit Loan,
0.11 – 2.28%, 4/30/12	USD	1,213	1,159,453
Auto Components — 3.1%
Affinion Group Holdings, Inc., Term Loan, 8.51%,
3/01/12		1,407	1,350,716
Affinion Group, Inc., Tranche B Term Loan, 5.00%,
10/09/16		1,496	1,439,512
Allison Transmission, Inc., Term Loan, 3.04%, 8/07/14		4,674	4,306,791
Dana Holding Corp., Term Advance, 4.52% – 6.50%,
1/30/15		765	750,445
Exide Global Holdings Netherlands C.V., European
Borrower, Term Loan, 3.94%, 5/15/12	EUR	316	370,569
GPX International Tire Corp., (a)(f):
PIK Fee 12.00%, 4/11/12	USD	9	—
Tranche B Term Loan 10.25%, 3/30/12		549	—
			8,218,033
Automobiles — 1.2%
Ford Motor Co.:
Tranche B-1 Term Loan, 3.03%, 12/15/13		3,243	3,119,966
Tranche B-2 Term Loan, 3.03%, 12/15/13		91	87,542
			3,207,508
Building Products — 2.0%
Building Materials Corp. of America, Term Loan Advance,
3.06%, 2/22/14		701	688,101
Goodman Global, Inc., Term Loan, 6.25%, 2/13/14		2,717	2,726,590
Momentive Performance Materials (Blitz 06-103 GmbH),
Tranche B-2 Term Loan, 2.88%, 12/04/13	EUR	655	760,878
PGT Industries, Inc., Tranche A-2 Term Loan, 7.25%,
2/14/12	USD	1,133	1,047,569
			5,223,138
Capital Markets — 0.3%
Nuveen Investments, Inc., Term Loan (First Lien),
3.48% – 3.53%, 11/13/14		975	860,743
Chemicals — 6.0%
CF Industries, Inc., Term Loan B-1, 4.50%, 4/05/15		949	953,926
Chemtura Corp.:
Debtor in Possession Term Facility, 6.00%, 2/11/11		1,600	1,596,000
Exit Term Loan, 5.50%, 8/16/16		1,400	1,405,834
Gentek Holding, LLC, Tranche B Term Loan, 7.00%,
10/29/14		815	814,673
Huish Detergents, Inc., Tranche B Term Loan, 2.02%,
4/26/14		711	672,018
Lyondell Chemical Co., Exit Term Loan, 5.50%, 4/08/16		590	594,097
MacDermid, Inc., Tranche C Term Loan, 2.27%,
4/12/14	EUR	546	629,834
Nalco Co., Term Loan, 6.50%, 5/13/16	USD	2,426	2,433,584
PQ Corp., (FKA Niagara Acquisition, Inc.), Term Loan
(First Lien), 3.52% – 3.73%, 7/30/14		2,412	2,205,781
Rockwood Specialties Group, Inc., Term Loan H, 6.00%,
5/15/14		1,277	1,276,650
Solutia, Inc., Term Loan, 4.75%, 3/17/17		1,260	1,259,066
Tronox Worldwide LLC:
Tranche B-1 Term Loan, 11.25%, 9/20/10		1,458	1,470,083
Tranche B-2 Term Loan, 11.25%, 9/20/10		392	394,948
			15,706,494
Commercial Banks — 0.9%
CIT Group, Inc., Tranche 3 Term Loan, 6.25%, 8/11/15		2,500	2,491,850
Commercial Services & Supplies — 6.2%
ARAMARK Corp.:
Letter of Credit-1 Facility, 0.11%, 1/26/14		33	30,843
Letter of Credit-2 Facility, 0.11%, 7/26/16		52	50,469
US Term Loan, 2.41%, 1/26/14		451	426,507
US Term Loan B, 3.78%, 7/26/16		792	767,410
AWAS Finance Luxembourg Sarl, Term Loan, 7.75%,
6/10/16		1,350	1,357,874

See Notes to Financial Statements.

26 ANNUAL REPORT

AUGUST 31, 2010

Schedule of Investments (continued)

BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

(Percentages shown are based on Net Assets)

		Par
Floating Rate Loan Interests (c)		(000)	Value
Commercial Services & Supplies (concluded)
Adesa, Inc. (KAR Holdings, Inc.), Initial Term Loan,
3.02%, 10/21/13	USD	814	$ 782,661
Advanced Disposal Services, Inc., Term Loan B, 6.00%,
1/14/15		1,095	1,094,500
Altegrity, Inc., Incremental Term Loan, 7.75%, 2/21/15		1,750	1,743,437
Casella Waste Systems, Inc., Term Loan B, 7.00%,
4/09/14		743	746,212
Delos Aircraft, Inc., Term Loan 2, 7.00%, 3/17/16		1,100	1,105,959
Diversey, Inc. (FKA Johnson Diversey, Inc.), Tranche B
Dollar Term Loan, 5.50%, 11/24/15		896	893,261
International Lease Finance Corp., Term Loan 1,
6.75%, 3/17/15		2,125	2,141,824
Protection One, Inc., Term Loan, 6.00%, 6/04/16		1,480	1,463,350
Quad Graphics, Term Loan, 5.50%, 4/20/16		575	548,550
Synagro Technologies, Inc., Term Loan (First Lien),
2.27% – 2.28%, 4/02/14		1,556	1,314,783
West Corp., Incremental Term Loan B-3, 7.25%,
10/24/13		1,825	1,818,431
			16,286,071
Communications Equipment — 0.1%
Sorenson Communications Tranche C Term Loan, 6.00%,
8/16/13		249	221,822
Construction & Engineering — 0.7%
Aquilex Holdings LLC, Term Loan, 5.50%, 4/01/16		200	198,669
Safway Services, LLC, First Out Tranche Loan, 9.00%,
12/18/17		1,700	1,700,000
			1,898,669
Construction Materials — 0.3%
Fairmount Minerals Ltd., Term Loan B, 6.25%, 8/05/16		875	875,365
Consumer Finance — 2.7%
AGFS Funding Co., Term Loan, 7.25%, 4/21/15		4,000	3,952,500
Daimler Chrysler Financial Services Americas LLC,
Term Loan (Second Lien), 6.78%, 8/05/13		3,193	3,181,167
			7,133,667
Containers & Packaging — 0.8%
Anchor Glass Container Corp., Term Loan (First Lien)
6.00%, 3/02/16		639	632,751
BWAY Holding Co. Term Loan B, 5.50% – 6.00%, 6/16/17		293	292,206
Berry Plastics Holding Corp., Term Loan C, 2.38%,
4/03/15		707	644,449
Graham Packaging Co., LP, Term Loan C, 6.75%, 4/05/14		629	632,410
ICL Industrial Containers ULC/ICL Contenants Industriels
ULC (FKA BWAY), Term Loan C, 5.50% – 6.00%, 6/16/17		27	27,411
			2,229,227
Diversified Consumer Services — 3.1%
Coinmach Service Corp., Term Loan, 3.35%, 11/14/14		2,688	2,343,574
Laureate Education, Series A New Term Loan, 7.00%,
8/15/14		3,823	3,758,837
ServiceMaster Co.:
Closing Date Loan, 2.77% – 3.04%, 7/24/14		1,942	1,784,611
Delayed Draw Term Loan, 2.77%, 7/24/14		193	177,721
			8,064,743
Diversified Financial Services — 1.9%
MSCI, Inc., Term Loan, 4.75%, 6/01/16		1,696	1,700,696
Reynolds Group Holdings, Inc.:
Incremental US Term Loan, 6.25%, 5/05/16		1,000	992,917
US Term Loan, 6.25%, 5/05/16		1,292	1,285,093
Whitelabel IV SA:
Term Loan B1, 5.00%, 8/11/17		339	425,302
Term Loan B2, 5.00%, 8/11/17		561	703,818
			5,107,826

		Par
Floating Rate Loan Interests (c)		(000)	Value
Diversified Telecommunication Services — 2.9%
Cincinnati Bell Inc., Tranche B Term Loan,
6.50%, 6/11/17	USD	1,172	$ 1,163,272
Integra Telecom Holdings, Inc., Term Loan, 9.25%,
4/15/15		1,625	1,620,937
Level 3 Communications, Incremental Term Loan,
2.53% – 2.78%, 3/13/14		3,100	2,776,921
Wind Finance SL SA, Euro Facility (Second Lien),
7.89%, 12/17/14	EUR	1,000	1,264,677
Wind Telecomunicazioni SpA, Term Loan Facility A1,
3.14%, 9/22/12		707	869,214
			7,695,021
Electric Utilities — 1.2%
New Development Holdings, LLC, Term Loan, 7.00%,
7/03/17	USD	3,000	3,030,000
Electrical Equipment — 0.5%
Baldor Electric Co., Term Loan, 5.25% – 5.50%, 1/31/14		1,257	1,256,973
Electronic Equipment, Instruments & Components — 1.5%
CDW LLC (FKA CDW Corp.), Term Loan, 4.28%,
10/10/14		1,265	1,132,706
Flextronics International Ltd.:
Delayed Draw Term Loan, 2.51%, 10/01/14		39	36,681
Delayed Draw Term Loan, 2.56%, 10/01/14		46	42,794
Term Loan B, 2.56%, 10/01/12		1,056	1,016,544
Styron Sarl, Term Loan, 7.50%, 6/17/16		1,600	1,612,496
			3,841,221
Energy Equipment & Services — 0.6%
MEG Energy Corp., Tranche D Term Loan:
6.00%, 4/03/16		450	448,875
6.00%, 4/03/16		1,088	1,085,674
			1,534,549
Food & Staples Retailing — 2.9%
AB Acquisitions UK Topco 2 Ltd. (FKA Alliance Boots),
Facility B1, 3.55%, 7/09/15	GBP	1,300	1,854,679
Bolthouse Farms, Inc., Term Loan (First Lien) 5.50%,
2/11/16	USD	1,097	1,091,204
DS Waters of America, Inc., Term Loan, 2.51%, 10/29/12		909	869,656
Pierre Foods, Term Loan, 7.00%, 3/03/16		1,073	1,069,372
Pilot Travel Centers LLC, Initial Tranche B Term Loan
5.25%, 6/30/16		2,372	2,375,434
Rite Aid Corp., Term Loan B, 6.00%, 7/09/14		475	458,850
			7,719,195
Food Products — 2.8%
CII Investment, LLC (FKA Cloverhill):
Term Loan A, 8.50%, 10/14/14		852	852,479
Term Loan B, 8.50%, 10/14/14		1,037	1,036,807
Dole Food Co., Inc., Tranche B-1 Term Loan,
5.00% – 5.50%, 3/02/17		496	496,509
Michael Foods Group, Inc. (FKA M-Foods Holdings, Inc.),
Term Loan B, 6.25%, 6/29/16		1,000	1,000,714
Pilgrim’s Pride Corp., Term Loan A, 5.53%, 12/01/12		1,215	1,202,850
Pinnacle Foods Finance LLC, Tranche D Term Loan,
6.00%, 4/02/14		1,612	1,614,015
Solvest, Ltd. (Dole), Tranche C-1 Term Loan, 5.00%,
3/02/17		1,233	1,234,973
			7,438,347
Health Care Equipment & Supplies — 1.0%
Biomet, Inc., Dollar Term Loan, 3.26% – 3.54%, 3/25/15		737	711,877
DJO Finance LLC (FKA ReAble Therapeutics Finance LLC),
Term Loan, 3.26%, 5/20/14		878	833,116
Fresenius SE:
Tranche C-1 Dollar Term Loan, 4.50%, 9/10/14		631	631,841
Tranche C-2 Term Loan, 4.50%, 9/10/14		336	336,667
			2,513,501
Health Care Providers & Services — 5.6%
CHS/Community Health Systems, Inc.:
Delayed Draw Term Loan, 2.55%, 7/25/14		162	153,105
Term Loan Facility, 2.55%, 7/25/14		3,146	2,965,975
DaVita, Inc., Tranche B-1 Term Loan, 1.77% – 2.04%,
10/05/12		285	280,605

See Notes to Financial Statements.

ANNUAL REPORT

AUGUST 31, 2010

Schedule of Investments (continued)

BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

(Percentages shown are based on Net Assets)

		Par
Floating Rate Loan Interests (c)		(000)	Value
Health Care Providers & Services (concluded)
Gentiva Health Services, Inc., Term Loan B, 6.75%,
8/12/16	USD	1,100	$ 1,085,563
HCA, Inc.:
Tranche A-1 Term Loan, 2.03%, 11/16/12		1,619	1,557,905
Tranche B-1 Term Loan, 2.78%, 11/18/13		636	612,183
Tranche B-2 Term Loan, 3.78%, 3/31/17		1,166	1,128,279
Harden Healthcare LLC:
Add-on Term Loan, 7.75%, 3/02/15		1,300	1,274,000
Tranche A Term Loan, 8.50%, 2/22/15		793	776,873
inVentiv Health, Inc. (FKA Ventive Health, Inc.),
Term Loan B, 6.50%, 7/31/16		2,300	2,295,687
Renal Advantage Holdings, Inc., Tranche B Term Loan,
6.00%, 6/03/16		1,100	1,100,000
Vanguard Health Holding Co. II, LLC (Vanguard Health
Systems, Inc.), Initial Term Loan, 5.00%, 1/29/16		1,591	1,571,919
			14,802,094
Health Care Technology — 0.7%
IMS Health, Inc., Tranche B Dollar Term Loan,
5.25%, 2/26/16		1,876	1,879,117
Hotels, Restaurants & Leisure — 5.9%
Harrah’s Operating Co., Inc.:
Term Loan B-1, 3.50%, 1/28/15		192	164,493
Term Loan B-3, 3.50% – 3.53%, 1/28/15		3,613	3,087,081
Penn National Gaming, Inc., Term Loan B, 2.01% – 2.24%,
10/03/12		1,136	1,108,205
SW Acquisitions Co., Inc., Term Loan, 5.75%, 6/01/16		2,488	2,490,457
Six Flags Theme Parks, Inc., Tranche B Term Loan
(First Lien), 6.00%, 6/30/16		1,790	1,769,240
Travelport LLC (FKA Travelport, Inc.):
Delayed Draw Term Loan, 2.76%, 8/23/13		475	450,676
Original Post-First Amendment and Restatement
Synthetic Letter of Credit Loan, 3.03%, 8/23/13		223	210,583
Tranche B Dollar Term Loan, 2.76%, 8/23/13		1,135	1,071,526
Universal City Development Partners, Ltd.:
Loan, 7.75%, 11/06/14		1,493	1,499,963
Term Loan, 5.50%, 11/16/14		1,141	1,142,532
VML US Finance LLC (FKA Venetian Macau):
Term B Delayed Draw Project Loan, 4.80%, 5/25/12		238	233,863
Term B Delayed Draw Project Loan, 5.04%, 5/25/12		710	698,101
Term B Funded Project Loan 4.80%, 5/27/13		412	404,878
Term B Funded Project Loan 5.04%, 5/27/13		1,397	1,372,002
			15,703,600
IT Services — 4.0%
Audio Visual Services Group, Inc., Tranche B Term Loan
(First Lien), 2.79%, 2/28/14		990	732,468
Ceridian Corp., US Term Loan, 3.26%, 11/09/14		1,142	1,016,301
EVERTEC, Inc., Term Loan B, 7.00%, 8/20/16		800	782,000
First Data Corp.:
Initial Tranche B-1 Term Loan, 3.01%, 9/24/14		484	413,374
Initial Tranche B-2 Term Loan, 3.01%, 9/24/14		3,282	2,798,375
Initial Tranche B-3 Term Loan, 3.01%, 9/24/14		536	457,363
SunGard Data Systems, Inc. (Solar Capital Corp.),
Incremental Term Loan, 6.75%, 2/28/14		1,589	1,586,885
TransUnion LLC, Term Loan, 6.75%, 6/15/17		2,750	2,774,923
			10,561,689
Independent Power Producers & Energy Traders — 1.0%
Dynegy Holdings, Inc.:
Term Letter of Credit Facility, 4.02%, 4/02/13		461	453,100
Tranche B Term Loan, 4.02%, 4/02/13		37	36,288
Texas Competitive Electric Holdings Co., LLC (TXU):
Initial Tranche B-1 Term Loan, 3.79% – 4.03%,
10/10/14		1,530	1,159,416
Initial Tranche B-3 Term Loan, 3.79% – 4.03%,
10/10/14		1,415	1,066,890
			2,715,694

		Par
Floating Rate Loan Interests (c)		(000)	Value
Industrial Conglomerates — 1.3%
Sequa Corp., Term Loan, 3.79%, 12/03/14	USD	3,844	$ 3,536,357
Insurance — 0.2%
Alliant Holdings I, Inc., Term Loan, 3.53%, 8/21/14		478	454,290
Internet & Catalog Retail — 0.2%
FTD Group, Inc., Tranche B Term Loan, 6.75%, 8/26/14		573	573,173
Leisure Equipment & Products — 0.1%
Fender Musical Instruments Corp.:
Delayed Draw Loan, 2.55%, 6/09/14		144	120,566
Initial Loan, 2.79%, 6/09/14		286	238,672
			359,238
Machinery — 0.4%
Oshkosh Truck Corp., Term Loan B, 6.44% – 6.54%,
12/06/13		995	1,000,642
Marine — 0.2%
Horizon Lines, LLC:
Revolving Loan, 3.52% – 3.55%, 8/08/12		391	333,972
Term Loan, 3.79%, 8/08/12		296	269,524
			603,496
Media — 15.6%
Cengage Learning Acquisitions, Inc. (Thomson Learning),
Tranche 1 Incremental Term Loan, 7.50%, 7/03/14		3,783	3,769,968
Cequel Communications, LLC, New Term Loan, 2.30%,
11/05/13		526	505,725
Charter Communications Operating, LLC:
New Term Loan, 2.26%, 3/06/14		611	578,321
Term Loan B1, 7.25%, 3/06/14		1,023	1,045,035
Term Loan C, 3.79%, 9/06/16		5,240	5,011,826
Clarke American Corp., Term Loan B, 2.76%, 6/30/14 (d)		1,244	1,072,759
FoxCo Acquisition Sub, LLC, Term Loan, 7.50%, 7/14/15		786	755,784
HMH Publishing Co., Ltd., Tranche A Term Loan, 5.79%,
6/12/14 (d)		1,984	1,806,563
Hanley-Wood, LLC, Term Loan, 2.56% – 2.63%, 3/10/14		1,463	632,531
Intelsat Corp. (FKA PanAmSat Corp.):
Tranche B-2-A Term Loan, 3.03%, 1/03/14		331	312,675
Tranche B-2-B Term Loan, 3.03%, 1/03/14		331	312,578
Tranche B-2-C Term Loan, 3.03%, 1/03/14		331	312,578
Intelsat Subsidiary Holding Co. Ltd., Term Loan B,
3.03%, 7/03/13		1,674	1,596,910
Interactive Data Corp., Term Loan, 6.75%, 1/29/17		1,200	1,207,000
Lavena Holding 3 GmbH (Prosiebensat.1 Media AG):
Facility B1, 3.52%, 6/30/15	EUR	337	322,477
Facility C1, 3.77%, 6/30/16		337	322,477
MCNA Cable Holdings LLC (OneLink Communications),
Loan, 6.89%, 3/01/13 (d)	USD	1,336	1,135,420
Mediacom Illinois, LLC (FKA Mediacom Communications,
LLC):
Tranche D Term Loan, 5.50%, 3/31/17		450	440,854
Tranche E Term Loan, 4.50%, 10/23/17		2,225	2,099,806
Newsday, LLC, Fixed Rate Term Loan, 10.50%, 8/01/13		2,500	2,653,125
Nielsen Finance LLC:
Class A Dollar Term Loan, 2.29%, 8/09/13		57	54,061
Class B Dollar Term Loan, 4.01%, 5/01/16		2,097	2,026,594
Class C Dollar Term Loan, 4.04%, 5/28/16		1,172	1,124,826
Regal Cinemas Corp., Term Loan, 4.03%, 11/19/16		698	689,522
Sinclair Television Group, Inc., New Tranche B Loan,
5.50%, 10/29/15		1,023	1,023,579
Springer Science+Business Media SA, Facility A1,
6.75%, 7/01/16	EUR	2,000	2,507,045
Sunshine Acquisition Ltd. (FKA HIT Entertainment),
Term Facility, 5.68%, 6/01/12	USD	952	888,011
TWCC Holdings Corp. Replacement Term Loans, 5.00%,
9/14/15		2,039	2,036,334
UPC Financing Partnership, Facility U, 4.64%, 12/31/17 EUR		1,850	2,176,246
Virgin Media Investment Holdings Ltd., Facility B,
4.78%, 12/31/15	GBP	1,350	2,007,029
Yell Group Plc/Yell Finance (UK) Ltd., Facility A3,
2.60%, 8/09/11	USD	938	904,687
			41,332,346

See Notes to Financial Statements.

28 ANNUAL REPORT

AUGUST 31, 2010

Schedule of Investments (continued)

BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

(Percentages shown are based on Net Assets)

		Par
Floating Rate Loan Interests (c)		(000)	Value
Multi-Utilities — 0.6%
Energy Transfer Equity, LP, Term Loan, 2.02%, 11/01/12	USD	1,000	$ 978,750
FirstLight Power Resources, Inc. (FKA NE Energy, Inc.):
Synthetic Letter of Credit, 0.41%, 11/01/13		8	7,622
Term B Advance (First Lien), 3.06%, 11/01/13		489	453,418
			1,439,790
Multiline Retail — 1.4%
Dollar General Corp., Tranche B-2 Term Loan, 3.01% –
3.03%, 7/07/14		1,686	1,623,033
Hema Holding BV:
Facility B, 2.65%, 7/06/15	EUR	406	486,777
Facility C, 3.40%, 7/05/16	USD	406	486,777
The Neiman Marcus Group, Inc, Term Loan, 2.30%,
4/06/13		1,023	969,277
			3,565,864
Oil, Gas & Consumable Fuels — 0.2%
Big West Oil, LLC, Term Loan, 12.00%, 7/23/15		625	632,552
Paper & Forest Products — 1.1%
Georgia-Pacific LLC, Term Loan B, 2.30% – 2.53%,
12/23/12		1,549	1,526,428
Verso Paper Finance Holdings LLC, PIK Loan, 6.99% –
7.44%, 2/01/13 (d)		2,121	1,272,323
			2,798,751
Personal Products — 0.0%
American Safety Razor Co., LLC, Term Loan (First Lien),
8.00%, 7/31/13		102	94,188
Pharmaceuticals — 1.0%
Warner Chilcott Co., LLC, Term Loan A, 6.00%, 10/30/14		733	732,321
Warner Chilcott Corp.:
Additional Term Loan, 6.25%, 4/30/15		427	426,699
Term Loan B-1, 6.25%, 4/30/15		302	301,255
Term Loan B-2, 6.25%, 4/30/15		502	501,577
Term Loan B-3, 6.50%, 2/20/16		487	488,636
Term Loan B-4, 6.50%, 2/20/16		158	158,549
			2,609,037
Professional Services — 0.9%
Booz Allen Hamilton, Inc., Tranche C Term Loan, 6.00%,
7/31/15		2,239	2,238,190
Real Estate Management & Development — 1.9%
Mattamy Funding Partnership, Term Loan, 2.56%,
4/11/13		409	376,218
Realogy Corp.:
Delayed Draw Term Loan B, 3.30% – 3.53%,
10/10/13		2,413	2,082,233
Initial Term Loan B, 3.30%, 10/10/13		2,843	2,453,038
Synthetic Letter of Credit, 3.26%, 10/10/13		155	133,556
			5,045,045
Semiconductors & Semiconductor Equipment — 0.2%
Freescale Semiconductor, Inc., Extended Maturity
Term Loan, 4.56%, 12/01/16		570	509,705
Software — 0.7%
Telcordia Technologies, Inc., Term Loan, 6.75%,
4/30/16		1,297	1,295,670
Vertafore, Inc., Term Loan B, 6.75%, 7/28/16		670	665,812
			1,961,482
Specialty Retail — 1.7%
Bass Pro Group LLC, Term Loan, 5.00% – 5.57%,
4/10/15		309	309,125
Burlington Coat Factory Warehouse Corp., Term Loan,
2.54% – 2.66%, 5/28/13		493	467,348
Matalan, Term Loan, 5.57%, 3/24/16	GBP	500	759,539

	Par
Floating Rate Loan Interests (c)	(000)	Value
Specialty Retail (concluded)
Michaels Stores, Inc.:
Term Loan B-1, 2.63% – 2.81%, 10/31/13	USD 995	$ 938,358
Term Loan B-2, 4.88% – 5.06%, 7/31/16	534	515,596
Toys ‘R’ US, Inc., Term Loan B, 6.00%, 8/17/16	1,500	1,496,241
		4,486,207
Textiles, Apparel & Luxury Goods — 0.8%
Hanesbrands, Inc., New Term Loan, 5.25%, 12/10/15	737	742,181
Phillips Van Heusen Corp., US Tranche B Term Loan,
4.75%, 5/06/16	1,472	1,479,647
		2,221,828
Wireless Telecommunication Services — 3.1%
Digicel International Finance Ltd., US Term Loan
(Non-Rollover), 3.06%, 3/30/12	4,573	4,464,797
MetroPCS Wireless, Inc.:
Tranche B-1 Term Loan, 2.56%, 11/03/13	167	162,221
Tranche B-2 Term Loan, 3.81%, 11/03/16	1,819	1,783,993
Vodafone Americas Finance 2 Inc.,
Initial Loan, 6.88%, 7/30/15	1,750	1,750,000
		8,161,011
Total Floating Rate Loan Interests — 93.6%		247,554,975
	Beneficial
	Interest
Other Interests (g)	(000)
Auto Components — 1.2%
Delphi Debtor-in-Possession Holding Co. LLP Class B
Membership Interests	—(h)	3,117,901
Diversified Financial Services — 0.3%
J.G. Wentworth LLC Preferred Equity Interests (i)	—(h)	684,050
Total Other Interests — 1.5%		3,801,951
Warrants (j)	Shares
Software — 0.0%
HMH Holdings/EduMedia (Expires 3/09/17)	11,690	—
Total Warrants — 0.0%		—
Total Long-Term Investments
(Cost — $336,484,337) — 122.3%		323,229,565
Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional
Class, 0.25% (k)(l)	788,199	788,199
Total Short-Term Securities (Cost — $788,199) — 0.3%		788,199
Options Purchased	Contracts
Over-the-Counter Call Options — 0.0%
Marsico Parent Superholdco LLC,
Strike Price USD 942.86, expires 12/21/19,
Broker Goldman Sachs Bank USA	20	—
Total Options Purchased (Cost — $19,555) — 0.0%		—
Total Investments (Cost — $337,292,091*) — 122.6%		324,017,764
Liabilities in Excess of Other Assets — (22.6)%		(59,638,586)
Net Assets — 100.0%		$264,379,178

See Notes to Financial Statements.

ANNUAL REPORT

AUGUST 31, 2010

Schedule of Investments (continued)

BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

* The cost and unrealized appreciation (depreciation) of investments as of
August 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$ 336,040,547
Gross unrealized appreciation	$ 6,904,041
Gross unrealized depreciation	(18,926,824)
Net unrealized depreciation	$ (12,022,783)

(a) Non-income producing security.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration to qualified institutional investors.
(c) Variable rate security. Rate shown is as of report date.
(d) Represents a payment-in-kind security which may pay interest/dividends in additional face/shares.
(e) Convertible security.
(f) Issuer filed for bankruptcy and/or is in default of interest payments.
(g) Other interests represent beneficial interest in liquidation trusts and other reorgani-
zation entities and are non-income producing.
(h) Amount is less than $1,000.
(i) The investment is held by a wholly owned taxable subsidiary of the Fund.
(j) Warrants entitle the Fund to purchase a predetermined number of shares of com-
mon stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.
(k) Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as
amended, were as follows:

			Shares Held at		Net	Shares Held at
	Affiliate		August 31, 2009		Activity	August 31, 2010	Income
	BlackRock Liquidity
	Funds, TempFund,
	Institutional Class			2,018,379	(1,230,180)	788,199	$ 6,371
(l) Represents the current yield as of report date.
•	Foreign currency exchange contracts as of August 31, 2010 were as follows:
						Unrealized
	Currency			Currency		Settlement Appreciation
	Purchased			Sold	Counterparty	Date (Depreciation)
	USD 14,334,718		EUR 11,326,500		Citibank NA	9/15/10	$ (18,486)
	EUR	941,400	USD 1,205,673		Citibank NA	9/15/10	(12,709)
	USD	295,956	CAD	312,500 Deutsche Bank AG		10/20/10	3,136
	USD	4,551,319	GBP	2,981,500	Citibank NA	10/20/10	(19,664)
	Total					$ (47,723)

• For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management.
This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

• Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivatives, which are as follows:
• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Fund’s own assumptions used in determining the fair value of investments and derivatives)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivatives and other significant accounting policies, please refer to Note 1 of the Notes to Financial
Statements.
The following tables summarize the inputs used as of August 31, 2010 in determin-
ing the fair valuation of the Fund’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in
Securities:
Long-Term
Investments:
Common Stocks	$ 832,243	$ 358,586	$ 472,121	$ 1,662,950
Corporate Bonds. .	—	68,891,298	1,318,391	70,209,689
Floating Rate
Loan Interests	—	207,700,969	39,854,006	247,554,975
Other Interests	—	3,117,901	684,050	3,801,951
Short-Term
Securities	788,199	—	—	788,199
Unfunded Loan
Commitments	—	—	6,517	6,517
Liabilities:
Unfunded Loan
Commitments	—	—	(75,622)	(75,622)
Total	$ 1,620,442	$280,068,754 $ 42,259,463 $323,948,659
Derivative Financial Instruments[1]

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency
exchange
contracts	—	$ 3,136	—	$ 3,136
Liabilities:
Foreign currency
exchange
contracts.	—	(50,859)	—	(50,859)
Total	—	$ (47,723)	—	$ (47,723)

1 Derivative financial instruments are foreign currency exchange contracts. Foreign currency exchange contracts are valued at the unrealized appreciation/depreci-
ation on the instrument.

See Notes to Financial Statements.

30 ANNUAL REPORT

AUGUST 31, 2010

Schedule of Investments (concluded)

BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Common	Corporate	Floating Rate	Other	Unfunded Loan
	Stocks	Bonds	Loan Interests	Interests	Commitments	Total
Assets/Liabilities:
Balance as of August 31, 2009	$ 5,143	$ 2,823,032	$ 54,573,840	$ 262,849	$ (49,905)	$57,614,959
Accrued discounts/premiums	—	56,472	180,488	—	—	236,960
Net realized gain (loss)	—	(251,699)	(12,412,512)	—	—	(12,664,211)
Net change in unrealized appreciation/depreciation[2]	(86)	386,822	22,132,006	421,201	(19,200)	22,920,743
Purchases	—	20,405	26,588,375	—	—	26,608,780
Sales	—	(1,748,301)	(62,133,536)	—	—	(63,881,837)
Transfers in3	467,064	31,660	24,571,704	—	—	25,070,428
Transfers out[3]	—	—	(13,646,359)	—	—	(13,646,359)
Balance, as of August 31, 2010	$ 472,121	$ 1,318,391	$ 39,854,006	$ 684,050	$ (69,105)	$42,259,463

2 Included in the related net change in unrealized appreciation/depreciation on the Statements of Operations. The change in the unrealized appreciation/depreciation on the securities still held on August 31, 2010 was $2,917,608.
3 The Fund’s policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.

See Notes to Financial Statements.

ANNUAL REPORT

AUGUST 31, 2010

Schedule of Investments August 31, 2010

BlackRock Limited Duration Income Trust (BLW)
(Percentages shown are based on Net Assets)

		Par
Asset-Backed Securities		(000)	Value
Asset-Backed Securities — 5.3%
Advanta Business Card Master Trust, Series 2007-A5,
Class A5, 0.77%, 8/20/13 (a)	USD	1,244	$ 1,234,909
Carrington Mortgage Loan Trust, Series 2007-RFC1,
Class A1, 0.31%, 12/25/36 (a)		546	500,282
Countrywide Asset-Backed Certificates, Class 2A-1 (a):
Series 2007-6, 0.36%, 9/25/37		297	282,469
Series 2007-10, 0.31%, 6/25/47		3,023	2,869,065
Ford Credit Floorplan Master Owner Trust, Series 2006-4,
Class A, 0.53%, 6/15/13 (a)		4,015	3,991,121
GSAA Trust, Series 2007-3, Class 1A2, 0.43%,
3/25/47 (a)		3,711	1,683,072
MBNA Credit Card Master Note Trust, Series 2002-A2,
Class A, 5.60%, 7/17/14	EUR	17,000	22,475,240
			33,036,158
Interest Only Asset-Backed Securities — 0.4%
Sterling Bank Trust, Series 2004-2, Class Note, 2.08%,
3/30/30	USD	14,298	755,090
Sterling Coofs Trust, Series 1, 2.36%, 4/15/29		13,085	1,337,097
			2,092,187
Total Asset-Backed Securities — 5.7%			35,128,345
Common Stocks (b)		Shares
Chemicals — 0.2%
LyondellBasell Industries NV, Class A		14,708	301,514
LyondellBasell Industries NV, Class B		44,142	904,470
			1,205,984
Commercial Services & Supplies — 0.0%
SIRVA (c)		1,109	11,090
Construction & Engineering — 0.0%
USI United Subcontractors Common		6,116	125,370
Machinery — 0.1%
Accuride Corp.	139,371		153,308
Metals & Mining — 0.0%
Euramax International		234	77,121
Software — 0.2%
HMH Holdings/EduMedia	238,664		1,193,320
Specialty Retail — 0.0%
Lazydays RV Center, Inc.		10,549	53,904
Total Common Stocks — 0.5%			2,820,097
		Par
Corporate Bonds		(000)
Aerospace & Defense — 0.3%
Kratos Defense & Security Solutions, Inc., 10.00%, 6/01/17		1,620	1,672,650
Airlines — 1.5%
Air Canada, 9.25%, 8/01/15 (c)		2,000	1,960,000
American Airlines, Inc., 10.50%, 10/15/12 (c)		1,890	2,008,125
Continental Airlines, Inc., 6.75%, 9/15/15 (c)		1,350	1,336,500
Delta Air Lines, Inc., Series B, 9.75%, 12/17/16 (c)(d)		1,372	1,440,752
United Air Lines, Inc., 12.75%, 7/15/12		2,478	2,762,970
			9,508,347
Auto Components — 0.0%
Delphi International Holdings Unsecured, 12.00%, 10/06/14		65	63,320
Beverages — 0.1%
Crown European Holdings SA, 7.13%, 8/15/18 (c)	EUR	585	759,875
Building Products — 0.4%
Building Materials Corp. of America,
7.00%, 2/15/20 (c)(d)	USD	1,875	1,865,625
CPG International I, Inc., 10.50%, 7/01/13		750	749,063
			2,614,688

		Par
Corporate Bonds		(000)	Value
Capital Markets — 1.0%
E*Trade Financial Corp., 3.99% 8/31/19 (e)(f)	USD	249	$ 298,800
Goldman Sachs Group LP, 5.00%, 10/01/14 (d)		3,000	3,217,176
MU Finance Plc, 8.75%, 2/01/17 (c)	GBP	1,007	1,482,609
Marsico Parent Co., LLC, 10.63%, 1/15/16 (c)	USD	2,381	880,970
Marsico Parent Holdco, LLC, 12.50%, 7/15/16 (c)(g)		667	59,995
Marsico Parent Superholdco, LLC, 14.50%,
1/15/18 (c)(g)		709	63,851
			6,003,401
Chemicals — 1.3%
American Pacific Corp., 9.00%, 2/01/15		1,100	1,087,625
Ames True Temper, Inc., 4.53%, 1/15/12 (a)		2,085	2,079,788
CF Industries, Inc., 6.88%, 5/01/18		2,080	2,189,200
Innophos, Inc., 8.88%, 8/15/14		2,225	2,280,625
OXEA Finance/Cy SCA, 9.50%, 7/15/17 (c)		545	574,975
			8,212,213
Commercial Banks — 1.8%
CIT Group, Inc., 7.00%, 5/01/17 (d)		6,885	6,474,048
Regions Financial Corp., 4.88%, 4/26/13 (d)		1,355	1,367,900
Standard Chartered Plc, 3.85%, 4/27/15 (c)(d)		3,100	3,205,167
			11,047,115
Commercial Services & Supplies — 0.2%
ACCO Brands Corp., 10.63%, 3/15/15		1,025	1,127,500
Consumer Finance — 1.0%
Ford Motor Credit Co. LLC:
7.38%, 2/01/11 (d)		2,800	2,850,042
3.28%, 1/13/12 (a)		565	553,700
7.80%, 6/01/12 (d)		1,665	1,752,149
6.63%, 8/15/17		1,300	1,321,284
			6,477,175
Containers & Packaging — 2.0%
Ball Corp., 6.75%, 9/15/20		880	926,200
Berry Plastics Corp.:
8.25%, 11/15/15		2,400	2,406,000
9.50%, 5/15/18 (c)		1,245	1,145,400
Berry Plastics Holding Corp., 8.88%, 9/15/14		640	609,600
Crown Americas LLC, 7.75%, 11/15/15		885	918,188
Impress Holdings BV, 3.65%, 9/15/13 (a)(c)		1,255	1,185,975
Pregis Corp., 12.38%, 10/15/13		2,020	2,020,000
Smurfit Kappa Acquisitions (c):
7.25%, 11/15/17	EUR	1,215	1,570,503
7.75%, 11/15/19		1,155	1,500,266
			12,282,132
Diversified Financial Services — 3.4%
Ally Financial Inc. (c):
8.30%, 2/12/15 (d)	USD	3,150	3,276,000
7.50%, 9/15/20		2,270	2,247,300
Bank of America Corp., 4.50%, 4/01/15 (d)		3,000	3,108,864
Citigroup, Inc., 4.75%, 5/19/15		3,000	3,090,549
JPMorgan Chase & Co., 3.40%, 6/24/15 (d)		6,000	6,185,814
Reynolds Group DL Escrow, Inc., 7.75%,
10/15/16 (c)(d)		2,935	2,957,013
			20,865,540
Diversified Telecommunication Services — 2.7%
Frontier Communications Corp., 8.25%, 4/15/17 (d)		4,085	4,319,887
ITC Deltacom, Inc., 10.50%, 4/01/16		2,350	2,314,750
Nordic Telephone Co. Holdings ApS, 8.88%, 5/01/16 (c)		580	609,000
Qwest Communications International, Inc.:
7.50%, 2/15/14		610	621,438
8.00%, 10/01/15 (c)(d)		2,500	2,687,500
Series B, 7.50%, 2/15/14 (d)		2,985	3,040,969
Qwest Corp., 8.38%, 5/01/16		590	687,350
TW Telecom Holdings, Inc., 8.00%, 3/01/18		630	655,200
Wind Acquisition Finance SA, 12.00%, 12/01/15 (c)		900	949,500

See Notes to Financial Statements.

32 ANNUAL REPORT

AUGUST 31, 2010

Schedule of Investments (continued)

BlackRock Limited Duration Income Trust (BLW)
(Percentages shown are based on Net Assets)

		Par
Corporate Bonds		(000)	Value
Diversified Telecommunication Services (concluded)
Windstream Corp.:
8.13%, 8/01/13	USD	590	$ 629,087
8.63%, 8/01/16		450	464,625
			16,979,306
Electric Utilities — 0.0%
Elwood Energy LLC, 8.16%, 7/05/26		126	115,974
Electronic Equipment, Instruments & Components — 1.2%
Agilent Technologies, Inc., 4.45%, 9/14/12 (d)		7,325	7,711,445
Energy Equipment & Services — 0.5%
Compagnie Generale de Geophysique-Veritas:
7.50%, 5/15/15		255	252,450
7.75%, 5/15/17		420	416,850
Expro Finance Luxembourg SCA, 8.50%, 12/15/16 (c)		2,500	2,337,500
			3,006,800
Food & Staples Retailing — 0.1%
Rite Aid Corp., 8.00%, 8/15/20 (c)		620	616,125
Food Products — 0.4%
Bumble Bee Foods LLC, 7.75%, 12/15/15 (c)		1,040	1,099,800
Smithfield Foods, Inc., 10.00%, 7/15/14 (c)		1,440	1,607,400
			2,707,200
Gas Utilities — 0.3%
Florida Gas Transmission Co. LLC, 4.00%, 7/15/15 (c)(d)		2,000	2,077,016
Health Care Equipment & Supplies — 1.0%
Boston Scientific Corp., 4.50%, 1/15/15		3,000	3,048,600
DJO Finance LLC, 10.88%, 11/15/14		2,780	2,978,075
			6,026,675
Health Care Providers & Services — 1.6%
American Renal Holdings, 8.38%, 5/15/18 (c)		330	330,000
HCA, Inc., 7.25%, 9/15/20		1,115	1,165,175
Tenet Healthcare Corp.:
9.00%, 5/01/15		812	864,780
10.00%, 5/01/18		6,682	7,517,250
			9,877,205
Health Care Technology — 0.8%
IMS Health, Inc., 12.50%, 3/01/18 (c)		4,300	4,982,625
Hotels, Restaurants & Leisure — 0.2%
MGM Resorts International, 10.38%, 5/15/14		1,135	1,237,150
Tropicana Entertainment LLC, Series WI, 9.63%,
12/15/14 (b)(c)(h)		375	274
			1,237,424
Household Durables — 1.1%
Beazer Homes USA, Inc., 12.00%, 10/15/17		3,800	4,279,750
Berkline/BenchCraft, LLC, 4.50%, 11/03/12 (b)(c)(h)		200	—
K. Hovnanian Enterprises, Inc., 10.63%, 10/15/16		2,500	2,425,000
			6,704,750
IT Services — 0.4%
iPayment, Inc., 9.75%, 5/15/14		950	858,562
iPayment Investors LP, 12.75%, 7/15/14 (c)(g)		1,422	1,216,184
SunGard Data Systems, Inc., 4.88%, 1/15/14		215	205,863
			2,280,609
Independent Power Producers & Energy Traders — 3.2%
The AES Corp., 8.75%, 5/15/13 (c)		1,179	1,198,159
Calpine Construction Finance Co. LP, 8.00%,
6/01/16 (c)(d)		5,225	5,486,250
Energy Future Holdings Corp., 10.00%, 1/15/20 (c)		3,870	3,726,821
NRG Energy, Inc.:
7.25%, 2/01/14 (d)		7,285	7,430,700
7.38%, 2/01/16		680	685,100
7.38%, 1/15/17		1,300	1,309,750
			19,836,780

		Par
Corporate Bonds		(000)	Value
Industrial Conglomerates — 1.5%
Sequa Corp. (c):
11.75%, 12/01/15	USD	2,950	$ 3,038,500
13.50%, 12/01/15 (g)		5,870	6,104,799
			9,143,299
Machinery — 0.7%
AGY Holding Corp., 11.00%, 11/15/14		1,500	1,275,000
Accuride Corp., 7.50%, 2/26/20 (e)(g)		15	37,721
Navistar International Corp., 8.25%, 11/01/21		2,700	2,828,250
Synventive Molding Solutions, Sub-Series A, 14.00%,
1/14/11 (g)		802	64,177
			4,205,148
Media — 5.9%
Affinion Group, Inc., 10.13%, 10/15/13		2,825	2,895,625
CCH II LLC, 13.50%, 11/30/16		1,406	1,666,155
CCO Holdings LLC, 7.88%, 4/30/18 (c)		2,925	3,027,375
CMP Susquehanna Corp., 3.64%, 5/15/14 (a)(c)		194	3,880
Clear Channel Worldwide Holdings, Inc.:
9.25%, 12/15/17		933	967,988
Series B, 9.25%, 12/15/17		3,732	3,913,935
DISH DBS Corp.:
7.00%, 10/01/13		1,450	1,509,812
7.13%, 2/01/16		200	204,500
Interactive Data Corp., 10.25%, 8/01/18 (c)		2,460	2,552,250
Lighthouse International Co. SA:
8.00%, 4/30/14	EUR	613	458,326
8.00%, 4/30/14 (c)		110	82,245
Nielsen Finance LLC, 10.00%, 8/01/14	USD	3,695	3,879,750
ProtoStar I Ltd., 18.00%, 10/15/12 (b)(c)(h)		3,454	3,281,404
Rainbow National Services LLC (c):
8.75%, 9/01/12		925	926,156
10.38%, 9/01/14 (d)		3,134	3,251,525
Seat Pagine Gialle SpA, 10.50%, 1/31/17 (c)	EUR	346	407,776
TL Acquisitions, Inc., 10.50%, 1/15/15 (c)	USD	1,770	1,690,350
UPC Germany GmbH, 8.13%, 12/01/17 (c)		4,500	4,623,750
Virgin Media Secured Finance Plc, 6.50%, 1/15/18		1,000	1,040,000
			36,382,802
Metals & Mining — 0.7%
Arch Western Finance LLC, 6.75%, 7/01/13		1,970	1,979,850
Murray Energy Corp., 10.25%, 10/15/15 (c)		885	904,912
New World Resources NV, 7.38%, 5/15/15	EUR	995	1,235,696
			4,120,458
Multiline Retail — 0.7%
Dollar General Corp.:
10.63%, 7/15/15	USD	1,300	1,426,750
11.88%, 7/15/17 (d)(g)		2,458	2,826,700
			4,253,450
Oil, Gas & Consumable Fuels — 2.3%
BP Capital Markets Plc, 5.25%, 11/07/13 (d)		6,000	6,227,280
Berry Petroleum Co., 8.25%, 11/01/16		550	555,500
Chesapeake Energy Corp.:
6.50%, 8/15/17		1,315	1,334,725
7.25%, 12/15/18		1,185	1,238,325
Coffeyville Resources LLC, 9.00%, 4/01/15 (c)		705	724,388
Consol Energy, Inc., 8.25%, 4/01/20 (c)		1,500	1,591,875
Crosstex Energy LP, 8.88%, 2/15/18		310	320,075
Denbury Resources, Inc., 8.25%, 2/15/20		971	1,036,542
Overseas Shipholding Group, Inc., 8.75%, 12/01/13		1,190	1,264,375
Whiting Petroleum Corp., 7.25%, 5/01/12		75	75,000
			14,368,085
Paper & Forest Products — 0.7%
NewPage Corp., 11.38%, 12/31/14		5,600	4,550,000

See Notes to Financial Statements.

ANNUAL REPORT

AUGUST 31, 2010

Schedule of Investments (continued)

BlackRock Limited Duration Income Trust (BLW)
(Percentages shown are based on Net Assets)

		Par
Corporate Bonds		(000)	Value
Professional Services — 0.1%
FTI Consulting, Inc., 7.75%, 10/01/16	USD	350	$ 363,125
Real Estate Investment Trusts (REITs) — 0.2%
ProLogis, 5.75%, 4/01/16		1,500	1,461,951
Semiconductors & Semiconductor Equipment — 0.5%
National Semiconductor Corp., 6.15%, 6/15/12 (d)		3,000	3,204,783
Software — 0.0%
BMS Holdings, Inc., 8.59%, 2/15/12 (a)(c)(g)		622	12,437
Specialty Retail — 0.1%
Sonic Automotive, Inc., Series B, 8.63%, 8/15/13		583	591,745
Textiles, Apparel & Luxury Goods — 0.4%
Phillips-Van Heusen Corp., 7.38%, 5/15/20		840	865,200
Quiksilver, Inc., 6.88%, 4/15/15		1,410	1,304,250
			2,169,450
Tobacco — 0.5%
Reynolds American, Inc., 7.63%, 6/01/16 (d)		2,500	2,933,380
Wireless Telecommunication Services — 1.4%
Cricket Communications, Inc.:
10.00%, 7/15/15		240	251,400
7.75%, 5/15/16 (d)		2,250	2,323,125
Digicel Group Ltd. (c):
8.88%, 1/15/15		720	725,400
9.13%, 1/15/15 (g)		2,267	2,278,335
8.25%, 9/01/17		600	623,250
MetroPCS Wireless, Inc., 9.25%, 11/01/14		270	280,800
Nextel Communications, Inc., Series E, 6.88%, 10/31/13		1,175	1,172,062
Sprint Capital Corp., 8.38%, 3/15/12		925	978,188
			8,632,560
Total Corporate Bonds — 42.2%			261,186,563
Floating Rate Loan Interests (a)
Aerospace & Defense — 0.4%
Hawker Beechcraft Acquisition Co., LLC:
Letter of Credit Linked Deposit, 0.43%, 3/26/14		184	146,335
Term Loan, 2.26% – 2.53%, 3/26/14		3,080	2,454,036
			2,600,371
Auto Components — 1.0%
Affinion Group Holdings, Inc., Term Loan, 8.51%,
3/01/12 (g)		1,138	1,092,471
Affinion Group, Inc., Tranche B Term Loan, 5.00%,
10/09/16		1,496	1,439,512
Allison Transmission, Inc., Term Loan, 3.04%, 8/07/14		3,889	3,583,494
Dayco Products:
Facility B U.S. Term Loan, 10.50%, 5/13/14		311	303,303
Facility C U.S. Term Loan, 12.50%, 11/13/14 (g)		48	40,399
			6,459,179
Automobiles — 0.8%
Ford Motor Co.:
Tranche B-1 Term Loan, 3.03%, 12/15/13		4,531	4,358,079
Tranche B-2 Term Loan, 3.03%, 12/15/13		512	490,832
			4,848,911
Beverages — 0.1%
Le-Nature’s, Inc., Tranche B Term Loan, 9.50%,
3/01/11 (b)(h)		1,000	370,000
Building Products — 0.7%
Goodman Global, Inc., Term Loan, 6.25%, 2/13/14		1,329	1,334,040
Momentive Performance Materials (Blitz 06-103 GmbH),
Tranche B-2 Term Loan, 2.88%, 12/04/13	EUR	2,540	2,950,315

		Par
Floating Rate Loan Interests (a)		(000)	Value
Building Products (concluded)
United Subcontractors, Term Loan (First Lien), 2.04%,
6/30/15 (g)	USD	143	$ 123,267
			4,407,622
Capital Markets — 0.2%
Marsico Parent Co., LLC, Term Loan, 5.31% –
5.56%, 12/15/14		377	261,513
Nuveen Investments, Inc., Term Loan (First Lien), 3.48% –
3.53%, 11/13/14		1,359	1,199,912
			1,461,425
Chemicals — 3.6%
Brenntag Holding GmbH & Co. KG:
Facility 3A (Second Lien), 6.94%, 7/17/15	EUR	115	144,729
Facility 3B (Second Lien), 6.94%, 7/17/15		16	20,195
Facility B2 (Second Lien), 6.94%, 7/17/15	USD	500	495,833
Facility B6A, 4.70%, 1/20/14	EUR	233	293,773
Facility B6B, 4.70%, 1/20/14		181	227,438
CF Industries, Inc., Term Loan B-1, 4.50%,
4/05/15	USD	1,899	1,908,732
Chemtura Corp.:
Debtor in Possession Term Facility, 6.00%, 2/11/11		1,550	1,546,125
Exit Term Loan, 0.00%, 8/16/16		1,300	1,305,417
Cognis GmbH (French):
Facility A 2.72%, 11/17/13	EUR	803	1,000,868
Facility B 2.72%, 11/16/13		197	245,110
Gentek Holding, LLC, Tranche B Term Loan, 7.00%,
10/29/14	USD	634	633,635
Huish Detergents, Inc., Tranche B Term Loan, 2.02%,
4/26/14		1,225	1,157,999
Ineos Group Plc, US Finance LLC Senior Credit Facility
Term Loan A2, 7.00%, 12/17/12		61	61,310
MacDermid, Inc., Tranche C Term Loan, 2.27%,
4/12/14	EUR	498	574,274
Nalco Co., Term Loan, 6.50%, 5/13/16	USD	2,024	2,030,997
PQ Corp. (FKA Niagara Acquisition, Inc.), Term Loan
(First Lien), 3.52% – 3.73%, 7/30/14		3,370	3,081,444
Rockwood Specialties Group, Inc., Term Loan H,
6.00%, 5/15/14		1,621	1,620,340
Solutia, Inc., Term Loan, 4.75%, 3/17/17		1,785	1,783,294
Tronox Worldwide LLC:
Tranche B-1 Term Loan, 11.25%, 9/20/10		3,271	3,297,755
Tranche B-2 Term Loan, 11.25%, 9/20/10		879	885,964
			22,315,232
Commercial Banks — 0.3%
CIT Group, Inc., Tranche 3 Term Loan, 6.25%, 8/11/15		1,900	1,893,806
Commercial Services & Supplies — 2.6%
AWAS Finance Luxembourg Sarl, Term Loan, 7.75%,
6/10/16		2,650	2,665,457
Altegrity, Inc., Incremental Term Loan, 7.75%, 2/21/15		4,000	3,985,000
Casella Waste Systems, Inc., Term Loan B, 7.00%,
4/09/14		629	631,793
Delos Aircraft, Inc., Term Loan 2, 7.00%, 3/17/16		1,454	1,461,722
International Lease Finance Corp., Term Loan 1,
6.75%, 3/17/15		3,040	3,064,455
Quad Graphics, Term Loan, 5.50%, 4/20/16		1,375	1,311,750
SIRVA Worldwide, Inc., Loan (Second Lien), 12.00%,
5/12/15 (g)		290	72,379
Synagro Technologies, Inc., Term Loan (First Lien),
2.27% – 2.28%, 4/02/14		1,288	1,088,071
West Corp., Incremental Term Loan B-3, 7.25%,
10/24/13		1,797	1,790,602
			16,071,229
Construction & Engineering — 0.6%
Safway Services, LLC, First Out Tranche Loan, 9.00%,
12/18/17		3,750	3,750,000

See Notes to Financial Statements.

34 ANNUAL REPORT

AUGUST 31, 2010

Schedule of Investments (continued)

BlackRock Limited Duration Income Trust (BLW)
(Percentages shown are based on Net Assets)

		Par
Floating Rate Loan Interests (a)		(000)	Value
Construction Materials — 0.2%
Fairmount Minerals Ltd., Term Loan B, 6.25%, 8/05/16	USD	975	$ 975,407
Consumer Finance — 1.5%
AGFS Funding Co., Term Loan, 7.25%, 4/21/15		6,750	6,669,844
Daimler Chrysler Financial Services Americas LLC, Term
Loan (Second Lien), 6.78%, 8/05/13		2,661	2,651,778
			9,321,622
Containers & Packaging — 0.1%
BWAY Holdings Co., Term Loan B, 5.50% – 6.00%, 6/16/17		594	593,543
ICL Industrial Containers ULC/ICL Contenants Industriels
ULC (FKA BWAY), Term Loan C, 5.50% – 6.00%, 6/16/17		56	55,680
			649,223
Diversified Consumer Services — 1.9%
Coinmach Service Corp., Term Loan, 3.35%, 11/14/14		4,643	4,047,991
Laureate Education, Series A New Term Loan, 7.00%,
8/15/14		4,646	4,567,981
ServiceMaster Co.:
Closing Date Loan, 2.77% – 3.04%, 7/24/14		3,315	3,046,795
Delayed Draw Term Loan, 2.77%, 7/24/14		330	303,415
			11,966,182
Diversified Financial Services — 0.9%
Professional Service Industries, Inc., Term Loan
(First Lien), 3.02%, 10/31/12		508	406,110
Reynolds Group Holdings, Inc.:
Incremental US Term Loan, 6.25%, 5/05/16		4,300	4,269,543
US Term Loan, 6.25%, 5/05/16		841	836,833
			5,512,486
Diversified Telecommunication Services — 1.5%
Cincinnati Bell Inc., Tranche B Term Loan, 6.50%, 6/11/17		2,893	2,871,054
Hawaiian Telcom Communications, Inc., Tranche C
Term Loan, 4.75%, 5/30/14 (g)		1,959	1,371,192
Level 3 Communications, Incremental Term Loan,
2.53% – 2.78%, 3/13/14		2,750	2,463,398
Wind Telecomunicazioni SpA, Term Loan Facility A1,
3.14%, 9/22/12	EUR	2,067	2,541,646
			9,247,290
Electric Utilities — 0.8%
New Development Holdings LLC, Term Loan, 7.00%,
7/03/17	USD	4,500	4,545,000
TPF Generation Holdings, LLC:
Synthetic Letter of Credit Deposit (First Lien),
0.43%, 12/15/13		151	141,197
Synthetic Revolving Deposit, 0.43%, 12/15/11		47	44,262
Term Loan (First Lien), 2.53%, 12/15/13		376	352,652
			5,083,111
Electronic Equipment, Instruments & Components — 1.6%
CDW LLC (FKA CDW Corp.), Term Loan, 4.28%, 10/10/14		2,793	2,501,185
Deutche Group SAS (FKA Matinvest 2 SAS):
Facility B-2, 3.91%, 6/22/14		33	28,253
Facility C-2, 4.16%, 6/22/15		110	93,541
Deutsche Group SAS (FKA Matinvest 2 SAS)/Butterfly
Wendel US, Inc. (Deutsche Connector):
Facility B-2, 3.91%, 6/22/14		445	378,594
Facility C-2, 4.16%, 6/22/15		719	612,331
Flextronics International Ltd.:
Closing Date Loan A, 2.53% – 2.56%, 10/01/14		1,184	1,108,407
Closing Date Loan B, 2.56%, 10/01/12		3,681	3,544,363
Styron Sarl, Term Loan, 7.50%, 6/17/16		1,900	1,914,839
			10,181,513
Energy Equipment & Services — 0.4%
MEG Energy Corp., Tranche D Term Loan, 6.00%,
4/03/16		2,712	2,705,226
Food & Staples Retailing — 0.7%
Pierre Foods, Term Loan, 7.00%, 3/03/16		1,594	1,589,475
Pilot Travel Centers LLC, Initial Tranche B Term Loan,
5.25%, 6/30/16		3,020	3,023,279
			4,612,754

		Par
Floating Rate Loan Interests (a)		(000)	Value
Food Products — 0.7%
Dole Food Co., Inc., Tranche B-1 Term Loan,
5.00% – 5.50%, 3/02/17	USD	127	$ 127,565
Pilgrim’s Pride Corp., Term Loan A, 5.53%, 12/01/12		2,035	2,014,650
Pinnacle Foods Finance LLC, Tranche D Term Loan,
6.00%, 4/02/14		1,806	1,807,757
Solvest, Ltd. (Dole) Tranche C-1 Term Loan,
5.00% – 5.50%, 3/02/17		312	312,062
			4,262,034
Health Care Providers & Services — 3.0%
Ardent Medical Services, Inc., Term Loan, 6.50%, 9/15/15		1	1,291
CHS/Community Health Systems, Inc.:
Delayed Draw Term Loan, 2.55%, 7/25/14		274	258,620
Term Loan Facility, 2.55%, 7/25/14		5,350	5,044,382
HCA, Inc.:
Tranche A-1 Term Loan, 2.03%, 11/16/12		2,361	2,271,652
Tranche B-1 Term Loan, 2.78%, 11/18/13		340	327,248
Harden Healthcare LLC:
Add-on Term Loan 7.75%, 3/02/15		4,200	4,116,000
Tranche A Term Loan 8.50%, 2/22/15		694	679,764
inVentiv Health, Inc. (FKA Ventive Health Inc.),
Term Loan B, 6.50%, 7/31/16		2,950	2,944,469
Renal Advantage Holdings, Inc., Tranche B Term Loan,
6.00%, 6/03/16		1,400	1,400,000
Vanguard Health Holding Co. II, LLC (Vanguard Health
Systems, Inc.), Initial Term Loan, 5.00%, 1/29/16		1,431	1,413,677
			18,457,103
Health Care Technology — 0.4%
IMS Health, Inc., Tranche B Dollar Term Loan,
5.25%, 2/26/16		2,606	2,610,606
Hotels, Restaurants & Leisure — 5.0%
BLB Worldwide Holdings, Inc. (Wembley, Inc.), First
Priority Term Loan, 4.75%, 7/18/11		2,471	1,779,303
Harrah’s Operating Co., Inc.:
Term Loan B-1, 3.50%, 1/28/15		449	383,817
Term Loan B-3, 3.50% – 3.53%, 1/28/15		4,046	3,457,043
Term Loan B-4, 9.50%, 10/31/16		1,244	1,269,317
OSI Restaurant Partners, LLC, Pre-Funded RC Loan,
0.36% – 2.88%, 6/14/13		32	28,446
Penn National Gaming, Inc., Term Loan B, 2.01% –
2.24%, 10/03/12		2,828	2,758,131
SW Acquisitions Co., Inc., Term Loan, 5.75%, 6/01/16		3,807	3,810,880
Six Flags Theme Parks, Inc., Tranche B Term Loan
(First Lien), 6.00%, 6/30/16		4,838	4,781,729
Travelport LLC (FKA Travelport, Inc.), Loan, 8.37%,
3/27/12 (g)		5,026	4,674,156
Universal City Development Partners, Ltd. Term Loan,
7.75%, 11/06/14		3,731	3,749,906
VML US Finance LLC (FKA Venetian Macau):
Term B Delayed Draw Project Loan, 5.04%, 5/25/12		1,568	1,540,510
Term B Funded Project Loan, 5.04%, 5/27/13		2,714	2,658,515
			30,891,753
Household Durables — 0.0%
Berkline/Benchcraft, LLC, Term Loan, 14.00%,
11/03/11 (b)(g)(h)		125	6,274
IT Services — 2.5%
Amadeus IT Group SA/Amadeus Verwaltungs GmbH:
Term B3 Facility, 4.15%, 6/30/13	EUR	307	376,283
Term B4 Facility, 4.15%, 6/30/13		119	145,608
Term C3 Facility, 4.65%, 6/30/14		307	376,283
Term C4 Facility, 4.65%, 6/30/14		118	143,673
Ceridian Corp., US Term Loan, 3.26%, 11/09/14	USD	1,373	1,221,751
EVERTEC, Inc., Term Loan B, 7.00%, 8/20/16		1,225	1,197,437
First Data Corp.:
Initial Tranche B-1 Term Loan, 3.01%, 9/24/14		2,694	2,299,510
Initial Tranche B-3 Term Loan, 3.01%, 9/24/14		1,206	1,028,260

See Notes to Financial Statements.

ANNUAL REPORT

AUGUST 31, 2010

Schedule of Investments (continued)

BlackRock Limited Duration Income Trust (BLW)
(Percentages shown are based on Net Assets)

		Par
Floating Rate Loan Interests (a)		(000)	Value
IT Services (concluded)
SunGard Data Systems, Inc. (Solar Capital Corp.),
Incremental Term Loan, 6.75%, 2/28/14	USD	1,434	$ 1,432,240
TransUnion LLC, Term Loan, 6.75%, 6/15/17		6,000	6,054,378
Travelex Plc:
Term Loan B, 3.02%, 10/31/13		712	651,605
Term Loan C, 3.52%, 10/31/14		712	651,605
			15,578,633
Independent Power Producers & Energy Traders — 0.4%
Texas Competitive Electric Holdings Co., LLC (TXU):
Initial Tranche B-2 Term Loan, 3.79% – 4.07%,
10/10/14		267	202,568
Initial Tranche B-3 Term Loan, 3.79% – 4.03%,
10/10/14		2,705	2,038,746
			2,241,314
Industrial Conglomerates — 0.4%
Sequa Corp., Term Loan, 3.79%, 12/03/14		2,325	2,139,000
Machinery — 0.1%
Oshkosh Truck Corp., Term Loan B, 6.44% – 6.54%,
12/06/13		656	659,750
Media — 7.1%
Atlantic Broadband Finance, LLC:
Tranche B-2-A Term Loan, 2.79%, 9/01/11		34	34,327
Tranche B-2-B Term Loan, 6.75%, 6/01/13		925	909,085
Cengage Learning Acquisitions, Inc. (Thomson Learning),
Tranche 1 Incremental Term Loan, 7.50%, 7/03/14		4,073	4,059,394
Charter Communications Operating, LLC:
New Term Loan, 2.26%, 3/06/14		764	722,902
Term Loan B-1, 2.26%, 3/06/14		2,321	2,370,365
Term Loan C, 3.79%, 9/06/16		6,201	5,930,871
Clarke American Corp., Term Loan B, 2.76%, 6/30/14		1,454	1,253,855
FoxCo Acquisition Sub, LLC, Term Loan, 7.50%, 7/14/15		1,839	1,769,123
HIT Entertainment, Inc., Term Loan (Second Lien),
5.94%, 2/26/13		400	257,500
HMH Publishing Co., Ltd., Tranche A Term Loan, 5.79%,
6/12/14 (g)		3,267	2,974,979
Hanley-Wood, LLC, Term Loan, 2.56% – 2.63%, 3/10/14		2,700	1,167,668
Interactive Data Corp., Term Loan, 6.75%, 1/29/17		1,550	1,559,041
Lavena Holding 3 GmbH (Prosiebensat.1 Media AG):
Facility B-1, 3.52%, 6/30/15	EUR	337	322,477
Facility C-1, 3.77%, 6/30/16		337	322,477
Facility D, 4.89%, 12/28/16		904	731,962
MCNA Cable Holdings LLC (OneLink Communications),
Loan, 6.89%, 3/01/13 (g)	USD	2,004	1,703,131
Mediacom Illinois, LLC (FKA Mediacom Communications,
LLC), Tranche D Term Loan, 5.50%, 3/31/17		993	972,327
Newsday, LLC, Fixed Rate Term Loan, 10.50%, 8/01/13		4,505	4,780,931
Penton Media, Inc., Term Loan (First Lien), 5.00%,
8/01/14 (g)		1,092	753,761
Protostar Ltd., Debtor in Possession Term Loan, 18.00%,
10/26/10		646	646,395
Springer Science+Business Media SA, Facility A1,
6.75%, 7/01/16	EUR	1,300	1,629,579
Sunshine Acquisition Ltd. (AKA HIT Entertainment),
Term Facility, 5.68%, 6/01/12	USD	1,997	1,862,343
TWCC Holdings Corp. Replacement Term Loans, 5.00%,
9/14/15	USD	2,005	2,002,059
UPC Financing Partnership, Facility U, 4.64%, 12/31/17 EUR		1,838	2,161,542
Virgin Media Investment Holdings Ltd., Facility B,
4.78%, 12/31/15	GBP	750	1,115,016
Yell Group Plc/Yell Finance (UK) Ltd., Facility A3,
2.60%, 4/30/14	USD	842	812,365
Yell Group Plc, Facility B-1 YB (USA) LLC, 4.01%,
7/31/14		1,817	1,053,898
			43,879,373

		Par
Floating Rate Loan Interests (a)		(000)	Value
Metals & Mining — 0.1%
Drummond Co., Inc., Term Advance, 1.51%, 2/14/11	USD	525	$ 509,250
Multi-Utilities — 0.1%
FirstLight Power Resources, Inc. (FKA NE Energy, Inc.):
Synthetic Letter of Credit, 0.41%, 11/01/13		13	12,479
Term B Advance (First Lien), 3.06%, 11/01/13		800	742,348
Mach Gen, LLC, Synthetic Letter of Credit Loan
(First Lien), 0.28%, 2/22/13		69	64,156
			818,983
Multiline Retail — 0.8%
Hema Holding BV:
Facility B, 2.65%, 7/06/15	EUR	344	413,023
Facility C, 3.40%, 7/05/16		344	413,023
Facility D, 5.65%, 1/01/17		2,600	3,047,737
The Neiman Marcus Group, Inc., Term Loan, 2.30%,
4/06/13	USD	810	767,344
			4,641,127
Oil, Gas & Consumable Fuels — 0.8%
Big West Oil, LLC, Term Loan, 12.00%, 7/23/15		2,250	2,277,187
Turbo Beta Ltd., Dollar Facility, 2.50% – 14.50%,
3/15/18 (g)		3,166	2,508,953
			4,786,140
Paper & Forest Products — 0.8%
Georgia-Pacific LLC:
Term Loan B, 2.30% – 2.53%, 12/23/12		3,120	3,074,439
Term Loan B-2, 2.30% – 2.53%, 12/20/12		1,613	1,589,185
Verso Paper Finance Holdings LLC, 6.69% – 7.44%,
2/01/13 (g)		642	385,085
			5,048,709
Personal Products — 0.0%
American Safety Razor Co., LLC, Term Loan (First Lien),
6.75%, 7/31/13		156	143,675
Pharmaceuticals — 0.5%
Warner Chilcott Co., LLC, Term Loan A, 6.00%, 10/30/14		591	589,816
Warner Chilcott Corp.:
Additional Term Loan, 6.25%, 4/30/15		1,087	1,085,440
Term Loan B-1, 6.25%, 4/30/15		187	187,078
Term Loan B-2, 6.25%, 4/30/15		316	315,542
Term Loan B-3, 6.50%, 2/20/16		781	784,091
Term Loan B-4, 6.50%, 2/20/16		254	254,417
			3,216,384
Professional Services — 0.2%
Booz Allen Hamilton, Inc., Tranche C Term Loan, 6.00%,
7/31/15		1,493	1,492,127
Real Estate Management & Development — 1.7%
Enclave, Term Loan B, 6.14%, 3/01/12 (c)(h)		3,000	—
Pivotal Promontory, LLC, Term Loan (Second Lien),
11.50%, 8/31/11 (b)(h)		750	37,500
Realogy Corp.:
Delayed Draw Term Loan B, 3.30% – 3.53%,
10/10/13		7,093	6,120,566
Initial Term Loan B, 3.30%, 10/10/13		1,998	1,724,245
Synthetic Letter of Credit, 0.11%, 10/10/13		343	295,578
Term Facility (Second Lien), 13.50%, 10/15/17		2,250	2,373,750
			10,551,639
Semiconductors & Semiconductor Equipment — 0.2%
Freescale Semiconductor, Inc., Extended Maturity
Term Loan, 4.56%, 12/01/16		1,070	956,814
Software — 0.3%
Bankruptcy Management Solutions, Inc., Term Loan
(First Lien), 4.27%, 7/31/12		935	589,207

See Notes to Financial Statements.

36 ANNUAL REPORT

AUGUST 31, 2010

Schedule of Investments (continued)

BlackRock Limited Duration Income Trust (BLW)
(Percentages shown are based on Net Assets)

		Par
Floating Rate Loan Interests (a)		(000)	Value
Software (concluded)
Telecommunications Management, LLC:
Multi-Draw Term Loan, 3.26%, 6/30/13	USD	230	$ 206,988
Term Loan, 3.26%, 6/30/13		912	820,800
			1,616,995
Specialty Retail — 0.9%
Michaels Stores, Inc.:
Term Loan B-1, 2.63% – 2.81%, 10/31/13		2,170	2,046,329
Term Loan B-2, 4.88% – 5.06%, 7/31/16		500	482,419
OSH Properties LLC (Orchard Supply), B-Note, 2.73%,
12/09/10		1,500	1,455,150
Toys ‘R’ US, Inc., Term Loan B, 6.00%, 8/17/16		1,300	1,296,742
			5,280,640
Textiles, Apparel & Luxury Goods — 0.2%
Phillips Van Heusen Corp., US Tranche B Term Loan,
4.75%, 5/06/16		1,457	1,465,374
Trading Companies & Distributors — 0.0%
Beacon Sales Acquisition, Inc., Term Loan B, 2.26% –
2.53%, 9/30/13		125	117,291
Wireless Telecommunication Services — 2.0%
Cavtel Holdings, LLC, Term Loan, 10.50%, 12/31/12 (g)		1,131	1,069,167
Digicel International Finance Ltd., US Term Loan
(Non-Rollover), 3.06%, 3/30/12		3,607	3,521,723
Vodafone Americas Finance 2 Inc., Initial Loan,
6.88%, 7/30/15		7,750	7,750,000
			12,340,890
Total Floating Rate Loan Interests — 48.1%			298,144,467
Foreign Agency Obligations
Peru Government International Bond, 8.38%, 5/03/16 (d)		4,871	6,088,750
Turkey Government International Bond, 7.00%, 9/26/16		5,093	5,869,683
Total Foreign Agency Obligations — 1.9%			11,958,433
Taxable Municipal Bonds
State — 1.1%
State of California, GO:
Taxable, Various Purpose 3, Mandatory Put Bonds,
5.65%, 4/01/39 (a)		625	660,113
Various Purpose 3, 5.25%, 4/01/14		1,075	1,130,405
State of Illinois, GO, 3.32%, 1/01/13		5,075	5,054,649
Total Municipal Bonds — 1.1%			6,845,167
Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 5.7%
Adjustable Rate Mortgage Trust, Series 2007-1,
Class 3A21, 5.97%, 3/25/37 (a)		3,913	3,579,340
Countrywide Alternative Loan Trust, Series 2005-54CB,
Class 3A4, 5.50%, 11/25/35		7,647	6,190,239
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2005-17, Class 1A6, 5.50%, 9/25/35		3,857	3,503,754
Series 2006-17, Class A2, 6.00%, 12/25/36		5,085	4,456,174
Series 2007-16, Class A1, 6.50%, 10/25/37		2,690	2,414,243
Series 2007-HY5, Class 3A1, 6.02%, 9/25/37 (a)		3,981	3,308,204
GSR Mortgage Loan Trust, Series 2005-AR5, Class 2A3,
3.49%, 10/25/35 (a)		3,019	2,314,869
Morgan Stanley Reremic Trust, Series 2010-R4,
Class 4A, 0.49%, 2/26/37 (a)(b)		4,000	3,770,000

		Par
Non-Agency Mortgage-Backed Securities		(000)	Value
Collateralized Mortgage Obligations (concluded)
Mound Financing Plc, Series 4X, Class 3A, 1.02%,
11/08/32 (a)	EUR	1,250	$ 1,578,466
WaMu Mortgage Pass-Through Certificates, Series
2006-AR14, Class 1A1, 5.52%, 11/25/36 (a)	USD	2,020	1,790,035
Wells Fargo Mortgage-Backed Securities Trust, Series
2005-AR2, Class 2A1, 2.88%, 3/25/35 (a)		2,845	2,569,147
			35,474,471
Commercial Mortgage-Backed Securities — 7.5%
Banc of America Commercial Mortgage, Inc. (a):
Series 2007-2, Class A2, 5.63%, 4/10/49		6,683	6,931,046
Series 2007-3, Class A2, 5.84%, 6/10/49		2,975	3,117,717
Series 2007-4, Class A4, 5.84%, 2/10/51		2,150	2,292,850
Citigroup/Deutsche Bank Commercial Mortgage Trust,
Series 2007-CD4, Class A2B, 5.21%, 12/11/49		3,235	3,366,559
Credit Suisse Mortgage Capital Certificates, Class A2 (a):
Series 2007-C2, 5.45%, 1/15/49		1,835	1,881,385
Series 2007-C3, 5.91%, 6/15/39		4,150	4,297,704
Greenwich Capital Commercial Funding Corp., Series
2007-GG9, Class A4, 5.44%, 3/10/39		2,110	2,209,982
JPMorgan Chase Commercial Mortgage Securities Corp.,
Class A4:
Series 2007-CB18, 5.44%, 6/12/47		2,110	2,208,953
Series 2007-CB19, 5.94%, 2/12/49 (a)		2,140	2,244,372
Morgan Stanley Capital I, Series 2007-IQ15, Class A2,
6.04%, 6/11/49 (a)		2,007	2,119,103
Wachovia Bank Commercial Mortgage Trust, Series
2007-C33, Class A2, 6.05%, 2/15/51 (a)(i)		15,000	15,666,293
			46,335,964
Total Non-Agency Mortgage-Backed Securities — 13.2%			81,810,435
	Beneficial
	Interest
Other Interests (j)		(000)
Auto Components — 1.1%
Dayco Products LLC Mark IV Industrials, Inc.		14	534,318
Delphi Debtor-in-Possession Holding Co. LLP
Class B Membership Interests		—(k)	6,235,788
Lear Corp. Escrow		1,000	12,500
			6,782,606
Diversified Financial Services — 0.2%
J.G. Wentworth LLC Preferred Equity Interests (l)		1	1,308,236
Health Care Providers & Services — 0.0%
Critical Care Systems International, Inc.		8	1,525
Household Durables — 0.0%
Berkline Benchcraft Equity LLC		3	—
Total Other Interests — 1.3%			8,092,367
Preferred Stocks		Shares
Media — 0.0%
CMP Susquehanna Radio Holdings Corp. (b)(c)(m)		45,243	—
Specialty Retail — 0.0%
Lazydays RV Center, Inc. (c)		224	266,770
Total Preferred Stocks — 0.0%			266,770

See Notes to Financial Statements.

ANNUAL REPORT

AUGUST 31, 2010

Schedule of Investments (continued)

BlackRock Limited Duration Income Trust (BLW)
(Percentages shown are based on Net Assets)

U.S. Government Sponsored	Par
Agency Securities	(000)	Value
Interest Only Collateralized Mortgage Obligations — 0.3%
Ginnie Mae Mortgage-Backed Securities, Series
2008-7, Class SA, 3.14%, 2/20/38 (a)	USD 19,538	$ 2,016,073
Non-Agency Mortgage-Backed Securities
Mortgage-Backed Securities — 8.9%
Fannie Mae Mortgage-Backed Securities:
4.00%, 9/15/40 (n)	2,400	2,485,126
6.00%, 7/01/37 – 3/01/38	25,045	27,013,266
Freddie Mac Mortgage-Backed Securities, 4.50%,
4/01/25 (d)	23,799	25,348,651
		54,847,043
Total U.S. Government Sponsored
Agency Securities — 9.2%		56,863,116
U.S. Treasury Obligations
U.S. Treasury Notes, 1.75%, 7/31/15	875	893,323
Total U.S. Treasury Obligations — 0.2%		893,323
Warrants (o)	Shares
Machinery — 0.0%
Synventive Molding Solutions (Expires 1/15/13)	1	—
Media — 0.0%
CMP Susquehanna Radio Holdings Corp.
(Expires 3/26/19)	51,701	—
Oil, Gas & Consumable Fuels — 0.0%
Turbo Cayman Ltd. (No expiration)	2	—
Software — 0.0%
HMH Holdings/EduMedia (Expires 3/09/17)	209,988	—
Total Warrants — 0.0%		—
Total Long-Term Investments
(Cost — $773,073,429) — 123.4%		764,009,083
Options Purchased	Contracts
Exchange-Traded Put Options — 0.0%
Eurodollar 1-Year Mid-Curve Options,
Strike Price USD 97.25, expires 9/10/10,
Broker Citibank NA	127	794
Over-the-Counter Call Options — 0.0%
Marsico Parent Superholdco LLC,
Strike Price USD 942.86, expires 12/21/19,
Broker Goldman Sachs Bank USA	46	—
Total Options Purchased
(Cost — $66,003) — 0.0%		794
Total Investments (Cost — $773,139,432*) — 123.4%		764,009,877
Liabilities in Excess of Other Assets — (23.4)%		(144,628,707)
Net Assets — 100.0%		$619,381,170

* The cost and unrealized appreciation (depreciation) of investments as of August 31,
2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$ 770,558,928
Gross unrealized appreciation	$ 24,787,132
Gross unrealized depreciation	(31,336,183)
Net unrealized depreciation	$ (6,549,051)

(a) Variable rate security. Rate shown is as of report date.
(b) Non-income producing security.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration to qualified institutional investors.
(d) Security or a portion of security held as collateral for reverse repurchase agreements.
(e) Convertible security.
(f) Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(g) Represents a payment-in-kind security, which may pay interest/dividends in additional face/shares.
(h) Issuer filed for bankruptcy and/or is in default of interest payments.
(i) All or a portion of security has been pledged as collateral in connection with the
TALF Program.
(j) Other interests represent beneficial interest in liquidation trusts and other reorgani-
zation entities and are non-income producing.
(k) Amount is less than $1,000.
(l) The investment is held by a wholly owned taxable subsidiary of the Fund.
(m) Security is perpetual in nature and has no stated maturity date.
(n) Represents or includes a to-be-announced (“TBA”) transaction. Unsettled TBA transactions as of report date were as follows:

Unrealized
Counterparty	Value	Appreciation
Goldman Sachs & Co.	$ 2,485,126	$ 40,126

(o) Warrants entitle the Fund to purchase a predetermined number of shares of com-
mon stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

•	Investments in companies considered to be an affiliate of the Fund during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as
amended, were as follows:
		Shares Held at		Net	Shares Held at
	Affiliate	August 31, 2009	Activity August 31, 2010			Income
BlackRock Liquidity
Funds, TempFund,
	Institutional Class 96,671,566		(96,671,566)		—	$ 52,896
•	Financial futures contracts purchased as of August 31, 2010 were as follows:
Unrealized
				Expiration Notional		Appreciation
	Contracts	Issue	Exchange	Date	Value	(Depreciation)
	76	5-Year U.S.	Chicago Board	December
		Treasury Bond	of Trade	2010	$ 9,148,941	$ (4,597)
	7	Eurodollar	Chicago	June
			Mercantile	2013	$ 1,707,844	9,956
	Total					$ 5,359

See Notes to Financial Statements.

38 ANNUAL REPORT

AUGUST 31, 2010

Schedule of Investments (continued)

BlackRock Limited Duration Income Trust (BLW)

• Financial futures contracts sold as of August 31, 2010 were as follows:

Expiration Notional	Unrealized
Contracts	Issue	Exchange	Date	Value	Depreciation
13	Eurodollar	Chicago	September
Mercantile	2010	$ 3,226,211	$ (13,633)
80	2-Year U.S.	Chicago Board September
Treasury Bond	of Trade	2010	$17,541,118	(13,882)
13	Eurodollar	Chicago	December
Mercantile	2010	$ 3,221,410	(15,103)
13	Eurodollar	Chicago	March
Mercantile	2011	$ 3,216,985	(17,578)
3	Eurodollar	Chicago	June
Mercantile	2011	$ 740,728	(5,072)
9	Eurodollar	Chicago	September
Mercantile	2011	$ 2,216,485	(18,440)
9	Eurodollar	Chicago	December
Mercantile	2011	$ 2,210,985	(20,565)
9	Eurodollar	Chicago	March
Mercantile	2012	$ 2,205,998	(21,952)
2	Eurodollar	Chicago	June
Mercantile	2012	$ 489,319	(4,906)
6	Eurodollar	Chicago	September
Mercantile	2012	$ 1,462,757	(17,443)
6	Eurodollar	Chicago	December
Mercantile	2012	$ 1,459,007	(18,418)
6	Eurodollar	Chicago	March
Mercantile	2013	$ 1,455,919	(19,181)
Total	$ (186,173)
•	Foreign currency exchange contracts as of August 31, 2010 were as follows:
Unrealized
Currency	Currency	Settlement Appreciation
Purchased	Sold	Counterparty	Date	(Depreciation)
EUR 20,628,300	USD 26,577,182	Citibank NA	9/15/10	$ (436,521)
EUR	1,300,200	USD	1,704,557 Deutsche Bank AG	9/15/10	(56,914)
USD 74,288,264 EUR 58,768,000	Citibank NA	9/15/10	(183,911)
USD	749,853	EUR	581,500 Deutsche Bank AG	9/15/10	12,963
USD 7,582,988	GBP	4,967,500	Citibank NA	10/20/10	(32,762)
Total	$ (697,145)
•	Credit default swaps on single-name issuers — buy protection outstanding as of
August 31, 2010 were as follows:
Pay	Notional
Fixed	Amount	Unrealized
Issuer	Rate	Counterparty Expiration	(000)	Appreciation
K. Hovnanian	5.00%	Goldman Sachs December USD 800	$ 47,572
Enterprises, Inc.	Bank USA	2011
K. Hovnanian	5.00%	Goldman Sachs September	USD 300	25,429
Enterprises, Inc.	Bank USA	2013
Total	$ 73,001
•	Reverse repurchase agreements outstanding as of August 31, 2010 were as follows:
Interest Trade	Maturity	Net Closing	Face
Counterparty	Rate	Date	Date	Amount	Amount
RBS Securities Inc. 0.50%	4/28/10	Open	$ 1,098,594	$ 1,097,250
RBS Securities Inc. 0.50%	4/30/10	Open	1,261,669	1,260,150
Credit Suisse
Securities
(USA) LLC	0.60%	5/25/10	Open	3,652,439	3,648,926
Credit Suisse
Securities
(USA) LLC	0.60%	6/4/10	Open	1,420,292	1,418,189
Credit Suisse
Securities
(USA) LLC	0.60%	6/4/10	Open	2,503,709	2,500,000
Credit Suisse
Securities
(USA) LLC	0.60%	6/4/10	Open	3,018,988	3,014,516

• Reverse repurchase agreements outstanding as of August 31, 2010 were as follows
(concluded):

	Interest	Trade	Maturity	Net Closing	Face
Counterparty	Rate	Date	Date	Amount	Amount
Credit Suisse
Securities
(USA) LLC	0.60%	6/4/10	Open	$ 5,465,318	$ 5,457,223
Barclays
Capital Inc.	0.45%	6/4/10	Open	2,907,231	2,904,000
Barclays
Capital Inc.	0.45%	6/4/10	Open	2,915,108	2,911,869
Credit Suisse
Securities
(USA) LLC	0.60%	6/10/10	Open	2,292,542	2,289,375
Credit Suisse
Securities
(USA) LLC	0.60%	6/10/10	Open	2,699,729	2,696,000
Credit Suisse
Securities
(USA) LLC	0.60%	6/11/10	Open	2,754,891	2,751,131
Credit Suisse
Securities
(USA) LLC	0.60%	6/14/10	Open	2,493,354	2,490,075
Credit Suisse
Securities
(USA) LLC	0.60%	6/14/10	Open	1,936,546	1,934,000
Credit Suisse
Securities
(USA) LLC	0.60%	6/14/10	Open	2,476,256	2,473,000
Credit Suisse
Securities
(USA) LLC	0.60%	6/14/10	Open	1,448,905	1,447,000
Barclays
Capital Inc.	0.45%	6/29/10	Open	5,711,691	5,707,125
Barclays
Capital Inc.	0.45%	6/29/10	Open	2,994,857	2,992,500
Barclays
Capital Inc.	0.45%	6/29/10	Open	2,912,854	2,910,563
Credit Suisse
Securities
(USA) LLC	0.40%	7/14/10	Open	4,881,500	4,878,844
Credit Suisse
Securities
(USA) LLC	0.45%	7/21/10	Open	5,501,028	5,498,140
Credit Suisse
Securities
(USA) LLC	0.60%	7/22/10	Open	1,662,135	1,661,000
Credit Suisse
Securities
(USA) LLC	0.60%	7/26/10	Open	6,536,852	6,532,824
Barclays
Capital Inc.	0.40%	8/09/10	Open	1,969,356	1,968,875
Barclays
Capital Inc.	0.40%	8/09/10	Open	7,464,824	7,463,000
BNP Paribas
Securities	0.25%	8/12/10	9/14/10	6,035,838	6,035,000
Credit Suisse
Securities
(USA) LLC	0.27%	8/13/10	9/14/10	7,025,001	7,024,000
Deutsche Bank
Securities Inc.	0.27%	8/24/10	9/14/10	8,046,483	8,046,000
Barclays
Capital Inc.	0.28%	8/27/10	9/14/10	3,524,137	3,524,000
Barclays
Capital Inc.	0.40%	8/31/10	Open	6,013,567	6,013,500
Total				$110,625,694	$110,548,075

• For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management.
This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

ANNUAL REPORT

AUGUST 31, 2010

Schedule of Investments (concluded)

BlackRock Limited Duration Income Trust (BLW)

• Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivatives, which are as follows:
• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Fund’s own assumptions used in determining the fair value of investments and derivatives)
The inputs or methodologies used for valuing securities are not necessarily an indi-
cation of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivatives and other signif-
icant accounting policies, please refer to Note 1 of the Notes to Financial
Statements.

The following tables summarize the inputs used as of August 31, 2010 in determin-
ing the fair valuation of the Fund’s investments and derivatives:

Valuation Inputs	Level 1		Level 2	Level 3	Total
Assets:
Investments in Securities:
Long-Term
Investments:
Asset-Backed
Securities		—	$ 33,036,158	$ 2,092,187	$ 35,128,345
Common Stocks	$ 1,205,984		366,889	1,247,224	2,820,097
Corporate Bonds		—	257,773,782	3,412,781	261,186,563
Floating Rate
Loan Interests .		—	235,983,573	62,160,894	298,144,467
Foreign Agency
Obligations		—	11,958,433	—	11,958,433
Taxable Municipal Bonds		—	6,845,167	—	6,845,167
Non-Agency
Mortgage-Backed
Securities		—	78,040,435	3,770,000	81,810,435
Other Interests		—	6,235,788	1,856,579	8,092,367
Preferred Stocks		—	—	266,770	266,770
U.S. Government
Sponsored Agency
Securities		—	56,863,116	—	56,863,116
U.S. Treasury Obligations		—	893,323	—	893,323
Liabilities:
TALF Loan		—	(12,685,079)	—	(12,685,079)
Unfunded Loan
Commitments		—	—	(173,683)	(173,683)
Total	$ 1,205,984		$675,311,585	$ 74,632,752	$751,150,321

Derivative Financial Instruments[1]

Valuation Inputs	Level 1	Level 2	Level 3		Total
Assets:
Foreign currency
exchange
contracts	—	$ 12,963		—	$ 12,963
Interest rate
contracts	$ 10,750	—		—	10,750
Credit contracts	—	73,001		—	73,001
Liabilities:
Foreign currency
exchange
contracts	—	(710,108)		—	(710,108)
Interest rate
contracts	(190,770)	—		—	(190,770)
Total	$ (180,020)	$ (624,144)		—	$ (804,164)

1 Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/
depreciation on the instrument and options are shown at value.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

					Non-Agency			Unfunded
	Asset-Backed	Common	Corporate	Floating Rate Mortgage-Backed Other			Preferred	Loan
	Securities	Stocks	Bonds	Loan Interests	Securities	Interests	Stocks	Commitments	Total
Assets/Liabilities:
Balance, as of August 31, 2009	$ 2,668,212	$ 81,956	$ 6,270,943	$ 83,910,390	—	$ 504,368	—	$ 63,812	$ 93,499,681
Accrued discounts/premiums	—	—	—	886,751	—	—	—	—	886,751
Net realized gain (loss)	(165)	—	(1,222,602)	(14,975,731)	—	—	—	—	(16,198,498)
Net change in unrealized
appreciation/depreciation[2]	(575,860)	—	6,374,382	31,554,093	—	805,393	—	(237,495)	37,920,513
Purchases	—	—	294,731	35,149,956	—	—	—	—	35,444,687
Sales	—	—	(7,151,809)	(89,156,758)	—	—	—	—	(96,308,567)
Transfers in3	—	1,247,224	63,320	42,019,134	$3,770,000	546,818	$ 266,770	—	47,913,266
Transfers out[3]	—	(81,956)	(1,216,184)	(27,226,941)	—	—	—	—	(28,525,081)
Balance, as of August 31, 2010	$ 2,092,187	$ 1,247,224	$ 3,412,781	$ 62,160,894	$3,770,000	$1,856,579	$ 266,770	$ (173,683)	$ 74,632,752

2 Included in the related net change in unrealized appreciation/depreciation on the Statements of Operations. The change in the unrealized appreciation/depreciation on the securities still held on August 31, 2010 was $12,847,016.
3 The Fund’s policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.

See Notes to Financial Statements.

40 ANNUAL REPORT

AUGUST 31, 2010

Statements of Assets and Liabilities
		BlackRock	BlackRock
	BlackRock	Diversified	Floating Rate	BlackRock
	Defined	Income	Income	Limited
	Opportunity	Strategies	Strategies	Duration
	Credit Trust	Fund, Inc.	Fund, Inc.	Income Trust
August 31, 2010	(BHL)	(DVF)	(FRA)	(BLW)
Assets
Investments at value — unaffiliated[1]	$ 147,396,270	$ 160,736,123	$ 323,229,565	$ 764,009,877
Investments at value — affiliated[2]	1,172,197	1,822,139	788,199	—
Unrealized appreciation on foreign currency exchange contracts	19,857	20,629	3,136	12,963
Unrealized appreciation on unfunded loan commitments	3,688	3,118	6,517	—
Unrealized appreciation on swaps	—	—	—	73,001
Foreign currency at value[3]	19,910	33,052	40,324	19,008
Cash	—	—	180,154	—
Cash pledged as collateral for financial futures contracts	—	—	—	70,000
Investments sold receivable	5,569,574	4,326,983	9,754,890	20,124,246
Interest receivable	1,131,735	1,512,683	3,030,924	8,559,224
Principal paydown receivable	6,259	9,062	12,006	49,902
Commitment fees receivable	2,192	2,834	4,454	10,785
Swap premium paid	—	3,973	—	91,929
Dividends receivable — affiliated	—	—	—	588
Swaps receivable	—	1,840	—	121,500
Margin variation receivable	—	—	—	15,725
Reverse repurchase agreements receivable	—	—	—	6,013,500
Prepaid expenses	51,758	46,750	87,589	50,819
Other assets	126,609	535,014	229,558	999,344
Total assets	155,500,049	169,054,200	337,367,316	800,222,411
Liabilities
Bank overdraft	—	—	—	3,179,743
Loan payable	24,000,000	29,000,000	53,000,000	—
TALF loan at value[4]	—	—	—	12,685,079
Unrealized depreciation on unfunded loan commitments	50,431	49,778	75,622	173,683
Unrealized depreciation on foreign currency exchange contracts	20,335	34,968	50,859	710,108
Unrealized depreciation on swaps	—	21,480	—	—
Reverse repurchase agreements	—	—	—	110,548,075
Investments purchased payable — unaffiliated	8,759,868	10,234,338	19,300,306	50,424,519
Investments purchased payable — affiliated	—	—	—	1,807,884
Investment advisory fees payable	123,661	100,855	200,996	343,956
Deferred income	70,954	78,162	77,040	311,327
Swaps payable	—	1,000	—	11,000
Income dividends payable	92,557	—	—	106,034
Interest expense payable	51,348	60,832	114,152	97,771
Officer’s and Directors’ fees payable	289	344	699	157,133
Other affiliates payable	466	492	982	2,242
Other accrued expenses payable	239,947	78,341	143,671	262,963
Other liabilities	28,578	8,912	23,811	19,724
Total liabilities	33,438,434	39,669,502	72,988,138	180,841,241
Net Assets	$ 122,061,615	$ 129,384,698	$ 264,379,178	$ 619,381,170
Net Assets Consist of
Paid-in capital[5,6,7]	$ 127,810,268	$ 229,461,302	$ 350,161,815	$ 701,342,104
Undistributed (distributions in excess of) net investment income	784,213	(166,631)	(512,837)	6,278,697
Accumulated net realized loss	(7,037,623)	(84,093,996)	(71,880,845)	(78,454,138)
Net unrealized appreciation/depreciation	504,757	(15,815,977)	(13,388,955)	(9,785,493)
Net Assets	$ 122,061,615	$ 129,384,698	$ 264,379,178	$ 619,381,170
Net asset value	$ 13.55	$ 10.47	$ 14.36	$ 16.79
[1] Investments at cost — unaffiliated	$ 146,852,174	$ 176,511,087	$ 336,503,892	$ 773,139,432
[2] Investments at cost — affiliated	$ 1,172,197	$ 1,822,139	$ 788,199	—
[3] Foreign currency at cost	$ 20,036	$ 33,350	$ 40,312	$ 22,897
[4] Proceeds from TALF loan	—	—	—	12,685,079
[5] Par value per share	$ 0.001	$ 0.10	$ 0.10	$ 0.001
[6] Shares outstanding	9,008,704	12,358,847	18,409,087	36,889,650
[7] Shares authorized	unlimited	200 million	200 million	unlimited
See Notes to Financial Statements.
ANNUAL REPORT		AUGUST 31, 2010		41

Statements of Assets and Liabilities (concluded)
	BlackRock	BlackRock
	Senior Floating	Senior Floating
August 31, 2010	Rate Fund, Inc.	Rate Fund II, Inc.
Assets
Investment at value — Master Senior Floating Rate LLC (the “Master LLC”)[1]	$ 299,318,065	$ 151,069,115
Capital shares sold receivable	606,466	372,317
Prepaid expenses	174,475	98,454
Total assets	300,099,006	151,539,886
Liabilities
Income dividends payable	1,131,781	555,125
Contributions payable to the Master LLC	606,466	372,317
Administration fees payable	63,168	50,808
Other affiliates payable	1,961	393
Officer’s fees payable	397	195
Other accrued expenses payable	160,661	78,184
Total liabilities	1,964,434	1,057,022
Net Assets	$ 298,134,572	$ 150,482,864
Net Assets Consist of
Paid-in capital[2]	$ 558,376,109	$ 217,510,422
Undistributed net investment income	2,050,813	609,315
Accumulated net realized loss allocated from the Master LLC	(244,999,199)	(59,754,564)
Net unrealized appreciation/depreciation allocated from the Master LLC	(17,293,151)	(7,882,309)
Net Assets	$ 298,134,572	$ 150,482,864
Net asset value	$ 7.59	$ 8.22
[1] Cost — investment in the Master LLC	$ 316,611,216	$ 158,951,424
[2] Shares outstanding, par value $0.10 per share, 1 billion shares authorized	39,278,829	18,308,013

See Notes to Financial Statements.

42 ANNUAL REPORT

AUGUST 31, 2010

Statements of Operations
		BlackRock	BlackRock
	BlackRock	Diversified	Floating Rate	BlackRock
	Defined	Income	Income	Limited
	Opportunity	Strategies	Strategies	Duration
	Credit Trust	Fund, Inc.	Fund, Inc.	Income Trust
Year Ended August 31, 2010	(BHL)	(DVF)	(FRA)	(BLW)
Investment Income
Interest	$ 9,670,479	$ 11,605,109	$ 19,956,756	$ 45,319,313
Facility and other fees	263,946	183,830	402,413	754,292
Dividends — affiliated	4,642	4,377	6,371	66,063
Total income	9,939,067	11,793,316	20,365,540	46,139,668
Expenses
Investment advisory	1,442,635	1,130,484	2,301,702	3,532,788
Borrowing costs[1]	163,745	158,514	311,569	25,500
Professional	140,402	118,746	164,059	140,292
Custodian	63,119	42,921	95,525	155,398
Accounting services	31,404	31,104	69,336	118,831
Printing	26,077	21,415	44,799	188,444
Transfer agent	21,097	27,335	35,720	13,117
Officer and Directors	12,851	13,239	27,469	86,810
Registration	9,400	9,814	9,474	12,803
Miscellaneous	62,851	38,038	87,857	128,480
Total expenses excluding interest expense	1,973,581	1,591,610	3,147,510	4,402,463
Interest expense	305,577	328,762	598,107	478,537
Total expenses	2,279,158	1,920,372	3,745,617	4,881,000
Less fees waived by advisor	(2,035)	(1,960)	(2,852)	(24,221)
Less fees paid indirectly	—	(169)	(205)	(543)
Total expenses after fees waived	2,277,123	1,918,243	3,742,560	4,856,236
Net investment income	7,661,944	9,875,073	16,622,980	41,283,432
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	102,260	(13,776,827)	(14,321,468)	(14,272,491)
Financial futures contracts	—	—	—	128,719
Swaps	—	(2,447,290)	(1,201,543)	(218,880)
Foreign currency transactions	1,183,199	773,108	1,366,306	2,648,603
	1,285,459	(15,451,009)	(14,156,705)	(11,714,049)
Net change in unrealized appreciation/depreciation on:
Investments	6,399,628	33,206,690	39,932,404	72,041,707
Financial futures contracts	—	—	—	(202,892)
Swaps	—	4,121,526	1,108,878	156,860
Foreign currency transactions	229,852	109,147	403,362	(250,242)
Unfunded loan commitments	(107,260)	(84,670)	(19,200)	(237,495)
	6,522,220	37,352,693	41,425,444	71,507,938
Total realized and unrealized gain	7,807,679	21,901,684	27,268,739	59,793,889
Net Increase in Net Assets Resulting from Operations	$ 15,469,623	$ 31,776,757	$ 43,891,719	$ 101,077,321
[1] See Note 9 of the Notes to Financial Statements for details of borrowings.

See Notes to Financial Statements.

ANNUAL REPORT

AUGUST 31, 2010

Statements of Operations (concluded)
	BlackRock	Blackrock
	Senior Floating	Senior Floating
Year Ended August 31, 2010	Rate Fund, Inc.	Rate Fund II, Inc.
Investment Income
Net Investment income allocated from the Master LLC:
Interest	$ 18,865,873	$ 9,401,767
Dividends — affiliated	25,996	13,096
Facility and other fees	423,663	210,524
Expenses	(3,258,151)	(1,623,888)
Total income	16,057,381	8,001,499
Expenses
Administration	759,514	605,701
Transfer agent	282,882	85,960
Tender offer	126,161	71,957
Professional	92,342	60,057
Printing	76,615	43,384
Registration	48,377	30,921
Officer	966	483
Miscellaneous	13,583	13,186
Total expenses	1,400,440	911,649
Net investment income	14,656,941	7,089,850
Realized and Unrealized Gain (Loss) Allocated from the Master LLC
Net realized loss from investments, swaps and foreign currency transactions	(17,149,880)	(7,524,615)
Net change in unrealized appreciation/depreciation on investments, swaps, foreign currency transactions and unfunded
loan commitments	35,131,654	16,400,162
Total realized and unrealized gain	17,981,774	8,875,547
Net Increase in Net Assets Resulting from Operations	$ 32,638,715	$ 15,965,397

See Notes to Financial Statements.

44 ANNUAL REPORT

AUGUST 31, 2010

Statements of Changes in Net Assets	BlackRock Defined Opportunity Credit Trust (BHL)
	Year Ended August 31,
Increase (Decrease) in Net Assets:	2010	2009
Operations
Net investment income	$ 7,661,944	$ 7,823,996
Net realized gain (loss)	1,285,459	(6,261,039)
Net change in unrealized appreciation/depreciation	6,522,220	(7,306,747)
Net increase (decrease) in net assets resulting from operations	15,469,623	(5,743,790)
Dividends and Distributions to Shareholders From
Net investment income	(6,270,058)	(9,810,137)
Tax return of capital	—	(88,324)
Decrease in net assets resulting from dividends and distributions to shareholders	(6,270,058)	(9,898,461)
Capital Share Transactions
Reinvestment of dividends	—	809,153
Net Assets
Total increase (decrease) in net assets	9,199,565	(14,833,098)
Beginning of year	112,862,050	127,695,148
End of year	$ 122,061,615	$ 112,862,050
Undistributed (distributions in excess of) net investment income	$ 784,213	$ (925,324)
	BlackRock Diversified Income Strategies Fund, Inc. (DVF)
	Year Ended August 31,
Increase (Decrease) in Net Assets:	2010	2009
Operations
Net investment income	$ 9,875,073	$ 12,960,138
Net realized loss	(15,451,009)	(51,026,972)
Net change in unrealized appreciation/depreciation	37,352,693	(8,137,200)
Net increase (decrease) in net assets resulting from operations	31,776,757	(46,204,034)
Dividends and Distributions to Shareholders From
Net investment income	(9,834,087)	(13,947,075)
Tax return of capital	(666,708)	(2,882,990)
Decrease in net assets resulting from dividends and distributions to shareholders	(10,500,795)	(16,830,065)
Capital Share Transactions
Reinvestment of dividends	552,341	883,415
Net Assets
Total increase (decrease) in net assets	21,828,303	(62,150,684)
Beginning of year	107,556,395	169,707,079
End of year	$ 129,384,698	$ 107,556,395
Distributions in excess of net investment income	$ (166,631)	$ (710,207)

See Notes to Financial Statements.

ANNUAL REPORT

AUGUST 31, 2010

Statements of Changes in Net Assets	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)
	Year Ended August 31,
Increase (Decrease) in Net Assets:	2010	2009
Operations
Net investment income	$ 16,622,980	$ 20,915,709
Net realized loss	(14,156,705)	(45,729,155)
Net change in unrealized appreciation/depreciation	41,425,444	(9,488,290)
Net increase (decrease) in net assets resulting from operations	43,891,719	(34,301,736)
Dividends and Distributions to Shareholders From
Net investment income	(17,335,715)	(23,842,077)
Tax return of capital	(378,219)	—
Decrease in net assets resulting from dividends and distributions to shareholders	(17,713,934)	(23,842,077)
Capital Share Transactions
Reinvestment of dividends	1,041,829	298,574
Net Assets
Total increase (decrease) in net assets	27,219,614	(57,845,239)
Beginning of year	237,159,564	295,004,803
End of year	$ 264,379,178	$ 237,159,564
Distributions in excess of net investment income	$ (512,837)	$ (786,997)
	BlackRock Limited Duration Income Trust (BLW)
	Year Ended August 31,
Increase (Decrease) in Net Assets:	2010	2009
Operations
Net investment income	$ 41,283,432	$ 37,187,662
Net realized loss	(11,714,049)	(37,468,788)
Net change in unrealized appreciation/depreciation	71,507,938	(21,814,023)
Net increase (decrease) in net assets resulting from operations	101,077,321	(22,095,149)
Dividends to Shareholders From
Net investment income	(33,200,685)	(42,793,064)
Net Assets
Total increase (decrease) in net assets	67,876,636	(64,888,213)
Beginning of year	551,504,534	616,392,747
End of year	$ 619,381,170	$ 551,504,534
Undistributed (distributions in excess of) net investment income	$ 6,278,697	$ (2,953,716)

See Notes to Financial Statements.

46 ANNUAL REPORT

AUGUST 31, 2010

Statements of Changes in Net Assets	BlackRock Senior Floating Rate Fund, Inc.
	Year Ended August 31,
Increase (Decrease) in Net Assets:	2010	2009
Operations
Net investment income	$ 14,656,941	$ 17,486,074
Net realized loss	(17,149,880)	(34,004,504)
Net change in unrealized appreciation/depreciation	35,131,654	(11,952,665)
Net increase (decrease) in net assets resulting from operations	32,638,715	(28,471,095)
Dividends to Shareholders From
Net investment income	(14,620,743)	(17,470,993)
Capital Share Transactions
Net decrease in net assets resulting from capital share transactions	(31,545,795)	(41,795,738)
Net Assets
Total decrease in net assets	(13,527,823)	(87,737,826)
Beginning of year	311,662,395	399,400,221
End of year	$ 298,134,572	$ 311,662,395
Undistributed net investment income	$ 2,050,813	$ 1,249,054
	BlackRock Senior Floating Rate Fund II, Inc.
	Year Ended August 31,
Increase (Decrease) in Net Assets:	2010	2009
Operations
Net investment income	$ 7,089,850	$ 7,880,750
Net realized loss	(7,524,615)	(15,895,082)
Net change in unrealized appreciation/depreciation	16,400,162	(4,973,635)
Net increase (decrease) in net assets resulting from operations	15,965,397	(12,987,967)
Dividends to Shareholders From
Net investment income	(7,072,114)	(8,332,675)
Capital Share Transactions
Net decrease in net assets resulting from capital share transactions	(8,757,464)	(14,969,362)
Net Assets
Total increase (decrease) in net assets	135,819	(36,290,004)
Beginning of year	150,347,045	186,637,049
End of year	$ 150,482,864	$ 150,347,045
Undistributed net investment income	$ 609,315	$ 113,729

See Notes to Financial Statements.

ANNUAL REPORT

AUGUST 31, 2010

Statements of Cash Flows
		BlackRock	BlackRock	BlackRock
	BlackRock	Diversified	Floating Rate	Limited
	Defined	Income	Income	Duration
	Opportunity	Strategies	Strategies	Income
	Credit Trust	Fund, Inc.	Fund, Inc.	Trust
Year Ended August 31, 2010	(BHL)	(DVF)	(FRA)	(BLW)
Cash Provided by (Used for) Operating Activities
Net increase in net assets resulting from operations	$ 15,469,623	$ 31,776,757	$ 43,891,719	$ 101,077,321
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used for) operating activities:
Decrease (increase) in interest receivable	(402,053)	756,003	363,373	(3,114,052)
Decrease in cash pledged as collateral for swaps	—	1,600,000	—	—
Increase in cash pledged as collateral for financial futures contracts	—	—	—	(70,000)
Decrease (increase) in swaps receivable	—	75,556	74,945	(121,500)
Decrease in dividends receivable	—	16,822	—	554
Decrease in margin variation receivable	—	—	—	1,463
Increase in commitment fees receivable	(2,192)	(2,834)	(4,454)	(10,785)
Decrease (increase) in dividends receivable — affiliated	241	—	—	(588)
Decrease (increase) in prepaid expenses	(2,968)	(2,979)	1,289	9,236
Increase in other assets	(20,152)	(453,422)	(167,568)	(729,697)
Increase (decrease) in other liabilities	28,578	(391,043)	23,811	19,724
Increase in investment advisory fees payable	9,122	22,406	28,921	94,561
Increase in interest expense payable	26,368	42,136	75,662	97,771
Increase in other affiliates payable	36	126	132	514
Increase (decrease) in other accrued expenses payable	118,369	(11,523)	41,038	16,306
Increase (decrease) in swaps payable	—	(121,296)	(73,465)	1,850
Decrease in cash held as collateral for swaps	—	—	(100,000)	—
Increase (decrease) in Officer’s and Directors’ fees payable	204	86	246	37,340
Net realized and unrealized gain	(6,424,110)	(20,841,656)	(25,091,088)	(55,048,495)
Net periodic and termination payments of swaps	—	(1,855,683)	(184,890)	(64,388)
Amortization of premium and accretion of discount on investments	(1,905,015)	(1,411,896)	(2,902,861)	(4,130,492)
Paid-in-kind income	(77,637)	(612,662)	(1,296,600)	(1,690,999)
Proceeds from sales and paydowns of long-term investments	145,741,888	159,688,378	297,452,730	1,897,966,935
Purchases of long-term investments	(144,649,558)	(169,958,931)	(314,819,088)	(2,117,895,813)
Net sales (purchases) of short-term securities	(1,172,197)	549,439	1,230,180	96,671,566
Cash provided by (used for) operating activities	6,738,547	(1,136,216)	(1,455,968)	(86,881,668)
Cash Provided by (Used for) Financing Activities
Cash receipts from borrowings	109,000,000	143,000,000	240,000,000	205,289,010
Cash payments on borrowings	(112,000,000)	(132,000,000)	(225,000,000)	(82,055,858)
Cash dividends paid to shareholders	(6,277,899)	(9,949,176)	(16,836,609)	(33,207,645)
Decrease (increase) in bank overdraft	—	—	43,905	(3,179,743)
Cash provided by (used for) financing activities	(9,277,899)	1,050,824	(1,792,704)	86,845,764
Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	(194)	(712)	(7,003)	(4,474)
Cash
Net decrease in cash and foreign currency	(2,539,546)	(86,104)	(3,255,675)	(40,378)
Cash and foreign currency at beginning of year	2,559,456	119,156	3,476,153	59,386
Cash and foreign currency at end of year	$ 19,910	$ 33,052	$ 220,478	$ 19,008
Cash Flow Information
Cash paid for interest	$ 279,209	$ 286,626	$ 522,445	$ 380,766
Noncash Financing Activities
Capital shares issued in reinvestment of dividends paid to shareholders	—	552,341	1,041,829	—

A Statement of Cash Flows is presented when a Fund has a significant amount of borrowing during the period, based on the average borrowing outstanding in relation to average total assets.

See Notes to Financial Statements.

48 ANNUAL REPORT

AUGUST 31, 2010

Financial Highlights	BlackRock Defined Opportunity Credit Trust (BHL)
			Period
			January 31,
	Year Ended		2008[1]
	August 31,		to August 31,
	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$ 12.53	$ 14.31	$ 14.33[2]
Net investment income[3]	0.85	0.87	0.47
Net realized and unrealized gain (loss)	0.87	(1.55)	0.21
Net increase (decrease) from investment operations	1.72	(0.68)	0.68
Dividends and distributions from:
Net investment income	(0.70)	(1.09)	(0.62)
Tax return of capital	—	(0.01)	(0.06)
Total dividends and distributions	(0.70)	(1.10)	(0.68)
Capital charges with respect to issuance of shares	—	—	(0.02)
Net asset value, end of period	$ 13.55	$ 12.53	$ 14.31
Market price, end of period	$ 12.86	$ 11.03	$ 12.66
Total Investment Return[4]
Based on net asset value	14.39%	(2.16)%	4.79%[5]
Based on market price	23.33%	(2.65)%	(11.44)%[5]
Ratios to Average Net Assets
Total expenses	1.91%	2.39%	1.78%[6]
Total expenses after fees waived and paid indirectly	1.90%	2.39%	1.78%[6]
Total expenses after fees waived and paid indirectly and excluding interest expense	1.65%	1.94%	1.48%[6]
Net investment income	6.40%	8.11%	5.52%[6]
Supplemental Data
Net assets, end of period (000)	$ 122,062	$ 112,862	$ 127,695
Borrowings outstanding, end of period (000)	$ 24,000	$ 27,000	$ 38,500
Average borrowings outstanding during the period (000)	$ 24,633	$ 31,141	$ 13,788
Portfolio turnover	102%	41%	18%
Asset coverage, end of period per $1,000	$ 6,086	$ 5,180	$ 4,317

1 Commencement of operations.
2 Net asset value, beginning of period, reflects a deduction of $0.675 per share sales charge from initial offering price of $15.00 per share.
3 Based on average shares outstanding.
4 Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns.
Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
5 Aggregate total investment return.
6 Annualized.

See Notes to Financial Statements.

ANNUAL REPORT

AUGUST 31, 2010

Financial Highlights	BlackRock Diversified Income Strategies Fund, Inc. (DVF)
			Year Ended August 31,
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$ 8.74	$ 13.94	$ 17.50	$ 18.70	$ 18.38
Net investment income[1]	0.80	1.06	1.61	1.83	1.77
Net realized and unrealized gain (loss)	1.78	(4.88)	(3.41)	(1.23)	0.25
Net increase (decrease) from investment operations	2.58	(3.82)	(1.80)	0.60	2.02
Dividends and distributions from:
Net investment income	(0.80)	(1.14)	(1.72)	(1.80)	(1.70)
Tax return of capital	(0.05)	(0.24)	(0.04)	—	—
Total dividends and distributions	(0.85)	(1.38)	(1.76)	(1.80)	(1.70)
Capital charges with respect to issuance of shares	—	—	—	—	(0.00)[2]
Net asset value, end of year	$ 10.47	$ 8.74	$ 13.94	$ 17.50	$ 18.70
Market price, end of year	$ 10.45	$ 8.80	$ 12.77	$ 17.16	$ 18.85
Total Investment Return[3]
Based on net asset value	30.27%	(23.82)%	(10.17)%	3.00%	11.99%
Based on market price	29.13%	(16.27)%	(16.08)%	0.19%	18.36%
Ratios to Average Net Assets
Total expenses	1.53%	2.47%	2.77%	3.66%	3.17%
Total expenses after fees waived and paid indirectly	1.53%	2.47%	2.77%	3.66%	3.17%
Total expenses after fees waived and paid indirectly and excluding interest expense	1.26%	1.57%	1.23%	1.30%	1.29%
Net investment income	7.86%	13.63%	10.40%	9.63%	9.57%
Supplemental Data
Net assets, end of year (000)	$ 129,385	$ 107,556	$ 169,707	$ 212,792	$ 224,156
Borrowings outstanding, end of year (000)	$ 29,000	$ 18,000	$ 65,500	$ 72,000	$ 88,800
Average borrowings outstanding during the year (000)	$ 25,074	$ 28,247	$ 64,335	$ 95,465	$ 86,132
Portfolio turnover	105%	45%	41%	72%	64%
Asset coverage, end of year per $1,000	$ 5,462	$ 6,975	$ 3,591	$ 3,955	$ 3,524

1 Based on average shares outstanding.
2 Amount is less than $(0.01) per share.
3 Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns.
Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

50 ANNUAL REPORT

AUGUST 31, 2010

Financial Highlights	BlackRock Floating Rate Income Strategies Fund, Inc. (FRA)
			Year Ended August 31,
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$ 12.93	$ 16.12	$ 18.25	$ 19.32	$ 19.35
Net investment income[1]	0.91	1.14	1.45	1.54	1.40
Net realized and unrealized gain (loss)	1.48	(3.04)	(2.03)	(1.07)	(0.06)
Net increase (decrease) from investment operations	2.39	(1.90)	(0.58)	0.47	1.34
Dividends and distributions from:
Net investment income	(0.94)	(1.29)	(1.55)	(1.54)	(1.37)
Return of capital	(0.02)	—	—	—	—
Total dividends and distributions	(0.96)	(1.29)	(1.55)	(1.54)	(1.37)
Net asset value, end of year	$ 14.36	$ 12.93	$ 16.12	$ 18.25	$ 19.32
Market price, end of year	$ 14.61	$ 12.26	$ 14.49	$ 16.70	$ 17.49
Total Investment Return[2]
Based on net asset value	18.91%	(8.88)%	(2.56)%	2.74%	7.92%
Based on market price	27.59%	(3.88)%	(4.28)%	3.85%	5.91%
Ratios to Average Net Assets
Total expenses	1.45%	1.96%	2.61%	3.33%	2.54%
Total expenses after fees waived and paid indirectly	1.45%	1.96%	2.60%	3.33%	2.54%
Total expenses after fees waived and paid indirectly and excluding interest expense	1.22%	1.31%	1.18%	1.20%	1.14%
Net investment income	6.43%	10.18%	8.49%	7.88%	7.30%
Supplemental Data
Net assets, end of year (000)	$ 264,379	$ 237,160	$ 295,005	$ 334,065	$ 353,713
Borrowings outstanding, end of year (000)	$ 53,000	$ 38,000	$ 101,500	$ 107,000	$ 135,200
Average borrowings outstanding during the year (000)	$ 48,258	$ 50,591	$ 102,272	$ 133,763	$ 101,916
Portfolio turnover	96%	58%	49%	69%	57%
Asset coverage, end of year per $1,000	$ 5,988	$ 7,241	$ 3,906	$ 4,122	$ 3,616

1 Based on average shares outstanding.
2 Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns.
Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

ANNUAL REPORT

AUGUST 31, 2010

Financial Highlights			BlackRock Limited Duration Income Trust (BLW)
			Period
			November 1,
			2007 to
	Year Ended August 31,				Year Ended October 31,
			August 31,
	2010	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$ 14.95	$ 16.71	$ 18.52	$ 19.01	$ 19.17	$ 20.13
Net investment income	1.12[1]	1.01[1]	1.14[1]	1.50	1.35	1.46
Net realized and unrealized gain (loss)	1.62	(1.61)	(1.76)	(0.49)	0.03	(0.94)
Net increase (decrease) from investment operations	2.74	(0.60)	(0.62)	1.01	1.38	0.52
Dividends and distributions from:
Net investment income	(0.90)	(1.16)	(1.19)	(1.41)	(1.52)	(1.33)
Net realized gain	—	—	—	(0.06)	—	(0.15)
Tax return of capital	—	—	—	(0.03)	(0.02)	—
Total dividends and distributions	(0.90)	(1.16)	(1.19)	(1.50)	(1.54)	(1.48)
Net asset value, end of period	$ 16.79	$ 14.95	$ 16.71	$ 18.52	$ 19.01	$ 19.17
Market price, end of period	$ 16.76	$ 14.09	$ 14.57	$ 16.68	$ 18.85	$ 17.48
Total Investment Return[2]
Based on net asset value	19.00%	(1.57)%	(2.60)%[3]	5.66%	7.85%	2.93%
Based on market price	26.04%	6.40%	(5.70)%[3]	(4.03)%	17.31%	(5.30)%
Ratios to Average Net Assets
Total expenses	0.82%	0.72%	1.39%[4]	2.16%	2.20%	1.71%
Total expenses after fees waived and before fees paid indirectly	0.81%	0.71%	1.39%[4]	2.16%	2.20%	1.71%
Total expenses after fees waived and paid indirectly	0.81%	0.71%	1.38%[4]	2.14%	2.19%	1.71%
Total expenses after fees waived and paid indirectly and excluding
interest expense	0.73%	0.69%	0.76%[4]	0.83%	0.91%	0.92%
Net investment income	6.90%	7.42%	7.84%[4]	7.92%	7.10%	7.42%
Supplemental Data
Net assets, end of period (000)	$ 619,381	$ 551,505	$ 616,393	$ 638,109	$ 699,206	$ 704,961
Borrowings outstanding, end of period (000)	$ 123,233	—	$ 64,538	$ 109,287	$ 220,000	$ 176,010
Average borrowings outstanding during the period (000)	$ 44,160	$ 11,705	$ 120,295	$ 172,040	$ 179,366	$ 186,660
Portfolio turnover	248%[5]	287%[6]	191%[7]	65%	132%	70%
Asset coverage, end of period per $1,000	$ 6,026	—	$ 10,551	$ 7,251	$ 4,178	$ 5,005

1 Based on average shares outstanding.
2 Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns.
Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
3 Aggregate total investment return.
4 Annualized.
5 Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 113%.
6 Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 79%.
7 Includes TBA transactions. Excluding these transactions, the portfolio turnover would have been 24%.

See Notes to Financial Statements.

52 ANNUAL REPORT

AUGUST 31, 2010

Financial Highlights			BlackRock Senior Floating Rate Fund, Inc.
			Year Ended August 31,
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$ 7.16	$ 7.98	$ 8.60	$ 8.92	$ 9.01
Net investment income[1]	0.36	0.39	0.51	0.60	0.52
Net realized and unrealized gain (loss)	0.43	(0.83)	(0.62)	(0.32)	(0.08)
Net increase (decrease) from investment operations	0.79	(0.44)	(0.11)	0.28	0.44
Dividends from net investment income	(0.36)	(0.38)	(0.51)	(0.60)	(0.53)
Net asset value, end of year	$ 7.59	$ 7.16	$ 7.98	$ 8.60	$ 8.92
Total Investment Return[2]
Based on net asset value	11.20%	(4.69)%	(1.32)%[3]	3.07%	4.97%
Ratios to Average Net Assets[4]
Total expenses	1.53%	1.53%	1.28%[3]	1.44%	1.43%
Net investment income	4.82%	5.97%	6.16%	6.67%	5.84%
Supplemental Data
Net assets, end of year (000)	$ 298,135	$ 311,662	$ 399,400	$ 505,515	$ 601,807
Portfolio turnover for the Master LLC	108%	47%	56%	46%	54%

1 Based on average shares outstanding.
2 Where applicable, total investment returns exclude the early withdrawal charge, but do include the reinvestment of dividends and distributions. The Fund is a continuously offered closed-end fund, the shares of which are offered at net asset value. No secondary market for the Fund’s shares exists.
3 During the year ended August 31, 2008, the Fund recorded a refund related to overpayments of prior years’ tender offer fees, which increased net investment income per share $0.02 and increased total investment return 0.24%. The expense ratio excluding the refund was 1.46%.
4 Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income.

See Notes to Financial Statements.

ANNUAL REPORT

AUGUST 31, 2010

Financial Highlights		BlackRock Senior Floating Rate Fund II, Inc.
			Year Ended August 31,
	2010	2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of year	$ 7.76	$ 8.67	$ 9.35	$ 9.70	$ 9.79
Net investment income[1]	0.38	0.41	0.54	0.63	0.56
Net realized and unrealized gain (loss)	0.46	(0.89)	(0.69)	(0.34)	(0.10)
Net increase (decrease) from investment operations	0.84	(0.48)	(0.15)	0.29	0.46
Dividends from net investment income	(0.38)	(0.43)	(0.53)	(0.64)	(0.55)
Net asset value, end of year	$ 8.22	$ 7.76	$ 8.67	$ 9.35	$ 9.70
Total Investment Return[2]
Based on net asset value	10.97%	(4.70)%	(1.61)%[3]	2.89%	4.90%
Ratios to Average Net Assets[4]
Total expenses	1.67%	1.68%	1.50%[3]	1.59%	1.57%
Net investment income	4.68%	5.79%	5.96%	6.53%	5.70%
Supplemental Data
Net assets, end of year (000)	$ 150,483	$ 150,347	$ 186,637	$ 247,861	$ 322,202
Portfolio turnover for the Master LLC	108%	47%	56%	46%	54%

1 Based on average shares outstanding.
2 Where applicable, total investment returns exclude the early withdrawal charge, but do include the reinvestment of dividends and distributions. The Fund is a continuously offered closed-end fund, the shares of which are offered at net asset value. No secondary market for the Fund’s shares exists.
3 During the year ended August 31, 2008, the Fund recorded a refund related to overpayments of prior years’ tender offer fees, which increased net investment income per share $0.02 and increased total investment return 0.11%. The expense ratio excluding the refund was 1.64%.
4 Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income.

See Notes to Financial Statements.

54 ANNUAL REPORT

AUGUST 31, 2010

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock Defined Opportunity Credit Trust (“BHL”), BlackRock Diversified
Income Strategies Fund, Inc. (“DVF”), BlackRock Floating Rate Income
Strategies Fund, Inc. (“FRA”), BlackRock Limited Duration Income Trust
(“BLW”), BlackRock Senior Floating Rate Fund, Inc. (“Senior Floating Rate”)
and BlackRock Senior Floating Rate Fund II, Inc. (“Senior Floating Rate II”)
(collectively, the “Funds” or individually as a “Fund”) are registered under the Investment Company Act of 1940, as amended (the “1940 Act”). BHL and BLW are organized as Delaware Statutory trusts. DVF, FRA, Senior
Floating Rate and Senior Floating Rate II are organized as Maryland corpo-
rations. BHL, DVF, FRA and BLW are registered as diversified, closed-end management investment companies. Senior Floating Rate and Senior
Floating Rate II are registered as continuously offered, non-diversified, closed-end management investment companies. The Funds' financial state-
ments are prepared in conformity with accounting principles generally accepted in the United States of America ("US GAAP"), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Boards of Directors and the Boards of
Trustees of the Funds are referred to throughout this report as the “Board of Directors” or the “Board”. The Funds determine and make available for publication the net asset values of their Common Shares on a daily basis.

Senior Floating Rate and Senior Floating Rate II seek to achieve their investment objectives by investing all their assets in the Master Senior
Floating Rate LLC (the “Master LLC”), which has the same investment objective and strategies as these Funds. The value of each Fund’s invest-
ment in the Master LLC reflects each Fund’s proportionate interest in the net assets of the Master LLC. The performance of each Fund is directly affected by the performance of the Master LLC. The financial statements of the Master LLC, including the Schedule of Investments, are included else-
where in this report and should be read in conjunction with Senior Floating
Rate and Senior Floating Rate II’s financial statements. The percentage of the Master LLC owned by Senior Floating Rate and Senior Floating Rate II at August 31, 2010 was 66% and 34%, respectively.

The following is a summary of significant accounting policies followed by the Funds:

Valuation: The Funds fair value their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The Funds value their bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such invest-
ments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Asset-
backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced ("TBA") commitments are valued on the basis of last available bid prices or current market quo-
tations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Funds' pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows and trades and values of the underlying reference instruments. Investments in open-
end investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Equity investments traded on a recognized securities exchange or the NAS-
DAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity invest-
ments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity invest-
ments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is avail-
able, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Securities and other assets and liabilities denominated in foreign curren-
cies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE.
Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade.
An exchange-traded option for which there is no mean price is valued at the last bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options are valued by an independent pricing service using a mathematical model which incorpo-
rates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value
Assets, the investment advisor and/or the sub-advisor seeks to determine the price that each Fund might reasonably expect to receive from the cur-
rent sale of that asset in an arm’s-length transaction. Fair value determina-
tions shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE.
Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE

ANNUAL REPORT

AUGUST 31, 2010

Notes to Financial Statements (continued)

that may not be reflected in the computation of each Fund's net assets.
If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value
Assets and be valued at their fair values, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board.

Senior Floating Rate and Senior Floating Rate II record their investments in the Master LLC at fair value based on each Fund’s proportionate interest in the net assets of the Master LLC. Valuation of securities held by the Master
LLC, including categorization of fair value measurements, is discussed in
Note 1 of the Master LLC’s Notes to Financial Statements, which are included elsewhere in this report.

Foreign Currency Transactions: The Funds' books and records are main-
tained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the date the transactions are entered into. Generally, when the US dollar rises in value against for-
eign currency, the Funds' investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Funds report foreign currency related transactions as components of realized gain (loss) for financial reporting purposes, whereas such compo-
nents are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgaged-Backed Securities: Certain Funds may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of dif-
ferent parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Certain Funds may purchase certain mortgage pass-through securities.
There are a number of important differences among the agencies and instrumentalities of the US Government that issue mortgage-related securi-
ties and among the securities that they issue. For example, mortgage-
related securities guaranteed by the Government National Mortgage
Association (“Ginnie Mae”) are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securi-
ties issued by the Federal Home Loan Mortgage Corporation (“Freddie
Mac”) and Federal National Mortgage Association (“Fannie Mae”), includ-
ing Freddie Mac and Fannie Mae guaranteed Mortgage Pass-Through
Certificates which are solely the obligations of Freddie Mac and Fannie
Mae, are not backed by or entitled to the full faith and credit of the
United States and are supported by the right of the issuer to borrow from the Treasury.

Forward Commitments and When-Issued Delayed Delivery Securities:
Certain Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the pur-
chase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the set-
tlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds' maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown on the Schedules of Investments, if any.

Preferred Stock: Certain Funds may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convert-
ible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obliga-
tions of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest pay-
ments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: Certain Funds may invest in floating rate loan interests. The floating rate loan interests the Funds hold are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly levered. The Funds may invest in obligations of borrowers who are in bank-
ruptcy proceedings. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typi-
cally senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically deter-
mined by reference to a base lending rate plus a premium. The base lend-
ing rates are generally the lending rate offered by one or more European banks, such as LIBOR (London Inter Bank Offered Rate), the prime rate

56 ANNUAL REPORT

AUGUST 31, 2010

Notes to Financial Statements (continued)

offered by one or more US banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. The Funds consider these invest-
ments to be investments in debt securities for purposes of their investment policies.

When a Fund buys a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facility fee. On an ongoing basis, the Funds may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. The Funds earn and/or pay facility and other fees on floating rate loan interests, which are shown as facility and other fees in the
Statements of Operations. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Funds upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Funds may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Funds may invest in such loans in the form of participations in loans (“Participations”) and assignments of all or a portion of loans from third parties. Participations typically will result in the Funds having a con-
tractual relationship only with the lender, not with the borrower. The Funds will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connec-
tion with purchasing Participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Funds may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Funds will assume the credit risk of both the borrower and the lender that is selling the Participation. The Funds'
investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Funds may be treated as general creditors of the lender and may not benefit from any offset between the lender and the borrower.

Mortgage Dollar Roll Transactions: Certain Funds may sell TBA mortgage-
backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed-upon price. During the period between the sale and repurchase, the Funds will not be entitled to receive interest and principal payments on the securities sold. The Funds account for dollar roll transac-
tions as purchases and sales and realize gains and losses on these trans-
actions. These transactions may increase the Funds' portfolio turnover rate.
Mortgage dollar rolls involve the risk that the market value of the securities that the Funds are required to purchase may decline below the agreed upon repurchase price of those securities.

Treasury Roll Transactions: A treasury roll transaction involves the sale of a
Treasury security, with an agreement to repurchase the same security at an agreed upon price and date. Treasury rolls constitute a borrowing and the difference between the sale and repurchase price represents interest expense at an agreed upon rate. Whether such a transaction produces a positive impact on performance depends upon whether the income on the securities purchased with the proceeds received from the sale of the secu-
rity exceeds the interest expense incurred by the Funds. For accounting purposes, treasury rolls are not considered purchases and sales and any gains or losses incurred on the treasury rolls will be deferred until the
Treasury securities are disposed.

Treasury roll transactions involve the risk that the market value of the securities that the Funds are required to purchase may decline below the agreed upon purchase price of those securities. If investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the treasury roll, the use of this technique will adversely impact the performance of the Funds.

Reverse Repurchase Agreements: Certain Funds may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Funds sell securities to a bank or bro-
ker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Funds may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the mar-
ket value of the securities that the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bank-
ruptcy or becomes insolvent, the Funds' use of the proceeds of the agree-
ment may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Funds' obligation to repurchase the securities.

TBA Commitments: Certain Funds may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mort-
gage-backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Funds generally enter into TBA commitments with the intent to take possession of or deliver out the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Zero-Coupon Bonds: Certain Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experi-
ence greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

ANNUAL REPORT

AUGUST 31, 2010

Notes to Financial Statements (continued)

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the SEC require that the Funds either deliver collat-
eral or segregate assets in connection with certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, foreign currency exchange contracts and swaps), or certain borrowings (e.g., reverse repur-
chase agreements, treasury roll transactions, TALF loans and loan payable), each Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on their books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segre-
gated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transac-
tions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis.
Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subse-
quently recorded when the Funds have determined the ex-dividend date.
Interest income, including amortization of premium and accretion of dis-
count on debt securities, is recognized on the accrual basis. Consent fees are compensation for agreeing to changes in the terms of debt instruments and are included in facility and other fees in the Statements of Operations.

Senior Floating Rate and Senior Floating Rate II record daily their propor-
tionate share of the Master LLC’s income, expenses and realized and unre-
alized gains and losses. In addition, both Funds accrue their own expenses.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. If the total dividends and distributions made in any tax year exceeds net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a tax return of capital. The amount and timing of dividends and distributions are deter-
mined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is each Fund's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Certain Funds have wholly owned taxable subsidiaries organized as limited liability companies (the “Taxable Subsidiaries”) each of which holds one of the investments listed in the Schedules of Investments. The Taxable
Subsidiaries allow a Fund to hold an investment that is organized as an operating partnership while still satisfying Regulated Investment Company tax requirements. Income earned on the investments held by the Taxable
Subsidiaries is taxable to such subsidiaries. Income tax expense, if any, of the Taxable Subsidiaries is reflected in the market value of the investments held by the Taxable Subsidiaries.

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limita-
tions on the Funds' US federal tax returns remains open for each of the two years ended August 31, 2010 and the period ended August 31, 2008 for BHL, the four years ended August 31, 2010 for DVF, FRA, Senior Floating
Rate and Senior Floating Rate II and the two years ended August 31,
2010, the period ended August 31, 2008 and the year ended October 31,
2007 for BLW. The statutes of limitations on the Funds' state and local tax returns may remain open for an additional year depending upon the juris-
diction. There are no uncertain tax positions that require recognition of a tax liability.

Deferred Compensation and BlackRock Closed-End Share Equivalent
Investment Plan: Under the deferred compensation plan approved by each
Fund's Board, non-interested directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors. This has approximately the same economic effect for the Independent Directors as if the Independent
Directors had invested the deferred amounts directly in certain other
BlackRock Closed-End Funds.

The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each
Fund. Each Fund may, however, elect to invest in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors in order to match its deferred compensation obligations. Investments to cover each Fund's deferred compensation liability, if any, are included in other assets in the Statements of Assets and Liabilities. Dividends and dis-
tributions from the BlackRock Closed-End Fund investments under the plan are included in dividends — affiliated in the Statements of Operations.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. The
Funds have an arrangement with the custodians whereby fees may be reduced by credits earned on uninvested cash balances, which if applica-
ble are shown as fees paid indirectly in the Statements of Operations. The custodians impose fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and to economically hedge, or protect, their exposure to certain risks such as credit risk, equity risk, interest rate risk or foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavor-
able change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Funds' maxi-
mum risk of loss from counterparty credit risk on OTC derivatives is gener-
ally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Funds bear

58 ANNUAL REPORT

AUGUST 31, 2010

Notes to Financial Statements (continued)

the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Funds do not give rise to counterparty credit risk, as options written obligate the Funds to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Funds may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and
Derivatives Association, Inc. (“ISDA”) Master Agreement implemented between a Fund and each of its respective counterparties. The ISDA Master
Agreement allows each Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Funds from their counter-
parties are not fully collateralized contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. See Note 1
“Segregation and Collateralization” for information with respect to collateral practices. In addition, the Funds manage counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of its ISDA Master Agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: The Funds purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk).
Financial futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or yield.
Pursuant to the contract, the Funds agree to receive from or pay to the bro-
ker an amount of cash equal to the daily fluctuation in value of the con-
tract. Such receipts or payments are known as margin variation and are recorded by the Funds as unrealized gains or losses. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures transactions involves the risk of an imperfect correlation in the movements in the price of finan-
cial futures contracts, interest rates and the underlying assets.

Foreign Currency Exchange Contracts: The Funds enter into foreign cur-
rency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign cur-
rencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Funds, help to manage the overall exposure to the cur-
rency backing some of the investments held by the Funds. The contract is marked-to-market daily and the change in market value is recorded by the
Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a for-
eign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counter-
party to the contract does not perform its obligations under the agreement.

Options: The Funds purchase and write call and put options to increase or decrease their exposure to underlying instruments (including equity risk and/or interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exer-
cise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise price at any time or at a specified time during the option period. When the Funds purchase (write) an option, an amount equal to the premium paid (received) by the Funds is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option pur-
chased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to
(or deducted from) the basis of the instrument acquired or deducted from
(or added to) the proceeds of the instrument sold. When an option expires
(or the Funds enter into a closing transaction), the Funds realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premi-
ums received or paid). When the Funds write a call option, such option is
“covered,” meaning that the Funds hold the underlying instrument subject to being called by the option counterparty, or cash in an amount sufficient to cover the obligation. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Funds bear the risk of an unfavor-
able change in the value of the underlying instrument or the risk that the
Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of an option written could result in the Funds purchasing or selling a security at a price different from the current market value.

Swaps: The Funds enter into swap agreements, in which the Funds and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Funds are recorded in the Statements of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is ter-
minated, the Funds will record a realized gain or loss equal to the differ-
ence between the proceeds from (or cost of) the closing transaction and the Funds' basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks

ANNUAL REPORT

AUGUST 31, 2010

Notes to Financial Statements (continued)

involve the possibility that there will be no liquid market for these agree-
ments, that the counterparty to the agreements may default on its obliga-
tion to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

• Credit default swaps — The Funds enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Funds enter into credit default agreements to provide a measure of protection against the default of an issuer (as buyer protection) and/or gain credit expo-
sure to an issuer to which it is not otherwise exposed (as seller of pro-
tection). The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place (e.g., bankruptcy, failure to pay, obligation accelerators, repu-
diation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic pay-
ments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the
Funds will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising of an index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securi-
ties comprising of an index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index.

• Interest rate swaps — The Funds enter into interest rate swaps to gain or reduce exposure to or manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest pay-
ments, either fixed or floating rate, for another party's stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a premium. In more complex swaps, the notional principal amount may decline (or amortize) over time.

Derivative Instruments Categorized by Risk Exposure:
Fair Values of Derivative Instruments as of August 31, 2010
Asset Derivatives
Statements of Assets
	and Liabilities Location	BHL	DVF	FRA	BLW
Interest rate contracts	Net unrealized appreciation/depreciation*;
	Investments at value — unaffiliated**	—	—	—	$ 10,750
Foreign currency exchange contracts	Unrealized appreciation on foreign
	currency exchange contracts	$ 19,857	$ 20,629	$ 3,136	12,963
Credit contracts	Unrealized appreciation on swaps	—	—	—	73,001
Equity contracts	Investments at value — unaffiliated**	—	—	—	—
Total	$ 19,857		$ 20,629	$ 3,136	$ 96,714
Liability Derivatives
Statements of Assets
	and Liabilities Location	BHL	DVF	FRA	BLW
Interest rate contracts	Net unrealized appreciation/depreciation*;
Unrealized depreciation on swaps;
	Option written at value	—	—	—	$ 190,770
Foreign currency exchange contracts	Unrealized depreciation on foreign
	currency exchange contracts	$ 20,355	$ 34,968	$ 50,859	710,108
Credit contracts	Unrealized depreciation on swaps	—	21,480	—	—
Total	$ 20,355		$ 56,448	$ 50,859	$ 900,878

* Includes cumulative appreciation/depreciation on the financial futures contracts as reported in the Schedules of Investments. Only current day’s margin variation is reported within the Statements of Assets and Liabilities.
** Includes options purchased at value as reported in the Schedules of Investments.

60 ANNUAL REPORT

AUGUST 31, 2010

Notes to Financial Statements (continued)
	The Effect of Derivative Instruments on the Statements of Operations
	Year Ended August 31, 2010
	Net Realized Gain (Loss) from
	BHL	DVF	FRA	BLW
Interest rate contracts:
Financial futures contracts	—	—	—	$ 128,719
Swaps	—	$(2,263,345)	—	—
Options***	—	—	—	(64,793)
Foreign currency exchange contracts:
Foreign currency exchange contracts****	$ 1,136,334	786,199	$ 1,152,384	1,428,576
Credit contracts:
Swaps	—	(183,945)	(1,201,543)	(218,880)
Total	$ 1,136,334	$(1,661,091)	$ (49,159)	$ 1,273,622
	Net Change in Unrealized Appreciation/Depreciation on
	BHL	DVF	FRA	BLW
Interest rate contracts:
Financial futures contracts	—	—	—	$ (202,892)
Swaps	—	$ 1,751,189	—	—
Options***	—	—	—	(20,231)
Foreign currency exchange contracts:
Foreign currency exchange contracts****	$ 219,809	78,378	$ 331,669	(192,079)
Credit contracts:
Swaps	—	2,370,337	1,108,878	156,860
Equity contracts:
Options***	—	(13,000)	(20,000)	(46,000)
Total	$ 219,809	$ 4,186,904	$1,420,547	$ (304,342)

*** Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

**** Foreign currency exchange contracts are included in the net realized gain (loss) from foreign currency transactions and net changes in unrealized appreciation/depreciation on foreign currency transactions.

For the year ended August 31, 2010, the average quarterly balances of outstanding derivative financial instruments were as follows:

	BHL	DVF	FRA	BLW
Financial futures contracts:
Average number of contracts purchased	—	—	—	44
Average number of contracts sold	—	—	—	95
Average notional value of contracts purchased	—	—	—	$ 5,377,353
Average notional value of contracts sold	—	—	—	$20,961,714
Foreign currency exchange contracts:
Average number of contracts — US dollars purchased	5	7	6	6
Average number of contracts — US dollars sold	1	2	2	2
Average US dollar amounts purchased	$13,384,455	$ 9,973,482	$19,493,306	$50,805,112
Average US dollar amounts sold	$ 920,080	$ 911,990	$ 1,036,340	$ 8,543,582
Options:
Average number of contracts purchased	—	13	20	165
Average notional value of contracts purchased	—	$ 12,257	$ 18,857	$ 341,497
Credit default swaps:
Average number of contracts — buy protection	—	2	1	2
Average number of contracts — sell protection	—	2	1	—
Average notional value — buy protection	—	$ 443,750	$ 712,500	$ 1,750,000
Average notional value — sell protection	—	$ 3,829,120	$ 1,000,000	—
Interest rate swaps:
Average number of contracts — pays fixed rate	—	1	—	—
Average notional value — pays fixed rate	—	$10,000,000	—	—

ANNUAL REPORT

AUGUST 31, 2010

Notes to Financial Statements (continued)

3. Investment Advisory Agreement and Other Transactions
with Affiliates:

The PNC Financial Services Group, Inc. ("PNC"), Bank of America
Corporation ("BAC") and Barclays Bank PLC ("Barclays") are the largest stockholders of BlackRock, Inc. ("BlackRock"). Due to the ownership struc-
ture, PNC is an affiliate of the Funds for 1940 Act purposes, but BAC and
Barclays are not.

BHL, DVF, FRA and BLW entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds' investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services.

The Manager is responsible for the management of each Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee at an annual rate of each
Fund's average daily net assets, plus the proceeds of any outstanding borrowings used for leverage as follows:

BHL	1.00%
DVF	0.75%
FRA	0.75%
BLW	0.55%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indi-
rectly through its investment in affiliated money market funds, however, the
Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through each Fund’s investment in other affiliated investment companies, if any. These amounts are shown as fees waived by advisor in the Statements of Operations. For the year ended
August 31, 2010, the amounts waived were as follows:

BHL	$ 2,035
DVF	$ 1,960
FRA	$ 2,852
BLW	$24,221

The Manager, on behalf of BHL, DVF, FRA and BLW, entered into a sub-
advisory agreement with BlackRock Financial Management, LLC (“BFM”), an affiliate of the Manager. The Manager pays BFM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Fund to the Manager.

For the year ended August 31, 2010, certain Funds reimbursed the
Manager for certain accounting services, which are included in accounting services in the Statements of Operations. The reimbursements were as follows:

BHL	$ 2,784
DVF	$ 2,925
FRA	$ 5,890
BLW	$12,295

Senior Floating Rate and Senior Floating Rate II have entered into an
Administration Agreement with the Manager. The administration fee paid to the Manager is calculated daily and paid monthly based on an annual rate of 0.25% and 0.40%, respectively, of the average daily value of these
Fund’s net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of these Funds.

For Senior Floating Rate II, the Manager voluntarily agreed to waive expenses in order to limit total annual Fund operating expenses (excluding interest expense, acquired fund fees and expenses and certain other expenses) to 1.83% of the Fund’s average daily net assets. This voluntary waiver may be reduced or discontinued at any time without notice.

Senior Floating Rate and Senior Floating Rate II entered into a separate
Distribution Agreement and Distribution Plan with BlackRock Investments,
LLC (“BRIL”), which is an affiliate of BlackRock.

For the year ended August 31, 2010, BRIL received early withdrawal charges for Senior Floating Rate and Senior Floating Rate II in the
amounts of $194,631 and $31,798, respectively, relating to the tender of each Fund’s shares.

BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment
Servicing (U.S.) Inc. (“PNCGIS”)) serves as transfer agent and dividend dis-
bursing agent for Senior Floating Rate and Senior Floating Rate II. On July
1, 2010, the Bank of New York Mellon Corporation purchased PNCGIS, which prior to this date was an indirect, wholly owned subsidiary of PNC and an affiliate of the manager. Transfer agency fees borne by each Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of share-
holder accounts, including the issuing, redeeming and transferring of shares, check writing, anti-money laundering services, and customer identification services. Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administra-
tive services with respect to sub-accounts they service. For these services, these entities receive a fee that could vary depending on, among other things, shareholder accounts and net assets. For the year ended August
31, 2010, the Funds paid the following to affiliates in return for these serv-
ices, which is included in transfer agent in the Statements of Operations:

Senior Floating Rate	$26,619
Senior Floating Rate II	$ 5,188

Senior Floating Rate and Senior Floating Rate II may earn income on positive cash balances in demand deposit accounts that are maintained by the transfer agent on behalf of the Funds. These amounts are included in dividends — affiliated in the Statements of Operations.

Certain officers and/or trustees of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for com-
pensation paid to the Funds' Chief Compliance Officer.

62 ANNUAL REPORT

AUGUST 31, 2010

Notes to Financial Statements (continued)

4. Income Tax Information:

Reclassifications: US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting.
These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of August 31, 2010 attributable to the accounting for swap agreements, amortization and accretion methods on fixed income securities, foreign currency transactions, non-deductible expenses, securities in default, income recognized from pass-through entities and the expiration of capital loss carryforwards were reclassified to the following accounts:

					Senior	Senior
					Floating Rate	Floating Rate
	BHL	DVF	FRA	BLW	Fund	Fund II
Paid-in capital	$ (497)	$ (51)	$ (86)	—	$(87,904,360)	$ (864,401)
Undistributed (distributions in excess of) net investment income	$ 317,651	$ 502,590	$ 986,895	$ 1,149,666	$ 765,561	$ 477,850
Accumulated net realized loss	$ (317,154)	$(502,539)	$ (986,809)	$(1,149,666)	—	—
Accumulated net realized loss allocated from the Master LLC	—	—	—	—	$ 87,138,799	$ 386,551

The tax character of distributions paid during the fiscal years ended August 31, 2010 and August 31, 2009 were as follows:

					Senior	Senior
					Floating Rate	Floating Rate
	BHL	DVF	FRA	BLW	Fund	Fund II
Ordinary income
8/31/2010	$ 6,270,058	$ 9,834,088	$17,335,715	$33,200,685	$14,620,743	$ 7,072,114
8/31/2009	9,810,137	13,947,075	23,842,077	42,793,064	17,470,993	8,332,675
Tax return of capital
8/31/2010	—	666,707	378,219	—	—	—
8/31/2009	88,324	2,882,990	—	—	—	—
Total distributions
8/31/2010	$ 6,270,058	$10,500,795	$17,713,934	$33,200,685	$14,620,743	$ 7,072,114
8/31/2009	$ 9,898,461	$16,830,065	$23,842,077	$42,793,064	$17,470,993	$ 8,332,675
As of August 31, 2010, the tax components of accumulated net losses were as follows:
					Senior	Senior
					Floating Rate	Floating Rate
	BHL	DVF	FRA	BLW	Fund	Fund II
Undistributed ordinary income	$ 783,185	—	—	$ 6,741,043	$ 2,046,197	$ 609,087
Capital loss carryforwards	(6,425,448)	$ (78,190,159)	$ (66,112,036)	(69,440,070)	(235,833,555)	(55,763,582)
Net unrealized losses*	(106,390)	(21,886,445)	(19,670,601)	(19,261,907)	(26,454,179)	(11,873,063)
Total	$ (5,748,653)	$(100,076,604)	$ (85,782,637)	$ (81,960,934)	$(260,241,537)	$(67,027,558)

* The differences between book-basis and tax-basis net unrealized losses were attributable primarily to the tax deferral of losses on wash sales, amortization and accretion methods of premiums and discounts on fixed income securities, the accrual of income on securities in default, the realization for tax purposes of unrealized gains/(losses) on certain futures and foreign currency contracts, the deferral of post-October capital losses for tax purposes, the timing and recognition of partnership income, the accounting for swap agreements, the deferral of compensation to directors and investment in wholly owned subsidiaries.

As of August 31, 2010, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

					Senior	Senior
					Floating Rate	Floating Rate
Expires August 31,	BHL	DVF	FRA	BLW	Fund	Fund II
2011	—	—	—	—	$ 53,409,203	$17,719,049
2012	—	—	—	—	34,221,818	6,383,383
2013	—	—	$ 691,829	—	56,166,095	—
2014	—	$ 1,755,694	—	—	945,546	—
2015	—	2,237,399	—	—	2,561,691	—
2016	—	1,444,704	475,453	$21,933,927	31,419,599	4,923,144
2017	$1,063,204	20,249,830	20,954,032	9,996,868	16,221,457	7,728,284
2018	5,362,244	52,502,532	43,990,722	37,509,275	40,888,146	19,009,722
Total	$6,425,448	$78,190,159	$66,112,036	$69,440,070	$235,833,555	$55,763,582

ANNUAL REPORT

AUGUST 31, 2010

Notes to Financial Statements (continued)

5. Investments:

Purchases and sales of investments including paydowns and mortgage dol-
lar roll transactions and excluding short-term securities and US government securities for the year ended August 31, 2010, were as follows:

	Purchases	Sales
BHL	$ 148,261,977	$ 149,139,878
DVF	$ 175,112,348	$ 163,150,527
FRA	$ 317,381,863	$ 300,351,367
BLW	$1,898,197,381	$1,773,221,178

For the year ended August 31, 2010, purchases and sales of US govern-
ment securities for BLW were $888,945 and $5,380,372, respectively.

For the year ended August 31, 2010, purchases and sales for BLW attribut-
able to mortgage dollar rolls were $964,747,938 and $967,272,250, respectively.

6. Commitments:

The Funds may invest in floating rate loan interests. In connection with these investments, the Funds may also enter into unfunded loan commit-
ments (“commitments”). Commitments may obligate the Funds to furnish temporary financing to a borrower until permanent financing can be arranged. In connection with these commitments, the Funds earn a com-
mitment fee, typically set as a percentage of the commitment amount.
Such fee income, which is classified in the Statements of Operations as facility and other fees, is recognized ratably over the commitment period. As of August 31, 2010, the Funds had the following unfunded loan commitments:

Value of
	Unfunded	Underlying
Borrower	Commitment	Loan
BHL
CII Investment, LLC	$ 217,219	$ 220,907
Delphi Holdings LLP	$ 122,764	$ 116,012
Delta Airlines, Inc.	$ 950,000	$ 919,407
Horizon Lines, LLC	$ 142,723	$ 129,637
DVF
CII Investment, LLC	$ 183,801	$ 186,919
Delphi Holdings LLP	$ 122,764	$ 116,012
Delta Airlines, Inc.	$1,025,000	$ 995,255
Horizon Lines, LLC	$ 142,723	$ 129,442
FRA
CII Investment, LLC	$ 384,311	$ 390,828
Delphi Holdings LLP	$ 306,910	$ 290,030
Delta Airlines, Inc.	$ 925,000	$ 892,525
Horizon Lines, LLC	$ 285,446	$ 259,179
BLW
Delphi Holdings LLP	$ 613,821	$ 580,061
Delta Airlines, Inc.	$4,750,000	$4,610,077

7. Concentration, Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctua-
tions. Similar to issuer credit risk, the Funds may be exposed to counter-
party credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the
Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds' exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Funds' Statements of Assets and Liabilities, less any collat-
eral held by the Funds.

Certain Funds invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedules of
Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

8. Capital Share Transactions:

BHL and BLW are authorized to issue an unlimited number of shares, par value $0.001, all of which were initially classified as Common Shares. DVF and FRA are authorized to issue 200 million shares, par value $0.10, all of which were initially classified as Common Shares. The Board is authorized, however, to classify and reclassify any unissued shares without approval of
Common Shareholders.

For the years shown, shares issued and outstanding increased by the fol-
lowing amounts as a result of dividend reinvestments:

	Year Ended	Year Ended
	August 31, 2010	August 31, 2009
BHL	—	84,923
DVF	52,693	129,277
FRA	72,267	31,791

Shares issued and outstanding remained constant during the years ended
August 31, 2010 and 2009 for BLW.

At August 31, 2010, the shares owned by affiliates of the Manager of the
Funds were as follows:

Shares
BHL	8,517
FRA	9,017

64 ANNUAL REPORT

AUGUST 31, 2010

Notes to Financial Statements (continued)
Transactions in capital shares, with respect to Senior Floating Rate and Senior Floating Rate II, were as follows:
	Year Ended		Year Ended
	August 31, 2010		August 31, 2009
Senior Floating Rate	Shares	Amount	Shares	Amount
Shares sold	2,423,990	$ 18,308,182	3,495,709	$ 22,066,554
Shares issued to shareholders in reinvestment of dividends	135,475	1,019,194	189,466	1,198,984
Total issued	2,559,465	19,327,376	3,685,175	23,265,538
Shares tendered	(6,801,031)	(50,873,171)	(10,231,989)	(65,061,276)
Net decrease	(4,241,566)	$ (31,545,795)	(6,546,814)	$ (41,795,738)
Senior Floating Rate II
Shares sold	2,093,983	$ 17,121,260	3,475,221	$ 23,697,009
Shares issued to shareholders in reinvestment of dividends	77,460	629,469	83,856	580,777
Total issued	2,171,443	17,750,729	3,559,077	24,277,786
Shares tendered	(3,249,989)	(26,508,193)	(5,697,156)	(39,247,148)
Net decrease	(1,078,546)	$ (8,757,464)	(2,138,079)	$ (14,969,362)

9. Borrowings:

On March 5, 2009, BHL, DVF and FRA entered into a senior committed secured, 364-day revolving line of credit and a separate security agreement
(the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”).
The Funds have granted a security interest in substantially all of their assets to SSB. The SSB Agreement allowed for the following maximum commitment amounts:

Commitment
Amounts
BHL	$ 55,000,000
DVF	$ 50,000,000
FRA	$103,000,000

Advances are made by SSB to the Funds, at the Funds option (a) the higher of (i) 1.0% above the Fed Effective Rate and (ii) 1.0% above the
Overnight LIBOR or (b) 1.0% above the 7-day, 30-day, 60-day or 90-day
LIBOR. In addition, the Funds pay a facility fee and a commitment fee based on SSB’s total commitment to the Funds. The fees associated with each of the agreements are included in the Statements of Operations as borrowing costs. Advances to the Funds as of August 31, 2010 are shown in the Statements of Assets and Liabilities as loan payable. The SSB
Agreement was renewed for 364 days under substantially the same terms effective March 4, 2010. The SSB Agreement allows for the following maxi-
mum commitment amounts:

Commitment
Amounts
BHL	$ 55,000,000
DVF	$ 55,000,000
FRA	$103,000,000

The Funds may not declare dividends or make other distributions on shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding short-term borrowings is less than 300%.

BLW borrowed under the Term Asset-Backed Securities Loan Facility
(“TALF”). The TALF program was launched by the U.S. Department of
Treasury and the Federal Reserve Board as a credit facility designed to restore liquidity to the market for asset-backed securities. The Federal
Reserve Bank of New York (“FRBNY”) provided up to $1 trillion in non-
recourse loans to support the issuance of certain AAA-rated asset-backed securities and commercial mortgage-backed securities (“Eligible
Securities”). The Fund posted as collateral already-held Eligible Securities, which were all commercial mortgage-backed securities, in return for a non-
recourse, 5-year term loan (“TALF loan”) in an amount equal to approxi-
mately 85% of the value of such Eligible Securities. The TALF loan is shown as TALF loan at value on the Statements of Assets and Liabilities. The fol-
lowing is a summary of the outstanding TALF loan and related information as of August 31, 2010:

	Aggregate	Aggregate			Value of
	Number	Value	Maturity	Interest	Eligible
	of Loans	of Loans	Date	Rate	Securities
BLW	1	$12,685,079	12/22/14	3.62%	$15,666,293

The non-recourse provision of the TALF loan allows the Fund to satisfy loan obligations with Eligible Securities, subject to certain conditions, even if the value of the Eligible Securities falls below the outstanding amount of the loan. The Fund can repay the TALF loan prior to the maturity date with no penalty. Principal and interest due on the loan will typically be paid with principal paydowns and interest received from the Eligible Securities. Credit agreements underlying each loan contain provisions to address instances in which interest payments on Eligible Securities fall short of amounts due to the FRBNY. The Fund paid to the FRBNY a one time administration fee of
0.20% of the amount borrowed, which was expensed as incurred in the

ANNUAL REPORT

AUGUST 31, 2010

Notes to Financial Statements (concluded)

current period by the Fund and is included in borrowing costs in the
Statements of Operations. The Fund also pays a financing fee equal to the
5-year LIBOR swap rate plus 1.00% on the outstanding loan amount payable monthly, which is included in interest expense in the Statements of Operations.

Since the Fund has the ability to potentially satisfy TALF loan obligations by surrendering Eligible Securities, potential losses by the Fund associated with the TALF loan are limited to the difference between the amount of
Eligible Securities posted at the time of loan initiation and the loan pro-
ceeds received by the Fund.

The Fund has elected to account for the outstanding TALF loan at fair value. The Fund elected to fair value its TALF loan to more closely align changes in the value of the TALF loan with changes in the value of the
Eligible Securities and to reduce the potential volatility in the Statements of Operations which could result if only the Eligible Securities were fair valued. The TALF loan is valued utilizing quotations received from a board approved pricing service. TALF-eligible Asset-Backed Securities/Commercial
Mortgage-Backed Securities (“ABS/CMBS”) value may be affected by historic defaults and prepayments on the asset pool, expected future defa-
luts and prepayments, current interest rate levels, current and forward modeled ABS/CMBS spread levels. Accordingly, TALF loan valuation methodologies may include, but are not limited to, the following inputs:
(i) ABS/CMBS prepayment assumptions, (ii) discount rates and (iii) the non-recourse put option valuation. The resulting TALF loan valuation com-
bines the present value of the future loan cash flows, plus the value of the non-recourse option. The change in unrealized gain or loss associated with fair valuing the TALF loan will be reflected in the Statements of
Operations.

For the year ended August 31, 2010, the daily weighted average interest rates for Funds with loans under the revolving credit agreements were as follows:

Daily Weighted
Average
Interest Rate
BHL	1.24%
DVF	1.31%
FRA	1.24%

For the year ended August 31, 2010, the daily weighted average interest rate for BLW for reverse repurchase agreements, treasury rolls and TALF loans were as follows:

Daily Weighted
Average
Interest Rate
BLW	1.08%

10. Subsequent Events:

Management's evaluation of the impact of all subsequent events on the
Funds' financial statements was completed through the date the financial statements were issued and the following items were noted:

On September 7, 2010, BLW repaid its outstanding TALF loan and the security posted as collateral was returned to the Fund. BLW funded the repayment of the TALF loan by entering into reverse repurchase agreements.

On September 2, 2010, the Board of each of Senior Floating Rate and Senior Floating Rate II (the "Senior Floating Rate Funds") and on
September 17, 2010 the Board of Trustees of BlackRock Funds II approved the reorganization of each Senior Floating Rate Fund into the BlackRock
Floating Rate Income Portfolio, a series of BlackRock Funds II, with the
BlackRock Floating Rate Income Portfolio being the surviving fund (the
“Reorganizations”). The reorganizations are subject to shareholder approval and certain other conditions. If approved by shareholders, it is currently expected that each Reorganization would be completed in the first quarter of 2011.

Each Senior Floating Rate Fund is a "feeder" fund that invests all of its assets in the Master LLC. In connection with the Reorganizations, the Board of the Master LLC approved the liquidation and dissolution of the Master
LLC and the distribution of its assets in the event one or both of the
Reorganizations are approved by shareholders.

Each Fund listed below paid a net investment income dividend on
September 30, 2010 to shareholders of record on September 15, 2010 as follows:

Common Dividend
Per Share
BHL	$0.0660
DVF	$0.0635
FRA	$0.0770
BLW	$0.0875

66 ANNUAL REPORT

AUGUST 31, 2010

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
BlackRock Diversified Income Strategies Fund, Inc.
BlackRock Floating Rate Income Strategies Fund, Inc.
BlackRock Senior Floating Rate Fund, Inc. and
BlackRock Senior Floating Rate Fund II, Inc.
and to the Shareholders and Board of Trustees of
BlackRock Defined Opportunity Credit Trust and
BlackRock Limited Duration Income Trust
(collectively the “Funds”):

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Defined Opportunity
Credit Trust as of August 31, 2010, and the related statements of opera-
tions and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, and the period January 31, 2008 (commencement of operations) to August 31,
2008. We have also audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock Diversified
Income Strategies Fund, Inc. and BlackRock Floating Rate Income
Strategies Fund, Inc. as of August 31, 2010, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. We have also audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Limited
Duration Income Trust as of August 31, 2010, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, the period November 1, 2007 to August 31, 2008, and each of the three years in the period ended October 31, 2007. We have also audited the accompanying statements of assets and liabilities of BlackRock Senior
Floating Rate Fund, Inc. and BlackRock Senior Floating Rate Fund II, Inc.
as of August 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform an audit of their internal control over financial report-
ing. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.
Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and signifi-
cant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2010, by correspondence with the custodians, brokers and agent banks; where replies were not received from brokers or agent banks, we performed other auditing procedures.
We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of
BlackRock Defined Opportunity Credit Trust, BlackRock Diversified Income
Strategies Fund, Inc., BlackRock Floating Rate Income Strategies Fund, Inc.
and BlackRock Limited Duration Income Trust as of August 31, 2010, the
results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United
States of America. Additionally, in our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of BlackRock Senior Floating Rate Fund, Inc. and
BlackRock Senior Floating Rate Fund II, Inc. as of August 31, 2010, the
results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United
States of America.

Deloitte & Touche LLP
Princeton, New Jersey
October 30, 2010

ANNUAL REPORT

AUGUST 31, 2010

Important Tax Information

The following information is provided with respect to the ordinary income distributions paid by the Funds for the taxable year ended August 31, 2010:

						Senior
					Senior	Floating
	BHL	DVF	FRA	BLW	Floating Rate	Rate II
Interest-Related Dividends for Non-U.S. Residents*†
September 2009 – January 2010	71.65%	100.00%	78.34%	73.88%	86.42%	86.22%
February 2010 – August 2010	88.90%	88.36%	85.97%	88.83%	81.10%	79.27%

† Expressed as a percentage of the ordinary income distributions.
* Represents the portion of the taxable ordinary income dividends eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.

68 ANNUAL REPORT

AUGUST 31, 2010

Master Portfolio Summary as of August 31, 2010			Master Senior Floating Rate LLC
Portfolio Composition
	Percent of
	Long-Term Investments
Asset Mix	8/31/10	8/31/09
Floating Rate Loan Interests	85%	91%
Corporate Bonds	15	9

ANNUAL REPORT

AUGUST 31, 2010

Schedule of Investments August 31, 2010

Master Senior Floating Rate LLC
(Percentages shown are based on Net Assets)

Common Stocks (a)		Shares	Value
Chemicals — 0.0%
GEO Specialty Chemicals, Inc. (b)		39,151	$ 15,030
Wellman Holdings, Inc.		5,206	260
			15,290
Commercial Services & Supplies — 0.0%
SIRVA		1,817	18,170
Paper & Forest Products — 0.4%
Ainsworth Lumber Co. Ltd.	309,538		725,695
Ainsworth Lumber Co. Ltd. (b)	376,109		881,768
			1,607,463
Total Common Stocks — 0.4%			1,640,923
		Par
Corporate Bonds		(000)
Airlines — 0.2%
Air Canada, 9.25%, 8/01/15 (b)	USD	900	882,000
Auto Components — 0.7%
Icahn Enterprises LP:
7.75%, 1/15/16		1,125	1,116,562
8.00%, 1/15/18		2,250	2,238,750
			3,355,312
Chemicals — 1.3%
GEO Specialty Chemicals, Inc.:
7.50%, 3/31/15 (b)(c)(d)		2,555	1,660,566
10.00%, 3/31/15		2,515	1,634,464
Wellman Holdings, Inc., Subordinate Note (d):
(Second Lien), 10.00%, 1/29/19 (b)		2,000	1,740,000
(Third Lien), 5.00%, 1/29/19 (c)		2,381	928,497
			5,963,527
Commercial Banks — 0.2%
CIT Group, Inc., 7.00%, 5/01/17		1,200	1,128,374
Commercial Services & Supplies — 0.6%
Clean Harbors, Inc., 7.63%, 8/15/16		1,600	1,640,000
The Geo Group, Inc., 7.75%, 10/15/17 (b)		1,050	1,081,500
			2,721,500
Containers & Packaging — 0.6%
Berry Plastics Corp.:
8.25%, 11/15/15		1,700	1,704,250
9.50%, 5/15/18 (b)		960	883,200
Berry Plastics Holding Corp., 8.88%, 9/15/14		175	166,688
			2,754,138
Diversified Financial Services — 1.1%
Ally Financial Inc., 8.30%, 2/12/15 (b)		2,100	2,184,000
FCE Bank Plc:
7.88%, 2/15/11	GBP	100	155,282
7.13%, 1/16/12	EUR	1,300	1,705,085
7.13%, 1/15/13		200	262,321
GMAC, Inc., 2.74%, 12/01/14 (e)	USD	800	687,782
			4,994,470

		Par
Corporate Bonds		(000)	Value
Diversified Telecommunication Services — 0.6%
ITC Deltacom, Inc., 10.50%, 4/01/16	USD	1,250	$ 1,231,250
Qwest Communications International, Inc., 8.00%,
10/01/15 (b)		1,200	1,290,000
			2,521,250
Energy Equipment & Services — 0.4%
Expro Finance Luxembourg SCA, 8.50%, 12/15/16 (b)		1,750	1,636,250
Food & Staples Retailing — 0.1%
Rite Aid Corp., 8.00%, 8/15/20 (b)		670	665,813
Food Products — 0.3%
Smithfield Foods, Inc., 10.00%, 7/15/14 (b)		1,220	1,361,825
Health Care Providers & Services — 0.5%
American Renal Holdings, 8.38%, 5/15/18 (b)		485	485,000
HCA, Inc., 7.25%, 9/15/20		1,695	1,771,275
			2,256,275
Hotels, Restaurants & Leisure — 0.3%
MGM Resorts International, 11.13%, 11/15/17		1,030	1,151,025
Household Durables — 0.6%
Beazer Homes USA, Inc., 12.00%, 10/15/17		2,300	2,590,375
IT Services — 0.3%
SunGard Data Systems, Inc., 4.88%, 1/15/14		1,429	1,368,268
Independent Power Producers & Energy Traders — 1.7%
Calpine Construction Finance Co. LP, 8.00%,
6/01/16 (b)		3,270	3,433,500
Energy Future Holdings Corp., 10.00%, 1/15/20 (b)		1,400	1,348,204
NRG Energy, Inc., 7.25%, 2/01/14		2,800	2,856,000
			7,637,704
Media — 1.6%
Clear Channel Worldwide Holdings, Inc.:
9.25%, 12/15/17		735	762,562
Series B, 9.25%, 12/15/17		2,540	2,663,825
DISH DBS Corp., 6.63%, 10/01/14		950	971,375
UPC Germany GmbH, 8.13%, 12/01/17 (b)		2,750	2,825,625
			7,223,387
Oil, Gas & Consumable Fuels — 0.6%
Coffeyville Resources LLC, 9.00%, 4/01/15 (b)		540	554,850
OPTI Canada, Inc., 9.00%, 12/15/12 (b)		2,120	2,125,300
			2,680,150
Paper & Forest Products — 0.7%
NewPage Corp., 11.38%, 12/31/14		3,715	3,018,438
Textiles, Apparel & Luxury Goods — 0.4%
Phillips-Van Heusen Corp., 7.38%, 5/15/20		1,645	1,694,350
Wireless Telecommunication Services — 1.1%
Cricket Communications, Inc., 7.75%, 5/15/16		2,825	2,916,812
Nextel Communications, Inc., Series E, 6.88%,
10/31/13		1,525	1,521,187
Sprint Capital Corp., 8.38%, 3/15/12		675	713,813
			5,151,812
Total Corporate Bonds — 13.9%			62,756,243

Portfolio Abbreviations
To simplify the listings of portfolio holdings in the	CAD	Canadian Dollar	GBP	British Pound
Schedule of Investments, the names and descriptions of	EUR	Euro	MSCI	Morgan Stanley Capital International
many of the securities have been abbreviated according	FKA	Formerly Known As	USD	US Dollar
to the following list:
See Notes to Financial Statements.

70 ANNUAL REPORT

AUGUST 31, 2010

Schedule of Investments (continued)

Master Senior Floating Rate LLC
(Percentages shown are based on Net Assets)

		Par
Floating Rate Loan Interests (e)		(000)	Value
Aerospace & Defense — 1.5%
DynCorp International, Term Loan, 6.25%, 7/07/16	USD	1,675	$ 1,662,019
Hawker Beechcraft Acquisition Co., LLC:
Letter of Credit Linked Deposit, 0.43%, 3/26/14		177	140,809
Term Loan, 2.26% – 2.53%, 3/26/14		2,916	2,323,106
TASC, Inc.:
Tranche A Term Loan, 5.50%, 12/18/14		808	808,173
Tranche B Term Loan, 5.75%, 12/18/15		1,642	1,645,854
			6,579,961
Airlines — 0.3%
Delta Air Lines, Inc., Credit-Linked Deposit Loan,
0.11% – 2.28%, 4/30/12		1,455	1,391,344
Auto Components — 2.2%
Affinion Group, Inc., Tranche B Term Loan, 5.00%,
10/09/16		2,743	2,639,106
Allison Transmission, Inc., Term Loan, 3.04%, 8/07/14		7,273	6,701,352
Exide Global Holdings Netherlands C.V., European
Borrower, Term Loan, 3.94%, 5/15/12	EUR	559	655,284
			9,995,742
Automobiles — 1.2%
Ford Motor Co.:
Tranche B-1 Term Loan, 3.03%, 12/15/13	USD	5,344	5,140,510
Tranche B-2 Term Loan, 12/15/13		390	373,640
			5,514,150
Building Products — 2.1%
Building Materials Corp. of America, Term Loan Advance,
3.06%, 2/22/14		492	483,083
Goodman Global, Inc., Term Loan, 6.25%, 2/13/14		5,678	5,698,083
Momentive Performance Materials (Blitz 06-103 GmbH):
Tranche B-1 Term Loan, 2.56%, 12/04/13		962	904,032
Tranche B-2 Term Loan, 2.88%, 12/04/13	EUR	2,074	2,409,735
			9,494,933
Capital Markets — 0.6%
Marsico Parent Co., LLC, Term Loan, 5.31% – 5.56%,
12/15/14	USD	759	526,462
Nuveen Investments, Inc., Term Loan (First Lien),
3.48% – 3.53%, 11/13/14		2,274	2,007,718
			2,534,180
Chemicals — 5.9%
Brenntag Holding GmbH & Co. KG:
Acquisition Facility 1, 4.01% – 4.48%, 1/20/14		76	74,704
Facility B2, 4.02% – 4.06%, 1/20/14		1,551	1,531,297
CF Industries, Inc., Term Loan B-1, 4.50%, 4/05/15		1,771	1,779,899
Chemtura Corp.:
Debtor in Possession Term Facility, 6.00%, 2/11/11		2,800	2,793,000
Exit Term Loan, 5.50%, 8/16/16		2,500	2,510,417
Gentek Holding, LLC, Tranche B Term Loan, 7.00%,
10/29/14		1,177	1,176,750
Huish Detergents, Inc., Loan (Second Lien), 4.55%,
10/26/14		750	723,750
Lyondell Chemical Co., Exit Term Loan, 5.50%, 4/08/16		770	775,347
MacDermid, Inc., Tranche C Term Loan, 2.27%,
4/12/14	EUR	1,000	1,152,794
Nalco Co., Term Loan, 6.50%, 5/13/16	USD	3,589	3,600,711
PQ Corp. (FKA Niagara Acquisition, Inc.), Term Loan
(First Lien), 3.52% – 3.73%, 7/30/14		3,423	3,130,268
Rockwood Specialties Group, Inc., Term Loan H,
6.00%, 5/15/14		2,245	2,244,159
Solutia, Inc., Term Loan, 4.75%, 3/17/17		2,032	2,030,276
Tronox Worldwide LLC:
Tranche B-1 Term Loan, 11.25%, 9/20/10		2,404	2,423,651
Tranche B-2 Term Loan, 11.25%, 9/20/10		646	651,130
			26,598,153

	Par
Floating Rate Loan Interests (e)	(000)	Value
Commercial Banks — 1.3%
CIT Group, Inc., Tranche 3 Term Loan, 6.25%, 8/11/15 USD	6,000	$ 5,980,440
Commercial Services & Supplies — 4.8%
ARAMARK Corp.:
Letter of Credit-1 Facility, 0.11%, 1/26/14	48	45,785
Letter of Credit-2 Facility, 0.11%, 7/26/16	76	73,619
US Term Loan, 2.41%, 1/26/14	670	633,110
US Term Loan B, 3.78%, 7/26/16	1,155	1,119,427
AWAS Finance Luxembourg Sarl, Term Loan, 7.75%,
6/10/16	1,300	1,307,583
Adesa, Inc. (KAR Holdings, Inc.), Initial Term Loan,
3.02%, 10/21/13	611	586,996
Advanced Disposal Services, Inc., Term Loan B, 6.00%,
1/14/15	1,294	1,293,500
Altegrity, Inc., Incremental Term Loan, 7.75%, 2/21/15	2,000	1,992,500
Casella Waste Systems, Inc., Term Loan B, 7.00%,
4/09/14	1,411	1,418,179
Delos Aircraft, Inc., Term Loan 2, 7.00%, 3/17/16	1,100	1,105,959
Diversey, Inc. (FKA Johnson Diversey, Inc.), Tranche B
Dollar Term Loan, 5.50%, 11/24/15	1,592	1,588,020
International Lease Finance Corp., Term Loan 1,
6.75%, 3/17/15	2,825	2,847,365
Protection One, Inc., Term Loan, 6.00%, 6/04/16	2,000	1,977,500
SIRVA Worldwide, Inc., Loan (Second Lien), 12.00%,
5/12/15	474	118,611
Synagro Technologies, Inc., Term Loan (First Lien),
2.27% – 2.28%, 4/02/14	2,688	2,271,592
West Corp., Incremental Term Loan B-3, 7.25%,
10/24/13	3,078	3,067,268
		21,447,014
Construction & Engineering — 0.3%
Safway Services, LLC, First Out Tranche Loan, 9.00%,
12/18/17	1,500	1,500,000
Construction Materials — 0.3%
Fairmount Minerals Ltd., Term Loan B, 6.25%, 8/05/16	1,425	1,425,594
Consumer Finance — 2.5%
AGFS Funding Co., Term Loan, 7.25%, 4/21/15	6,925	6,842,766
Daimler Chrysler Financial Services Americas LLC,
Term Loan (Second Lien), 6.78%, 8/05/13	4,423	4,407,423
		11,250,189
Containers & Packaging — 0.8%
Anchor Glass Container Corp., Term Loan (First Lien),
6.00%, 3/02/16	1,089	1,078,005
BWAY Holdings Co., Term Loan B, 5.50% – 6.00%,
6/16/17	320	319,600
Berry Plastics Holding Corp., Term Loan C, 2.38%,
4/03/15	1,376	1,254,339
Graham Packaging Co., LP, Term Loan C, 6.75%,
4/05/14	711	714,487
ICL Industrial Containers ULC/ICL Contenants Industriels
ULC (FKA BWAY), Term Loan C, 5.50% – 6.00%, 6/16/17	30	29,981
		3,396,412
Diversified Consumer Services — 2.9%
Coinmach Service Corp., Term Loan, 3.35%, 11/14/14	3,910	3,408,835
Laureate Education, Series A New Term Loan, 7.00%,
8/15/14	6,404	6,296,604
ServiceMaster Co.:
Closing Date Term Loan, 2.77% – 3.04%, 7/24/14	3,288	3,021,719
Delayed Draw Term Loan, 2.77%, 7/24/14	327	300,918
		13,028,076

See Notes to Financial Statements.

ANNUAL REPORT

AUGUST 31, 2010

Schedule of Investments (continued)

Master Senior Floating Rate LLC
(Percentages shown are based on Net Assets)

		Par
Floating Rate Loan Interests (e)		(000)	Value
Diversified Financial Services — 2.2%
MSCI, Inc., Term Loan, 4.75%, 6/01/16	USD	1,970	$ 1,975,809
Reynolds Group Holdings, Inc.:
Incremental US Term Loan, 6.25%, 5/05/16		2,300	2,283,709
US Term Loan, 6.25%, 5/05/16		3,746	3,726,582
Whitelabel IV SA:
Term Loan B1, 5.00%, 8/11/17	EUR	565	708,837
Term Loan B2, 5.00%, 8/11/17		935	1,173,030
			9,867,967
Diversified Telecommunication Services — 2.6%
Cincinnati Bell Inc., Tranche B Term Loan, 6.50%,
6/11/17	USD	1,845	1,831,535
Hawaiian Telcom Communications, Inc., Tranche C
Term Loan, 4.75%, 5/30/14 (c)		1,937	1,356,031
Integra Telecom Holdings, Inc., Term Loan, 9.25%,
4/15/15		1,600	1,596,000
Level 3 Communications, Incremental Term Loan,
2.53% – 2.78%, 3/13/14		4,825	4,322,143
Wind Finance SL SA, Euro Facility (Second Lien),
7.89%, 12/17/14	EUR	2,000	2,529,353
			11,635,062
Electric Utilities — 0.7%
New Development Holdings LLC, Term Loan, 7.00%,
7/03/17	USD	3,250	3,282,500
Electrical Equipment — 0.6%
Baldor Electric Co., Term Loan, 5.25% – 5.50%, 1/31/14		2,527	2,527,463
Electronic Equipment, Instruments & Components — 1.9%
CDW LLC (FKA CDW Corp.), Term Loan, 4.28%, 10/10/14		2,051	1,837,179
Flextronics International Ltd.:
Closing Date Loan A, 2.53% – 2.56%, 10/01/14		310	289,996
Closing Date Loan B, 2.56%, 10/01/12		1,606	1,546,332
L-1 Identity Solutions Operating Co., Tranche B-1
Term Loan, 6.75%, 8/05/13		2,202	2,188,780
Styron Sarl, Term Loan, 7.50%, 6/17/16		2,700	2,721,087
			8,583,374
Energy Equipment & Services — 0.4%
MEG Energy Corp., Tranche D Term Loan, 6.00%,
4/03/16		1,920	1,915,374
Food & Staples Retailing — 2.9%
AB Acquisitions UK Topco 2 Ltd. (FKA Alliance Boots),
Facility B1, 3.55%, 7/09/15	GBP	2,425	3,459,690
Bolthouse Farms, Inc., Term Loan (First Lien), 5.50%,
2/11/16	USD	1,895	1,884,807
DS Waters of America, Inc., Term Loan, 2.51%, 10/29/12		1,368	1,307,754
Pierre Foods, Term Loan, 7.00%, 3/03/16		1,877	1,871,400
Pilot Travel Centers LLC, Initial Tranche B Term Loan,
5.25%, 6/30/16		3,895	3,899,373
Rite Aid Corp., Term Loan B, 6.00%, 7/09/14		795	767,970
			13,190,994
Food Products — 2.2%
Dole Food Co., Inc., Tranche B-1 Term Loan,
5.00% – 5.50%, 3/02/17		996	997,579
Michael Foods Group, Inc. (FKA M-Foods Holdings, Inc.)
Term Loan B, 6.25%, 6/29/16		1,600	1,601,142
Pilgrim's Pride Corp., Term Loan A, 5.53%, 12/01/12		2,085	2,064,150
Pinnacle Foods Finance LLC, Tranche D Term Loan,
6.00%, 4/02/14		2,837	2,840,546
Solvest Ltd. (Dole), Tranche C-1 Term Loan,
5.00% – 5.50%, 3/02/17		2,475	2,479,016
			9,982,433
Health Care Equipment & Supplies — 1.1%
Biomet, Inc., Dollar Term Loan, 3.26% – 3.54%, 3/25/15		1,198	1,157,679
DJO Finance LLC (FKA ReAble Therapeutics Finance LLC),
Term Loan, 3.26%, 5/20/14		2,137	2,027,498
Fresenius SE:
Tranche C-1 Dollar Term Loan, 4.50%, 9/10/14		1,131	1,132,619
Tranche C-2 Term Loan, 4.50%, 9/10/14		605	605,931
			4,923,727

		Par
Floating Rate Loan Interests (e)		(000)	Value
Health Care Providers & Services — 4.9%
CHS/Community Health Systems, Inc.:
Delayed Draw Term Loan, 2.55%, 7/25/14	USD	295	$ 278,558
Term Loan Facility, 2.55%, 7/25/14		5,759	5,429,356
DaVita, Inc., Tranche B-1 Term Loan, 1.77% – 2.04%,
10/05/12		600	590,747
Gentiva Health Services, Inc., Term Loan B, 6.75%,
8/12/16		1,800	1,776,375
HCA, Inc.:
Tranche A-1 Term Loan, 2.03%, 11/16/12		5,185	4,988,629
Tranche B-1 Term Loan, 2.78%, 11/18/13		250	240,624
Tranche B-2 Term Loan, 3.78%, 3/31/17		100	96,797
inVentiv Health, Inc. (FKA Ventive Health, Inc.),
Term Loan B, 6.50%, 7/31/16		4,000	3,992,500
Renal Advantage Holdings, Inc., Tranche B Term Loan,
6.00%, 6/03/16		1,900	1,900,000
Vanguard Health Holding Co. II, LLC (Vanguard Health
Systems, Inc.), Initial Term Loan, 5.00%, 1/29/16		2,807	2,774,298
			22,067,884
Health Care Technology — 0.8%
IMS Health, Inc., Tranche B Dollar Term Loan,
5.25%, 2/26/16		3,687	3,693,969
Hotels, Restaurants & Leisure — 4.8%
Harrah's Operating Co., Inc.:
Term Loan B-3, 3.50% – 3.53%, 1/28/15		2,953	2,522,848
Term Loan B-4, 9.50%, 10/31/16		2,985	3,046,360
Penn National Gaming, Inc., Term Loan B, 2.01% –
2.24%, 10/03/12		1,450	1,414,286
SW Acquisitions Co., Inc., Term Loan, 5.75%, 6/01/16		4,110	4,113,415
Six Flags Theme Parks, Inc., Tranche B Term Loan
(First Lien), 6.00%, 6/30/16		3,048	3,012,489
Travelport LLC (FKA Travelport, Inc.):
Delayed Draw Term Loan, 2.76%, 8/23/13		795	754,290
Original Post-First Amendment and Restatement
Synthetic Letter of Credit Loan, 3.03%, 8/23/13		76	71,831
Tranche B Dollar Term Loan, 2.76%, 8/23/13		419	395,585
Universal City Development Partners, Ltd., Term Loan,
5.50%, 11/16/14		1,836	1,837,987
VML US Finance LLC (FKA Venetian Macau):
Term B Delayed Draw Project Loan, 5.04%, 5/25/12		1,250	1,228,609
Term B Funded Project Loan, 5.04%, 5/27/13		3,512	3,450,883
			21,848,583
Household Durables — 0.1%
American Achievement Corp., Tranche B Term Loan,
6.25% – 6.50%, 3/25/11		445	420,446
IT Services — 3.6%
Audio Visual Services Group, Inc., Tranche B Term Loan
(First Lien), 2.79%, 2/28/14 (c)		1,336	988,832
Ceridian Corp., US Term Loan, 3.26%, 11/09/14		2,194	1,951,927
EVERTEC, Inc., Term Loan B, 7.00%, 8/20/16		1,300	1,270,750
First Data Corp.:
Initial Tranche B-1 Term Loan, 3.01%, 9/24/14		336	287,031
Initial Tranche B-2 Term Loan, 3.01%, 9/24/14		4,830	4,118,565
Initial Tranche B-3 Term Loan, 3.01%, 9/24/14		2,084	1,777,558
SunGard Data Systems, Inc. (Solar Capital Corp.),
Incremental Term Loan, 6.75%, 2/28/14		2,967	2,963,046
TransUnion LLC, Term Loan, 6.75%, 6/15/17		3,000	3,027,189
			16,384,898
Independent Power Producers & Energy Traders — 0.9%
Dynegy Holdings, Inc.:
Term Letter of Credit Facility, 4.02%, 4/02/13		716	703,573
Tranche B Term Loan, 4.02%, 4/02/13		57	56,348
Texas Competitive Electric Holdings Co., LLC (TXU):
Initial Tranche B-2 Term Loan, 3.79% – 4.07%,
10/10/14		3,096	2,345,853
Initial Tranche B-3 Term Loan, 3.79% – 4.03%,
10/10/14		1,121	844,609
			3,950,383

See Notes to Financial Statements.

72 ANNUAL REPORT

AUGUST 31, 2010

Schedule of Investments (continued)

Master Senior Floating Rate LLC
(Percentages shown are based on Net Assets)

		Par
Floating Rate Loan Interests (e)		(000)	Value
Industrial Conglomerates — 1.8%
Sequa Corp., Term Loan, 3.79%, 12/03/14	USD	8,633	$ 7,942,388
Insurance — 0.3%
Alliant Holdings I, Inc., Term Loan, 3.53%, 8/21/14		1,668	1,584,273
Leisure Equipment & Products — 0.1%
Fender Musical Instruments Corp.:
Delayed Draw Loan, 2.55%, 6/09/14		159	132,982
Initial Loan, 2.79%, 6/09/14		315	263,250
			396,232
Machinery — 0.4%
Oshkosh Truck Corp., Term Loan B, 6.44% – 6.54%,
12/06/13		1,727	1,736,812
Marine — 0.2%
Horizon Lines, LLC:
Revolving Loan, 3.52% – 3.55%, 8/08/12		610	521,831
Term Loan, 3.79%, 8/08/12		462	421,132
			942,963
Media — 13.4%
Cengage Learning Acquisitions, Inc. (Thomson Learning),
Tranche 1 Incremental Term Loan, 7.50%,
7/03/14		5,540	5,521,540
Cequel Communications, LLC, New Term Loan, 2.30%,
11/05/13		425	408,293
Charter Communications Operating, LLC:
New Term Loan, 2.26%, 3/06/14		947	895,882
Term Loan B1, 7.25%, 3/06/14		1,747	1,784,174
Term Loan C, 3.79%, 9/06/16		7,859	7,517,000
Clarke American Corp., Term Loan B, 2.76%, 6/30/14		2,261	1,948,922
FoxCo Acquisition Sub, LLC, Term Loan, 7.50%, 7/14/15		1,547	1,488,086
HMH Publishing Co., Ltd., Tranche A Term Loan, 5.79%,
6/12/14 (c)		3,237	2,947,017
Intelsat Corp. (FKA PanAmSat Corp.):
Tranche B-2-A Term Loan, 3.03%, 1/03/14		547	517,102
Tranche B-2-B Term Loan, 3.03%, 1/03/14		547	516,789
Tranche B-2-C Term Loan, 3.03%, 1/03/14		547	516,789
Intelsat Subsidiary Holding Co. Ltd., Term Loan B,
3.03%, 7/03/13		206	196,073
Interactive Data Corp., Term Loan, 6.75%, 1/29/17		2,100	2,112,249
Local TV Finance, LLC, Term Loan, 2.27%, 5/07/13		685	609,177
MCNA Cable Holdings LLC (OneLink Communications),
Loan, 6.89%, 3/01/13 (c)		1,336	1,135,420
Mediacom Illinois, LLC (FKA Mediacom Communications,
LLC):
Tranche D Term Loan, 5.50%, 3/31/17		1,489	1,458,491
Tranche E Term Loan, 4.50%, 10/23/17		1,850	1,745,906
Newsday, LLC, Floating Rate Term Loan, 6.78%, 8/01/13		2,500	2,512,500
Nielsen Finance LLC:
Class A Dollar Term Loan, 2.29%, 8/09/13		68	65,191
Class B Dollar Term Loan, 4.04%, 5/01/16		3,379	3,265,319
Class C Dollar Term Loan, 4.04%, 5/28/16		1,100	1,055,527
Penton Media, Inc., Term Loan (First Lien), 5.00%,
8/01/14 (c)		486	335,005
Regal Cinemas Corp., Term Loan, 4.03%, 11/19/16		1,471	1,452,921
Sinclair Television Group, Inc., New Tranche B Loan, 5.50%,
10/29/15		1,841	1,842,443
Springer Science+Business Media SA, Facility A1,
6.75%, 7/01/16	EUR	3,400	4,261,976
Sunshine Acquisition Ltd. (FKA HIT Entertainment),
Term Facility, 5.68%, 6/01/12	USD	2,157	2,011,809
TWCC Holdings Corp., Replacement Term Loans, 5.00%,
9/14/15		3,542	3,537,760
UPC Financing Partnership, Facility U, 4.64%, 12/31/17 EUR		2,100	2,470,334
Virgin Media Investment Holdings Ltd., Facility B,
4.78%, 12/31/15	GBP	3,000	4,460,064
Yell Group Plc/Yell Finance (UK) Ltd., Facility A3,
2.60%, 8/09/11	USD	1,641	1,583,203
			60,172,962

		Par
Floating Rate Loan Interests (e)		(000)	Value
Multi-Utilities — 0.3%
Energy Transfer Equity, LP, Term Loan, 2.02%, 11/01/12	USD	750	$ 734,063
FirstLight Power Resources, Inc. (FKA NE Energy, Inc.):
Synthetic Letter of Credit, 0.41%, 11/01/13		6	5,612
Term B Advance (First Lien), 3.06%, 11/01/13		367	340,411
Mach Gen, LLC, Synthetic Letter of Credit Loan
(First Lien), 0.28%, 2/22/13		69	64,156
			1,144,242
Multiline Retail — 1.2%
Dollar General Corp., Tranche B-2 Term Loan, 3.01% –
3.03%, 7/07/14		1,450	1,396,141
Hema Holding BV:
Facility B, 2.65%, 7/06/15	EUR	861	1,032,557
Facility C, 3.40%, 7/05/16		861	1,032,558
The Neiman Marcus Group, Inc., Term Loan, 2.30%,
4/06/13	USD	2,123	2,012,012
			5,473,268
Oil, Gas & Consumable Fuels — 0.2%
Big West Oil, LLC, Term Loan, 12.00%, 7/23/15		1,075	1,087,989
Paper & Forest Products — 0.4%
Georgia-Pacific LLC:
Term Loan B, 2.30% – 2.53%, 12/23/12		590	580,944
Term Loan B-2, 2.30% – 2.53%, 12/20/12		1,290	1,271,348
			1,852,292
Personal Products — 0.0%
American Safety Razor Co., LLC, Term Loan (First Lien),
8.00%, 7/31/13		178	163,600
Pharmaceuticals — 1.0%
Warner Chilcott Co., LLC, Term Loan A, 6.00%, 10/30/14		1,356	1,353,597
Warner Chilcott Corp.:
Additional Term Loan, 6.25%, 4/30/15		773	771,563
Term Loan B-1, 6.25%, 4/30/15		579	578,310
Term Loan B-2, 6.25%, 4/30/15		964	962,880
Term Loan B-3, 6.50%, 2/20/16		547	549,243
Term Loan B-4, 6.50%, 2/20/16		178	178,214
			4,393,807
Professional Services — 0.6%
Booz Allen Hamilton, Inc.:
Tranche B Term Loan, 7.50%, 7/31/15		2,350	2,353,038
Tranche C Term Loan, 6.00%, 7/31/15		150	149,963
			2,503,001
Real Estate Management & Development — 1.8%
Mattamy Funding Partnership, Term Loan, 2.56%,
4/11/13		389	358,198
Realogy Corp.:
Delayed Draw Term Loan B, 3.30% – 3.53%,
10/10/13		5,430	4,685,244
Initial Term Loan B, 3.30%, 10/10/13		3,011	2,598,289
Synthetic Letter of Credit, 0.11%, 10/10/13		516	445,411
			8,087,142
Semiconductors & Semiconductor Equipment — 0.2%
Freescale Semiconductor, Inc., Extended Maturity
Term Loan, 4.56%, 12/01/16		955	853,979
Software — 0.7%
Telcordia Technologies, Inc., Term Loan, 6.75%,
4/30/16		2,195	2,192,672
Vertafore, Inc., Term Loan B, 6.75%, 7/28/16		1,140	1,132,875
			3,325,547

See Notes to Financial Statements.

ANNUAL REPORT

AUGUST 31, 2010

Schedule of Investments (continued)

Master Senior Floating Rate LLC
(Percentages shown are based on Net Assets)

		Par
Floating Rate Loan Interests (e)		(000)	Value
Specialty Retail — 1.5%
Bass Pro Group LLC, Term Loan, 5.00% – 5.75%,
4/10/15		USD 539	$ 538,475
Burlington Coat Factory Warehouse Corp., Term Loan,
2.54% – 2.66%, 5/28/13		740	701,022
General Nutrition Centers, Inc., Term Loan, 2.52% –
2.79%, 9/16/13		256	242,141
Michaels Stores, Inc.:
Term Loan B-1, 2.63% – 2.81%, 10/31/13		1,691	1,595,070
Term Loan B-2, 4.88% – 5.06%, 7/31/16		1,040	1,003,198
Toys 'R' US, Inc., Term Loan B, 6.00%, 8/17/16		2,500	2,493,735
			6,573,641
Textiles, Apparel & Luxury Goods — 0.8%
Hanesbrands, Inc., New Term Loan, 5.25%, 12/10/15		1,382	1,391,590
Phillips Van Heusen Corp., US Tranche B Term Loan,
4.75%, 5/06/16		2,437	2,450,219
			3,841,809
Wireless Telecommunication Services — 2.2%
Cavtel Holdings, LLC, Term Loan, 10.50%, 12/31/12 (c)		707	668,230
Digicel International Finance Ltd., US Term Loan
(Non-Rollover), 3.06%, 3/30/12		6,574	6,417,396
MetroPCS Wireless, Inc.:
Tranche B-1 Term Loan, 2.56%, 11/03/13		227	220,697
Tranche B-2 Term Loan, 3.81%, 11/03/16		2,475	2,427,072
			9,733,395
Total Floating Rate Loan Interests — 83.5%			376,220,587
		Beneficial
		Interest
Other Interests (f)		(000)
Diversified Financial Services — 0.4%
J.G. Wentworth LLC Preferred Equity Interests (g)		1	2,022,221
Total Other Interests — 0.4%			2,022,221
Warrants (h)		Shares
Media — 0.0%
New Vision Holdings LLC:
(Expires 9/30/14)		7,419	74
(Expires 9/30/14)		41,217	412
Total Warrants — 0.0%			486
Total Long-Term Investments
(Cost — $467,617,315) — 98.2%			442,640,460
		Shares/
		Beneficial
		Interest
Short-Term Securities		(000)
BlackRock Liquidity Funds, TempFund,
Institutional Class, 0.25% (i)(j)		23,631,517	23,631,517
Bank of New York Cash Reserves, 0.01% (j)	USD	491	491,479
Total Short-Term Securities
(Cost — $24,122,996) — 5.4%			24,122,996
Total Investments (Cost — $491,740,311*) — 103.6%			466,763,456
Liabilities in Excess of Other Assets — (3.6)%			(16,376,276)
Net Assets — 100.0%			$450,387,180

* The cost and unrealized appreciation (depreciation) of investments as of August 31,
2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$ 487,059,138
Gross unrealized appreciation	$ 6,631,672
Gross unrealized depreciation	(26,927,354)
Net unrealized depreciation	$ (20,295,682)

(a) Non-income producing security.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933.
These securities may be resold in transactions exempt from registration to qualified institutional investors.
(c) Represents a payment-in-kind security which may pay interest/dividends in additional face/shares.
(d) Convertible security.
(e) Variable rate security. Rate shown is as of report date.
(f) Other interests represent beneficial interest in liquidation trusts and other reorgani-
zation entities and are non-income producing.
(g) The investment is held by a wholly owned taxable subsidiary of the Master LLC.
(h) Warrants entitle the Master LLC to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.
(i) Investments in companies considered to be an affiliate of the Master LLC during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as
amended, were as follows:

			Shares Held at		Net	Shares Held at
	Affiliate		August 31, 2009		Activity	August 31, 2010	Income
	BlackRock Liquidity
	Funds, TempFund,
	Institutional Class 33,608,423				(9,485,427)	24,122,996	$ 39,092
(j) Represents the current yield as of report date.
•	Foreign currency exchange contracts as of August 31, 2010 were as follows:
							Unrealized
	Currency			Currency		Settlement Appreciation
	Purchased			Sold	Counterparty	Date (Depreciation)
	USD 15,829,072		EUR	12,523,000	Citibank NA	9/15/10	$ (40,364)
	USD	581,968	CAD	614,500	Deutsche Bank AG 10/20/10		6,166
	USD	8,033,312	GBP	5,262,500	Citibank NA	10/20/10	(34,708)
	Total					$ (68,906)

• For Master LLC compliance purposes, the Master LLC's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Master LLC management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

• Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivatives, which are as follows:
• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities
• Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
• Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the
Master LLC's own assumptions used in determining the fair value of investments and derivatives)
The inputs or methodologies used for valuing securities are not necessarily an indi-
cation of the risk associated with investing in those securities. For information about the Master LLC's policy regarding valuation of investments and derivatives and other significant accounting policies, please refer to Note 1 of the Notes to Financial
Statements.

See Notes to Financial Statements.

74 ANNUAL REPORT

AUGUST 31, 2010

Schedule of Investments (concluded)

Master Senior Floating Rate LLC

The following tables summarize the inputs used as of August 31, 2010 in determin-
ing the fair valuation of the Master LLC's investments and derivatives:

Valuation Inputs		Level 1	Level 2	Level 3	Total
Assets:
Investments in
Securities:
Long-Term
Investments:
Common Stocks		$ 725,695	$ 899,938	$ 15,290	$ 1,640,923
Corporate Bonds	.	—	56,792,716	5,963,527	62,756,243
Floating Rate
Loan Interests		—	327,624,962	48,595,625 376,220,587
Other Interests		—	—	2,022,221	2,022,221
Warrants		—	—	486	486
Short-Term
Securities		23,631,517	491,479	—	24,122,996
Liabilities:
Unfunded Loan
Commitments		—	—	(142,101)	(142,101)
Total		$24,357,212	$385,809,095	$56,455,048 $466,621,355

Derivative Financial Instruments[1]

Valuation Inputs	Level 1	Level 2	Level 3		Total
Assets:
Foreign currency
exchange
contracts	—	$ 6,166		—	$ 6,166
Liabilities:
Foreign currency
exchange
contracts	—	(75,072)		—	(75,072)
Total	—	$ (68,906)		—	$ (68,906)

1 Derivative financial instruments are foreign currency exchange contracts. Foreign currency exchange contracts are valued at the unrealized appreciation/depreci-
ation on the instrument.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common	Corporate	Floating Rate	Other		Unfunded Loan
	Stocks	Bonds	Loan Interests	Interests	Warrants	Commitments	Total
Assets/Liabilities:
Balance, as of August 31, 2009	$ 16,332	$ 6,417,361	$ 97,288,159	$ 777,120	—	$ (112,385)	$104,386,587
Accrued discounts/premiums	—	118,114	976,599	—	—	—	1,094,713
Net realized gain (loss)	—	4	(19,835,811)	—	—	—	(19,835,807)
Net change in unrealized appreciation/depreciation[2]	(1,042)	(669,032)	32,312,040	1,245,101	—	(29,716)	32,857,351
Purchases	—	97,088	40,379,175	—	—	—	40,476,263
Sales	—	(8) (110,852,043)		—	—	—	(110,852,051)
Transfers in3	—	—	22,006,365	—	$ 486	—	22,006,851
Transfers out[3]	—	—	(13,678,859)	—	—	—	(13,678,859)
Balance, as of August 31, 2010	$ 15,290	$ 5,963,527	$ 48,595,625	$ 2,022,221	$ 486	$ (142,101)	$ 56,455,048

2 Included in the related net change in unrealized appreciation/depreciation on the Statement of Operations. The change in unrealized appreciation/depreciation on securities still held at August 31, 2010 was $2,478,728.
3 The Master LLC’s policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.

See Notes to Financial Statements.

ANNUAL REPORT

AUGUST 31, 2010

Statement of Assets and Liabilities	Master Senior Floating Rate LLC
August 31, 2010
Assets
Investments at value — unaffiliated (cost — $468,108,794)	$ 443,131,939
Investments at value — affiliated (cost — $23,631,517)	23,631,517
Unrealized appreciation on foreign currency exchange contracts	6,166
Foreign currency at value — (cost — $134,185)	131,146
Investments sold receivable — unaffiliated	13,302,665
Investments sold receivable — affiliated	122,574
Interest receivable	4,040,267
Contributions receivable from investors	978,783
Commitment fees receivable	3,172
Prepaid expenses	15,895
Total assets	485,364,124
Liabilities
Unrealized depreciation on foreign currency exchange contracts	75,072
Unrealized depreciation on unfunded loan commitments	142,101
Investments purchased payable	33,927,766
Investment advisory fees payable	360,247
Deferred income	240,821
Other affiliates payable	1,420
Directors' fees payable	500
Other accrued expenses payable	209,976
Other liabilities	19,041
Total liabilities	34,976,944
Net Assets	$ 450,387,180
Net Assets Consist of
Investors' capital	$ 475,562,640
Net unrealized appreciation/depreciation	(25,175,460)
Net Assets	$ 450,387,180

See Notes to Financial Statements.

76 ANNUAL REPORT

AUGUST 31, 2010

Statement of Operations	Master Senior Floating Rate LLC
Year Ended August 31, 2010
Investment Income
Interest		$ 28,267,640
Dividends — affiliated		39,092
Facility and other fees		634,187
Total income		28,940,919
Expenses
Investment advisory		4,328,391
Professional		192,941
Accounting services		157,066
Custodian		58,542
Directors		46,888
Printing		6,491
Miscellaneous		93,318
Total expenses excluding interest expense		4,883,637
Interest expense		16,110
Total expenses		4,899,747
Less fees waived by advisor		(17,708)
Total expenses after fees waived		4,882,039
Net investment income		24,058,880
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments		(26,940,752)
Swaps		(500,317)
Foreign currency transactions		2,766,574
		(24,674,495)
Net change in unrealized appreciation/depreciation on:
Investments		51,104,034
Swaps		290,086
Foreign currency transactions		167,412
Unfunded loan commitments		(29,716)
		51,531,816
Total realized and unrealized gain		26,857,321
Net Increase in Net Assets Resulting from Operations		$ 50,916,201
Statements of Changes in Net Assets	Master Senior Floating Rate LLC
	Year Ended August 31,
Increase (Decrease) in Net Assets:	2010	2009
Operations
Net investment income	$ 24,058,880	$ 27,640,754
Net realized loss	(24,674,495)	(49,899,586)
Net change in unrealized appreciation/depreciation	51,531,816	(16,926,300)
Net increase (decrease) in net assets resulting from operations	50,916,201	(39,185,132)
Capital Transactions
Proceeds from contributions	35,429,443	45,763,562
Value of withdrawals	(99,242,421)	(132,042,492)
Net decrease in net assets derived from capital transactions	(63,812,978)	(86,278,930)
Net Assets
Total decrease in net assets	(12,896,777)	(125,464,062)
Beginning of year	463,283,957	588,748,019
End of year	$ 450,387,180	$ 463,283,957
See Notes to Financial Statements.

ANNUAL REPORT

AUGUST 31, 2010

Statement of Cash Flows	Master Senior Floating Rate LLC
Year Ended August 31, 2010
Cash Provided by Operating Activities
Net increase in net assets resulting from operations	$ 50,916,201
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Increase in interest receivable	(69,121)
Increase in commitment fees receivable	(3,172)
Decrease in other assets	189,286
Decrease in prepaid expenses	2,319
Decrease in investment advisory fees payable	(7,278)
Decrease in other affiliates payable	(22)
Increase in other accrued expenses payable	99,883
Decrease in swaps payable	(32,025)
Increase in other liabilities	3,439
Decrease in Officers and Directors’ fees payable	(225)
Net realized and unrealized gain	(22,827,660)
Net periodic and termination payments of swaps	52,260
Amortization of premium and accretion of discount on investments	(4,807,664)
Paid-in-kind income	(342,391)
Proceeds from sales and paydowns of long-term investments	506,123,724
Purchases of long-term investments	(474,752,189)
Net sales of short-term securities	9,485,427
Cash provided by operating activities	64,030,792
Cash Used for Financing Activities
Cash receipts from contributions	35,198,915
Cash payments on withdrawals	(99,242,421)
Cash receipts from borrowings	32,000,000
Cash payments on borrowings	(32,000,000)
Cash used for financing activities	(64,043,506)
Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	(3,024)
Cash
Net decrease in cash and foreign currency	(15,738)
Cash and foreign currency at beginning of year	146,884
Cash and foreign currency at end of year	$ 131,146
Cash Flow Information
Cash paid for interest	$ 16,110

See Notes to Financial Statements.

78 ANNUAL REPORT

AUGUST 31, 2010

Financial Highlights			Master Senior Floating Rate LLC
			Year Ended August 31,
	2010	2009	2008	2007	2006
Total Investment Return
Total investment return	11.67%	(4.23)%	(1.08)%	3.49%	5.37%
Ratios to Average Net Assets
Total expenses	1.08%	1.05%	1.04%	1.04%	1.04%
Total expenses after fees waived	1.07%	1.05%	1.04%	1.04%	1.04%
Total expenses after fees waived and excluding interest expense	1.07%	1.04%	1.04%	1.02%	1.03%
Net investment income	5.29%	6.44%	6.41%	7.07%	6.22%
Supplemental Data
Net assets, end of year (000)	$ 450,387	$ 463,284	$ 588,748	$ 758,328	$ 925,910
Portfolio turnover	108%	47%	56%	46%	54%
Average loan outstanding during the year (000)	$ 1,044	$ 420	—	$ 2,255	$ 1,932

See Notes to Financial Statements.

ANNUAL REPORT

AUGUST 31, 2010

Notes to Financial Statements

Master Senior Floating Rate LLC

1. Organization and Significant Accounting Policies:
Master Senior Floating Rate LLC (the “Master LLC”) is registered under the
Investment Company Act of 1940, as amended (the “1940 Act”), and is organized as a Delaware limited liability company. The Limited Liability
Company Agreement permits the Board of Directors (the “Board”) to issue non-transferable interests in the Master LLC, subject to certain limitations.
The Master LLC’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.
Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Master LLC:

Valuation: The Master LLC fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The Master LLC values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such invest-
ments. Swap agreements are valued utilizing quotes received daily by the
Master LLC’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows and trades and values of the under-
lying reference instruments. Investments in open-end investment compa-
nies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Equity investments traded on a recognized securities exchange or the
NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Securities and other assets and liabilities denominated in foreign curren-
cies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE.
Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value
Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Master LLC might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the invest-
ment advisor and/or sub-advisor deems relevant. The pricing of all Fair
Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE.
Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Master LLC’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to mate-
rially affect the value of such instruments, those instruments may be Fair
Value Assets and be valued at their fair values, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board.

Foreign Currency Transactions: The Master LLC’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the date the transactions are entered into. Generally, when the US dollar rises in value against for-
eign currency, the Master LLC’s investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Master LLC reports foreign currency related transactions as compo-
nents of realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Floating Rate Loan Interests: The Master LLC may invest in floating rate loan interests. The floating rate loan interests the Master LLC holds are typically issued to companies (the “borrower”) by banks, other financial institutions, and privately and publicly offered corporations (the “lender”).
Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly levered. The Master LLC may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loan inter-
ests may include fully funded term loans or revolving lines of credit.
Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the lending rate offered by one or more European banks, such as LIBOR (London Inter Bank
Offered Rate), the prime rate offered by one or more US banks or the cer-
tificate of deposit rate. Floating rate loan interests may involve foreign

80 ANNUAL REPORT

AUGUST 31, 2010

Notes to Financial Statements (continued)

Master Senior Floating Rate LLC

borrowers, and investments may be denominated in foreign currencies. The
Master LLC considers these investments to be investments in debt securi-
ties for purposes of its investment policies.

When the Master LLC buys a floating rate loan interest it may receive a facility fee and when it sells a floating rate loan interest it may pay a facil-
ity fee. On an ongoing basis, the Master LLC may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. The Master LLC earns and/or pays facility and other fees on floating rate loan interests, which are shown as facility and other fees in the Statement of Operations. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the
Master LLC upon the prepayment of a floating rate loan interest by a bor-
rower, are recorded as realized gains. The Master LLC may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Master LLC may invest in such loans in the form of participa-
tions in loans (“Participations”) and assignments of all or a portion of loans from third parties. Participations typically will result in the Master LLC having a contractual relationship only with the lender, not with the bor-
rower. The Master LLC will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the
Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Master LLC generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower, and the Master LLC may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Master
LLC will assume the credit risk of both the borrower and the lender that is selling the Participation. The Master LLC’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Master LLC may be treated as a general credi-
tor of the lender and may not benefit from any offset between the lender and the borrower.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”)
require that the Master LLC either delivers collateral or segregates assets in connection with certain investments (e.g., swaps and foreign currency exchange contracts), the Master LLC will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or desig-
nate on its books and records cash or other liquid securities having a mar-
ket value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agree-
ments with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the trans-
actions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis.
Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subse-
quently recorded when the Master LLC has determined the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, is recognized on the accrual basis.
Consent fees are compensation for agreeing to changes in the terms of debt instruments and are included in facility and other fees in the
Statement of Operations.

Income Taxes: The Master LLC is classified as a partnership for federal income tax purposes. As such, each investor in the Master LLC is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Master LLC. Therefore, no federal income tax provision is required. It is intended that the Master LLC’s assets will be managed so an investor in the Master LLC can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986,
as amended.

The Master LLC files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limita-
tions on the Master LLC’s US federal tax returns remains open for each of the four years ended August 31, 2010. The statutes of limitations on the
Master LLC’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. There are no uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Master LLC are charged to the
Master LLC. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. The Master LLC has an arrangement with the custo-
dian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the
Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:
The Master LLC engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master LLC and to economically hedge, or protect, its exposure to certain risks such as credit risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Losses may arise if the value of the contract decreases due to an unfavor-
able change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Master LLC’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty.

ANNUAL REPORT

AUGUST 31, 2010

Notes to Financial Statements (continued)

Master Senior Floating Rate LLC

The Master LLC may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and
Derivatives Association, Inc. (“ISDA”) Master Agreement implemented between the Master LLC and each of its respective counterparties. The ISDA
Master Agreement allows the Master LLC to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Master LLC from its counterparties are not fully collateralized contractually or other-
wise, the Master LLC bears the risk of loss from counterparty non-perform-
ance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Master LLC manages coun-
terparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Master
LLC’s net assets decline by a stated percentage or the Master LLC fails to meet the terms of its ISDA Master Agreements, which would cause the Master LLC to accelerate payment of any net liability owed to the counterparty.

Foreign Currency Exchange Contracts: The Master LLC enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign cur-
rencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Master LLC, help to manage the overall exposure to the currency backing some of the investments held by the Master LLC. The con-
tract is marked-to-market daily and the change in market value is recorded by the Master LLC as an unrealized gain or loss. When the contract is closed, the Master LLC records a realized gain or loss equal to the differ-
ence between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign cur-
rencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Swaps: The Master LLC enters into swap agreements, in which the Master
LLC and a counterparty agree to make periodic net payments on a speci-
fied notional amount. These periodic payments received or made by the
Master LLC are recorded in the Statement of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Master LLC will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Master LLC’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and
Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

• Credit default swaps — The Master LLC enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Master LLC enters into credit default agreements to provide a measure of protection against the default of an issuer (as buyer protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Master LLC may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the
Master LLC will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising of an index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index.
As a seller (writer), if an underlying credit event occurs, the Master LLC will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising of an index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index.

Derivative Instruments Categorized by Risk Exposure

Fair Values of Derivative Instruments as of August 31, 2010

	Asset Derivatives		Liability Derivatives
	Statement		Statement
	of Assets and		of Assets and
	Liabilities		Liabilities
	Location	Value	Location	Value
	Unrealized		Unrealized
	appreciation		depreciation
	on foreign		on foreign
	currency		curency
Foreign currency exchange	exchange		exchange
contracts	contracts	$ 6,166	contracts	$ 75,072

82 ANNUAL REPORT

AUGUST 31, 2010

Notes to Financial Statements (continued)

Master Senior Floating Rate LLC

The Effect of Derivative Instruments on the Statement of Operations
Year Ended August 31, 2010

Net Realized Gain (Loss) from

Foreign
Currency
Exchange
	Swaps	Contracts
Foreign currency exchange contracts	—	$ 2,222,075
Credit contracts	$ (500,317)	—
Total	$ (500,317)	$ 2,222,075

Net Change in Unrealized Appreciation/Depreciation on

Foreign
Currency
Exchange
	Swaps	Contracts
Foreign currency exchange contracts	—	$ 132,016
Credit contracts	$ 290,086	—
Total	$ 290,086	$ 132,016

For the year ended August 31, 2010, the average quarterly balances of outstanding derivative financial instruments were as follows:

Foreign currency exchange contracts:
Average number of contracts – US dollars purchased	6
Average number of contracts – US dollars sold	1
Average US dollar amounts purchased	$29,323,146
Average US dollar amounts sold	$ 2,999,899
Credit default swaps:
Average number of contracts – buy protection	1
Average notional value – buy protection	$ 813,750

3. Investment Advisory Agreement and Other Transactions
with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America
Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership struc-
ture, PNC is an affiliate of the Master LLC for 1940 Act purposes, but BAC and Barclays are not.

The Master LLC entered into an Investment Advisory Agreement with
BlackRock Advisors, LLC (the “Manager”), the Master LLC’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsi-
ble for the management of the Master LLC’s portfolio and provides the necessary personnel, facilities, equipment and certain other services nec-
essary to the operations of the Master LLC. For such services, the Master
LLC pays the Manager a monthly fee at an annual rate of 0.95% of the
Master LLC’s average daily net assets.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Master LLC pays to the Manager indirectly through its investment in affiliated money market funds, however, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through the Master LLC’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by advisor in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BlackRock
Financial Management, Inc. (“BFM”), an affiliate of the Manager. The
Manager pays BFM for services it provides, a monthly fee that is a percent-
age of the investment advisory fees paid by the Master LLC to the Manager.

For the year ended August 31, 2010, the Master LLC reimbursed the
Manager $8,706 for certain accounting services, which is included in accounting services in the Statement of Operations.

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates.

4. Investments:

Purchases and sales of investments including paydowns and excluding short-term securities, for the year ended August 31, 2010, were
$486,070,510 and $515,641,944, respectively.

5. Commitments:

The Master LLC may invest in floating rate loan interests. In connection with these investments, the Master LLC may also enter into unfunded loan com-
mitments (“commitments”). Commitments may obligate the Master LLC to furnish temporary financing to a borrower until permanent financing can be arranged. In connection with these commitments, the Master LLC earns a commitment fee, typically set as a percentage of the commitment amount.
Such fee income, which is classified in the Statement of Operations as facility and other fees, is recognized ratably over the commitment period.
As of August 31, 2010, the Master LLC had the following unfunded loan commitments:

Value of
	Unfunded	Underlying
Borrower	Commitment	Loan
Horizon Lines, LLC	$ 446,009	$ 404,584
Delta Airlines, Inc.	$3,350,000	$3,249,324

6. Market and Credit Risk:

In the normal course of business, the Master LLC invests in securities and enters into transactions where risks exist due to fluctuations in the market
(market risk) or failure of the issuer of a security to meet all its obligations
(issuer credit risk). The value of securities held by the Master LLC may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master LLC; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Master LLC may be exposed to counterparty credit risk, or the risk that an entity with which the
Master LLC has unsettled or open transactions may fail to or be unable to perform on its commitments. The Master LLC manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master LLC to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master LLC’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is gen-

ANNUAL REPORT

AUGUST 31, 2010

Notes to Financial Statements (concluded)

Master Senior Floating Rate LLC

erally approximated by their value recorded in the Master LLC’s Statement of Assets and Liabilities, less any collateral held by the Master LLC.

7. Borrowings:

The Master LLC, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which was renewed until November 2010. The Master LLC may borrow under the credit agreement to fund shareholder redemptions. Prior to its renewal the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the
Master LLC based on its net assets as of October 31, 2008; a commitment fee of 0.08% per annum based on the Master LLC’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statement of Operations, and interest at a rate equal to the higher of the (a) federal funds effective rate and (b) reserve adjusted one-month
LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX
Index (as defined in the credit agreement) on amounts borrowed. Effective
November 2009, the credit agreement was renewed with the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Master LLC based on its net assets as of October 31,
2009, a commitment fee of 0.10% per annum based on the Master LLC’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statement of Operations, and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. For the year ended August 31, 2010, the daily weighted average interest rate was 1.54%.

8. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the
Master LLC’s financial statements was completed through the date the financial statements were issued and the following items were noted:

On September 2, 2010, the Board of each of Senior Floating Rate and Senior Floating Rate II (the "Senior Floating Rate Funds") and on
September 17, 2010 the Board of Trustees of BlackRock Funds II
approved the reorganization of each Senior Floating Rate Fund into the
BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds II, with the BlackRock Floating Rate Income Portfolio being the surviving fund (the “Reorganizations”). The reorganizations are subject to shareholder approval and certain other conditions. If approved by shareholders, it is currently expected that each Reorganization would be completed in the first quarter of 2011.

Each Senior Floating Rate Fund is a "feeder" fund that invests all of its assets in the Master LLC. In connection with the Reorganizations, the Board of the Master LLC approved the liquidation and dissolution of the Master
LLC and the distribution of its assets in the event one or both of the
Reorganizations are approved by shareholders.

84 ANNUAL REPORT

AUGUST 31, 2010

Report of Independent Registered Public Accounting Firm

Master Senior Floating Rate LLC

To the Investors and Board of Directors of Master Senior
Floating Rate LLC:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Master Senior Floating Rate LLC
(the “Master LLC”) as of August 31, 2010, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsi-
bility of the Master LLC’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Master LLC is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.
Our audits included consideration of internal control over financial report-
ing as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Master LLC’s internal control over financial reporting.

Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and signifi-
cant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2010, by correspondence with the cus-
todian, brokers and agent banks; where replies were not received from bro-
kers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Master Senior Floating Rate LLC as of August 31, 2010, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United
States of America.

Deloitte & Touche LLP
Princeton, New Jersey
October 30, 2010

ANNUAL REPORT

AUGUST 31, 2010

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Directors and the Board of Trustees, as the case may be
(each, a “Board,” and, collectively, the "Boards," and the members of which are referred to as "Board Members") of each of BlackRock Defined
Opportunity Credit Trust (“BHL”), BlackRock Diversified Income Strategies
Fund, Inc. (“DVF”), BlackRock Floating Rate Income Strategies Fund, Inc.
(“FRA”), BlackRock Limited Duration Income Trust (“BLW”) and Master
Senior Floating Rate Fund LLC (the “Master LLC”) met on April 8, 2010 and
May 13 — 14, 2010 to consider the approval of its respective fund's investment advisory agreement (each, an “Advisory Agreement”) with
BlackRock Advisors, LLC (the “Manager”), each fund’s investment advisor.
The Boards of BHL, DVF, FRA, BLW and the Master LLC also considered the approval of the sub-advisory agreement (each, a “Sub-Advisory
Agreement”) between the Manager and BlackRock Financial Management,
Inc. (the “Sub-Advisor”), with respect to its fund. BlackRock Senior Floating
Rate Fund, Inc. (“Senior Floating Rate”) and BlackRock Senior Floating
Rate Fund II, Inc. (“Senior Floating Rate II,” and together with Senior
Floating Rate, each, a “Feeder Fund” and together, the “Feeder Funds”)
currently invest substantially all of their investable assets in the Master LLC;
accordingly, the Board of each of the Feeder Funds also considered the approval of the Master LLC's Advisory Agreement and Sub-Advisory
Agreement. The Feeder Funds do not require investment advisory services because all of their investments are made at the Master LLC level. The
Feeder Funds, the Master LLC, BLW, BHL, DVF, and FRA are referred to herein individually as a "Fund" and, collectively, the “Funds”). The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory
Agreements and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board of each Fund consists of ten individuals, eight of whom are not
“interested persons” of such Fund as defined in the Investment Company
Act of 1940 (the “1940 Act”) (the “Independent Board Members”). The
Board Members are responsible for the oversight of the operations of each
Fund and perform the various duties imposed on the directors of invest-
ment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Boards is an Independent Board Member. The
Boards have established five standing committees: an Audit Committee, a
Governance and Nominating Committee, a Compliance Committee, a
Performance Oversight Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the
Executive Committee, which also has one interested Board Member) and is chaired by an Independent Board Member. The Boards also has one ad hoc committee, the Joint Product Pricing Committee, which consists of
Independent Board Members and the directors/trustees of the boards of certain other BlackRock-managed funds, who are not “interested persons”
of their respective funds.

The Agreements

Pursuant to the 1940 Act, the Boards are required to consider the continuation of the Agreements on an annual basis. In connection with this process, the Boards assessed, among other things, the nature, scope and quality of the services provided to the Funds by the personnel of
BlackRock and its affiliates, including investment management, administra-
tive and shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting applicable legal and regulatory requirements.

From time to time throughout the year, each Board, acting directly and through its committees, considered at each of its meetings factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the respective
Fund and its shareholders. Among the matters the Board considered were:
(a) investment performance for one-, three- and five-year periods, as appli-
cable, against peer funds, and applicable benchmarks, if any, as well as senior management's and portfolio managers’ analysis of the reasons for any over performance or underperformance against a Fund’s peers and/or benchmark, as applicable; (b) fees, including advisory fees, administration fees in the case of the Feeder Funds and other amounts paid to BlackRock and its affiliates by each Fund for services such as call center and fund accounting, and, in the case of the Feeder Funds, transfer agency, market-
ing and distribution; (c) each Fund’s operating expenses; (d) the resources devoted to and compliance reports relating to each Fund’s investment objective, policies and restrictions; (e) each Fund’s compliance with its
Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by
BlackRock and its affiliates; (g) BlackRock’s and other service providers’
internal controls; (h) BlackRock’s implementation of the proxy voting poli-
cies approved by the Boards; (i) execution quality of portfolio transactions;
(j) BlackRock’s implementation of each Fund’s valuation and liquidity pro-
cedures; (k) an analysis of contractual and actual management fees for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels, as applicable;
and (l) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 8, 2010 meeting, the Boards requested and received materials specifically relating to the Agreements.
The Boards are engaged in a process with BlackRock to periodically review the nature and scope of the information provided to better assist their deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper,
Inc. (“Lipper”) on the fees and expenses of each of BHL, DVF, FRA, BLW and the Feeder Funds, and the investment performance of each such Fund as compared with a peer group of funds as determined by Lipper (collec-
tively, “Peers”); (b) information on the profitability of the Agreements to
BlackRock and a discussion of fall-out benefits to BlackRock and its affili-
ates and significant shareholders; (c) a general analysis provided by
BlackRock concerning investment advisory fees charged to other clients, such as institutional clients and open-end funds, under similar investment mandates; (d) the impact of economies of scale; (e) a summary of aggre-
gate amounts paid by each Fund to BlackRock and (f) if applicable, a comparison of management fees to similar BlackRock closed-end funds, as classified by Lipper.

86 ANNUAL REPORT

AUGUST 31, 2010

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

At an in-person meeting held on April 8, 2010, the Boards reviewed materi-
als relating to their consideration of the Agreements. As a result of the dis-
cussions that occurred during the April 8, 2010 meeting, the Boards presented BlackRock with questions and requests for additional informa-
tion and BlackRock responded to these requests with additional written information in advance of the May 13 — 14, 2010 Board meeting.

At an in-person meeting held on May 13 — 14, 2010, the Boards of BHL,
DVF, FRA, BLW and the Master LLC, including the Independent Board
Members, unanimously approved the continuation of the Advisory
Agreement between the Manager and its respective Fund and the Sub-
Advisory Agreement between the Manager and the Sub-Advisor with respect to its respective Fund, each for a one-year term ending June 30,
2011. The Board of each Feeder Fund, including the Independent Board
Members, also considered the continuation of the Agreements with respect to the Master LLC and found the Agreements to be satisfactory. In approv-
ing the continuation of the Agreements, the Boards of BHL, DVF, FRA, BLW
and the Master LLC considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the
Funds and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) economies of scale; and (e) other factors deemed rele-
vant by the Board Members.

The Boards also considered other matters they deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of the Feeder Funds' shares, services related to the valuation and pricing of each Fund’s portfolio holdings, and in the case of the Feeder Funds, the portfolio holdings of the Master LLC, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with each Fund and advice from independent legal counsel with respect to the review process and materials submitted for the
Boards’ review. The Boards noted the willingness of BlackRock personnel to engage in open, candid discussions with the Boards. The Boards did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The
Boards, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the invest-
ment advisory services and the resulting performance of each Fund.
Throughout the year, the Boards compared the performance of each of
BHL, DVF, FRA, BLW and the Feeder Funds to the performance of a compa-
rable group of closed-end funds, and the performance of a relevant bench-
mark, if any. The Boards met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Boards also reviewed the materials provided by the
Funds' portfolio management team discussing each Fund’s performance and each Fund’s investment objective, strategies and outlook.

The Boards considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the Funds'
portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock's credit analysis capabilities, BlackRock's risk analysis capabilities and
BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards also reviewed a general description of BlackRock’s compensation structure with respect to the Funds' portfolio management team and BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, the Boards considered the quality of the administrative and non-investment advisory services provided to each
Fund. BlackRock and its affiliates and significant shareholders provide each Fund with certain administrative services, transfer agency and share-
holder services with respect to the Feeder Funds, and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each
Fund. In addition to investment advisory services, BlackRock and its affili-
ates provide each Fund with other services, including (i) preparing disclo-
sure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic share-
holder reports; (ii) preparing communications with analysts to support sec-
ondary market trading of BHL, DVF, FRA and BLW; (iii) assisting with daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materi-
als for such Board meetings; (vii) providing legal and compliance support;
and (viii) performing other administrative functions necessary for the oper-
ation of each Fund, such as tax reporting, fulfilling regulatory filing require-
ments, and call center services. The Boards reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compli-
ance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: The Boards,
including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April 8, 2010 meeting, the Boards were provided with reports, independently prepared by
Lipper, which included a comprehensive analysis of the performance of
BHL, DVF, FRA, BLW and the Feeder Funds. The Boards also reviewed a nar-
rative and statistical analysis of the Lipper data that was prepared by
BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with their review, the Boards received and reviewed information regarding the investment performance of each of BHL, DVF, FRA, BLW and the Feeder Funds as compared to a representative group of similar funds as determined by Lipper and to all funds in such Fund’s applicable Lipper category. The Boards were provided with a description of the methodology used by Lipper to select peer funds. The Boards regularly review the per-
formance of each Fund throughout the year.

The Board of BHL noted that, in general, BHL performed better than its Peers in that BHL’s performance was at or above the median of its
Lipper Performance Universe in either the one-year or since-inception periods reported.

The Board of FRA noted that, in general, FRA performed better than its
Peers in that the performance of FRA was at or above the median of its

ANNUAL REPORT

AUGUST 31, 2010

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

Lipper Performance Universe in two of the one-, three- and five-year periods reported.

The Boards of the Master LLC and the Feeder Funds noted that, in general, the Feeder Funds performed better than their respective Peers in that the performance of each Feeder Fund (through the investment of their assets in the Master LLC) was at or above the median of its Lipper Performance
Universe in each of the one-, three- and five-year periods reported.

The Board of DVF noted that DVF performed below the median of its Lipper
Performance Universe in the three-year and since-inception periods reported, but that DVF performed better than or equal to the median of its
Lipper Performance Universe in the one-year period reported. The Board of
DVF and BlackRock reviewed the reasons for DVF’s underperformance dur-
ing the three-year and since-inception periods compared with its Peers. The
Board of DVF was informed that, among other things, DVF’s credit alloca-
tion for most of the period was biased towards the lower quality tiers, which hurt performance dramatically in 2008.

The Board of BLW noted that although BLW underperformed its Peers in two of the one-, three- and five-year periods reported, underperformance for at least one of those two periods was within 10% of the Lipper
Performance Universe median return of its Peers.

The Boards of DVF and BLW and BlackRock discussed BlackRock’s strategy for improving each respective Fund’s performance and BlackRock’s com-
mitment to providing the resources necessary to assist each Fund’s portfo-
lio managers and to improve each Fund's performance.

The Boards noted that BlackRock has made changes to the organization of the overall fixed income group management structure designed to result in a strengthened leadership team with clearer accountability.

C. Consideration of the Advisory Fees and the Cost of the Services
and Profits to be Realized by BlackRock and its Affiliates from their
Relationship with the Funds: The Board of each of BHL, DVF, FRA, BLW, including the Independent Board Members, reviewed its respective Fund’s contractual advisory fee rate compared with the other funds in its Lipper category. The Board of each of the Feeder Funds and the Master LLC, including the Independent Board Members, reviewed the Master LLC’s con-
tractual advisory fee rate compared with the other funds in each Feeder
Fund’s Lipper cateogory. The Boards also compared the total expenses of each of BHL, DVF, FRA, BLW and the Feeder Funds, as well as actual man-
agement fees, to those of other funds in its Lipper category. The Boards considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including sepa-
rately managed institutional accounts.

The Boards received and reviewed statements relating to BlackRock’s finan-
cial condition and profitability with respect to the services it provided the
Funds. The Boards were also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Boards reviewed BlackRock’s profitabil-
ity with respect to the Funds and other funds the Boards currently oversee for the year ended December 31, 2009 compared to available aggregate profitability data provided for the year ended December 31, 2008. The
Boards reviewed BlackRock’s profitability with respect to other fund com-
plexes managed by the Manager and/or its affiliates. The Boards reviewed
BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Boards noted that, in general, individual fund or product line profitabil-
ity of other advisors is not publicly available. Nevertheless, to the extent such information was available, the Boards considered BlackRock’s overall operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising closed-
end funds, among other product types. That data indicates that operating margins for BlackRock with respect to its registered funds are generally consistent with margins earned by similarly situated publicly traded com-
petitors. In addition, the Boards considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. That third party data indi-
cates that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Boards considered the cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of their analysis, the Boards reviewed BlackRock’s methodology in allocating its costs to the manage-
ment of each Fund. The Boards also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Boards.

The Boards of BHL, DVF, FRA and BLW noted that their respective Funds’
contractual management fee rates were lower than or equal to the median contractual management fee rates paid by the Funds’ respective Peers, in each case, before taking into account any expense reimbursements or fee waivers.

The Boards of Senior Floating Rate and the Master LLC noted that the
Master LLC’s/Senior Floating Rate’s contractual management fee rate was above the median contractual management fee rate paid by Senior
Floating Rate’s Peers, in each case, before taking into account any expense reimbursements or fee waivers. The Boards of Senior Floating Rate and the
Master LLC also noted, however, that Senior Floating Rate’s actual total expenses, after giving effect to any expense reimbursement or fee waivers by BlackRock, were lower than or equal to the median actual total expenses paid by Senior Floating Rate’s Peers, after giving effect to any expense reimbursement or fee waivers.

88 ANNUAL REPORT

AUGUST 31, 2010

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (concluded)

The Boards of Senior Floating Rate II and the Master LLC noted that the
Master LLC’s/Senior Floating Rate II’s contractual management fee rate was above the median contractual management fee rate paid by Senior
Floating Rate II’s Peers, in each case, before taking into account any expense reimbursements or fee waivers. The Boards of Senior Floating Rate
II and the Master LLC also noted, however, that although Senior Floating
Rate II’s actual total expenses, after giving effect to any expense reimburse-
ment or fee waivers by BlackRock, were above the median actual total expenses of its Peers, after giving effect to any expense reimbursement or fee waivers, they were in the third quartile.

D. Economies of Scale: The Boards, including the Independent Board
Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase. The Boards also considered the extent to which each Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable each Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of such Fund, and in the case of the Feeder Funds, upon the asset level of the Master LLC.

The Boards noted that most closed-end fund complexes do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering and each fund is man-
aged independently consistent with its own investment objectives. The
Boards noted that only one closed-end fund in the Fund Complex has breakpoints in its fee structure. Information provided by Lipper also revealed that only one closed-end fund complex with total closed-end fund nets assets exceeding $10 billion, as of December 31, 2009, used a complex level breakpoint structure.

E. Other Factors Deemed Relevant by the Board Members: The Boards,
including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholders may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios, an increase in
BlackRock’s profile in the investment advisory community, and the engage-
ment of BlackRock’s affiliates and significant shareholders as service providers to each Fund, including for administrative services, transfer agency services with respect to the Feeder Funds, and distribution services.
The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The
Boards also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain mutual fund trans-
actions to assist in managing all or a number of its other client accounts.
The Boards further noted that BlackRock completed the acquisition of a complex of exchange-traded funds (“ETFs”) on December 1, 2009, and that BlackRock’s funds may invest in such ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar prac-
tices. The Boards received reports from BlackRock which included informa-
tion on brokerage commissions and trade execution practices throughout the year.

The Boards of BHL, DVF, FRA and BLW noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their respective Fund shares in the secondary market if they believe that the
Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Boards of BHL, DVF, FRA, BLW and the Master LLC, including the
Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its respective Fund for a one-year term ending June 30, 2011 and the Sub-Advisory Agreement between the Manager and the applicable Sub-Advisor with respect to its respective Fund for a one-year term ending June 30, 2011. As part of its approval, the Board of BHL, DVF, FRA, BLW and the Master LLC considered the discussions of BlackRock’s fee structure, as it applies to its respective
Fund, being conducted by the ad hoc Joint Product Pricing Committee.
Based upon its evaluation of all of the aforementioned factors in their totality, the Boards of BHL, DVF, FRA, BLW and the Master LLC, including the Independent Board Members, were satisfied that the terms of the
Agreements were fair and reasonable and in the best interest of its respec-
tive Fund and its shareholders. The Board of each Feeder Fund, including the Independent Board Members, also considered the continuation of the
Agreements with respect to the Master LLC and found the Agreements to be satisfactory. In arriving at a decision to approve the Agreements, the
Boards of BHL, DVF, FRA, BLW and the Master LLC did not identify any sin-
gle factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed dif-
ferent weights to the various factors considered. The Independent Board
Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for BHL, DVF,
FRA, BLW and the Master LLC reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and
BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Board Members’ con-
clusions may be based in part on their consideration of these arrange-
ments in prior years.

ANNUAL REPORT

AUGUST 31, 2010

Automatic Dividend Reinvestment Plan

Pursuant to each Fund’s Dividend Reinvestment Plan (the “Plan”), common shareholders are automatically enrolled to have all distributions of divi-
dends and capital gains reinvested by Computershare Trust Company, N.A.
for BHL, DVF, FRA and BLW (individually, the “Plan Agent” or together, the
“Plan Agents”) in the respective Fund’s shares pursuant to the Plan.
Shareholders who do not participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nomi-
nee) by the Plan Agent, which serves as agent for the shareholders in administering the Plan.

After BHL, DVF, FRA and BLW declare a dividend or determine to make a capital gain distribution, the Plan Agent will acquire shares for the partici-
pants’ accounts, depending upon the following circumstances, either
(i) through receipt of unissued but authorized shares from the Fund
(“newly issued shares”) or (ii) by purchase of outstanding shares on the open market, on the Fund’s primary exchange (“open-market purchases”).
If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the
Plan Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be cred-
ited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued.
However, if the NAV is less than 95% of the market price on the payment date, the dollar amount of the dividend will be divided by 95% of the mar-
ket price on the payment date. If, on the dividend payment date, the NAV is greater than the market value per share plus estimated brokerage commis-
sions (such condition often referred to as a “market discount”), the Plan
Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Plan Agents are unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan
Agents will invest any un-invested portion in newly issued shares.

Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by each Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the
Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Each Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, each Fund reserves the right to amend the Plan to include a service charge payable by the participants. Participants that request a sale of shares through
Computershare Trust Company, N.A. are subject to a $2.50 sales fee and a
$0.15 per share sold brokerage commission. Participants that request a sale of shares through Computershare Trust Company, N. A., P. O. Box
43078, Providence, RI 02940-3078, Telephone: (800) 699-1BFM or
overnight correspondence should be directed to the Plan Agent at 250
Royall Street, Canton, MA 02021 for shareholders of BHL, DVF, FRA, and BLW.

90 ANNUAL REPORT

AUGUST 31, 2010

Officers and Directors
Number of
		Length of		BlackRock-
	Position(s)	Time		Advised Funds
Name, Address	Held with	Served as		and Portfolios	Public
and Year of Birth	Funds	a Director[2]	Principal Occupation(s) During Past Five Years	Overseen	Directorships
Non-Interested Directors[1]
Richard E. Cavanagh	Chairman	Since	Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life	100 Funds	Arch Chemical
55 East 52nd Street	of the Board	2007	Insurance Company of America since 1998; Trustee, Educational Testing Service	98 Portfolios	(chemical and allied
New York, NY 10055	and Director		from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor,		products)
1946			The Fremont Group since 2008 and Director thereof since 1996; Adjunct Lecturer,
Harvard University since 2007; President and Chief Executive Officer, The Conference
Board, Inc. (global business research organization) from 1995 to 2007.
Karen P. Robards	Vice Chair of	Since	Partner of Robards & Company, LLC (financial advisory firm) since 1987;	100 Funds	AtriCure, Inc.
55 East 52nd Street	the Board,	2007	Co-founder and Director of the Cooke Center for Learning and Development,	98 Portfolios	(medical devices)
New York, NY 10055	Chair of		(a not-for-profit organization) since 1987; Director of Care Investment Trust, Inc.
1950	the Audit		(health care real estate investment trust) from 2007 to 2010; Director of Enable
	Committee		Medical Corp. from 1996 to 2005; Investment Banker at Morgan Stanley from
	and Director		1976 to 1987.
Frank J. Fabozzi	Director and	Since	Consultant/Editor of The Journal of Portfolio Management since 2006; Professor in	100 Funds	None
55 East 52nd Street	Member of	2007	the Practice of Finance and Becton Fellow, Yale University, School of Management,	98 Portfolios
New York, NY 10055	the Audit		since 2006; Adjunct Professor of Finance and Becton Fellow, Yale University from
1948	Committee		1994 to 2006.
Kathleen F. Feldstein	Director	Since	President of Economics Studies, Inc. (private economic consulting firm) since	100 Funds	The McClatchy
55 East 52nd Street		2007	1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee	98 Portfolios	Company
New York, NY 10055			Emeritus thereof since 2008; Member of the Board of Partners Community		(publishing);
1941			Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners		Knight Ridder
			HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member		(publishing)
of the Visiting Committee to the Harvard University Art Museum since 2003; Director,
Catholic Charities of Boston since 2009.
James T. Flynn	Director and	Since	Chief Financial Officer of JP Morgan & Co., Inc. from 1990 to 1995.	100 Funds	None
55 East 52nd Street	Member of	2007		98 Portfolios
New York, NY 10055	the Audit
1939	Committee
Jerrold B. Harris	Director	Since	Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment)	100 Funds	BlackRock Kelso
55 East 52nd Street		2007	since 2000; Director of Delta Waterfowl Foundation since 2001; President and	98 Portfolios	Capital Corp.
New York, NY 10055			Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.		(business
1942					development
company)

ANNUAL REPORT

AUGUST 31, 2010

Officers and Directors (continued)
Number of
		Length of		BlackRock-
	Position(s)	Time		Advised Funds
Name, Address	Held with	Served as		and Portfolios	Public
and Year of Birth	Funds	a Director[2]	Principal Occupation(s) During Past Five Years	Overseen	Directorships
Non-Interested Directors[1] (concluded)
R. Glenn Hubbard	Director	Since	Dean, Columbia Business School since 2004; Columbia faculty member since	100 Funds	ADP (data and
55 East 52nd Street		2007	1988; Co-Director of Columbia Business School’s Entrepreneurship Program from	98 Portfolios	information services);
New York, NY 10055			1997 to 2004; Chairman, U.S. Council of Economic Advisers under the President		KKR Financial
1958			of the United States from 2001 to 2003; Chairman, Economic Policy Committee		Corporation (finance);
			of the OECD from 2001 to 2003.		Metropolitan Life
Insurance Company
(insurance)
W. Carl Kester	Director and	Since	George Fisher Baker Jr. Professor of Business Administration, Harvard Business	100 Funds	None
55 East 52nd Street	Member of	2007	School; Deputy Dean for Academic Affairs from 2006 to 2010; Unit Head,	98 Portfolios
New York, NY 10055	the Audit		Finance, Harvard Business School from 2005 to 2006; Senior Associate Dean
1951	Committee		and Chairman of the MBA Program of Harvard Business School from 1999 to
2005; Member of the faculty of Harvard Business School since 1981;
Independent Consultant since 1978.
[1] Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
[2] Date shown is the earliest date a person has served for the Funds covered by this annual report. Following the combination of Merrill Lynch Investment
Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows directors as joining the Funds’ board in 2007, each director first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: Richard E. Cavanagh, 1994; Frank J.
Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P.
Robards, 1998.
Interested Directors[3]
Richard S. Davis	Director	Since	Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State	170 Funds	None
55 East 52nd Street		2007	Street Research & Management Company from 2000 to 2005; Chairman of	291 Portfolios
New York, NY 10055			the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005.
1945
Henry Gabbay	Director	Since	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock,	170 Funds	None
55 East 52nd Street		2007	Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC	291 Portfolios
New York, NY 10055			from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation
1947			Target Shares from 2005 to 2007; Treasurer of certain closed-end funds in the
BlackRock fund complex from 1989 to 2006.

3 Mr. Davis is an “interested person,” as defined in the Investment Company Act of 1940, of the Funds based on his position with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Funds based on his former positions with BlackRock, Inc. and its affiliates as well as his owner-
ship of BlackRock, Inc. and The PNC Financial Services Group, Inc. securities. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

92 ANNUAL REPORT

AUGUST 31, 2010

Officers and Directors (concluded)

Position(s)
Name, Address	Held with	Length of
and Year of Birth	Funds	Time Served	Principal Occupation(s) During Past 5 Years
Officers[1]
Anne Ackerley	President	Since	Managing Director of BlackRock, Inc. since 2000; Vice President of the BlackRock-advised funds from 2007 to
55 East 52nd Street	and Chief	2009[2]	2009; Chief Operating Officer of BlackRock’s Global Client Group (GCG) since 2009; Chief Operating Officer
New York, NY 10055	Executive		of BlackRock’s US Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000
1962	Officer		to 2006.
Brendan Kyne	Vice	Since	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product
55 East 52nd Street	President	2009	Development and Management for BlackRock’s US Retail Group since 2009, Co-head thereof from 2007 to
New York, NY 10055			2009; Vice President of BlackRock, Inc. from 2005 to 2008.
1977
Neal Andrews	Chief	Since	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund
55 East 52nd Street	Financial	2007	Accounting and Administration at PNC Global Investment Servicing (US) Inc. from 1992 to 2006.
New York, NY 10055	Officer
1966
Jay Fife	Treasurer	Since	Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant Treasurer of the Merrill Lynch
55 East 52nd Street		2007	Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director
New York, NY 10055			of MLIM Fund Services Group from 2001 to 2006.
1970
Brian Kindelan	Chief	Since	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of
55 East 52nd Street	Compliance	2007	BlackRock, Inc. since 2005.
New York, NY 10055	Officer
1959
Howard Surloff	Secretary	Since	Managing Director and General Counsel of US Funds at BlackRock, Inc. since 2006; General Counsel (US) of
55 East 52nd Street		2007	Goldman Sachs Asset Management, L.P. from 1993 to 2006.
New York, NY 10055
1965

1 Officers of the Funds serve at the pleasure of the Boards.
2 Ms. Ackerley has been President and Chief Executive Officer since 2009 and was Vice President from 2007 to 2009.

Investment Advisor	Custodians	Transfer Agent	Accounting Agent	Legal Counsel
BlackRock Advisors, LLC	State Street Bank	Common Shares	State Street Bank	Skadden, Arps, Slate,
Wilmington, DE 19809	and Trust Company[3]	Computershare Trust	and Trust Company	Meagher & Flom LLP
	Boston, MA 02111	Company, N.A.[3]	Princeton, NJ 08540	New York, NY 10036
Sub-Advisor		Providence, RI 02940
BlackRock Financial	The Bank of		Independent Registered	Address of the Funds
Management, Inc.	New York Mellon[4]	BNY Mellon	Public Accounting Firm	100 Bellevue Parkway
New York, NY 10055	New York, NY 10286	Shareowner Services[4]	Deloitte & Touche LLP	Wilmington, DE 19809
		Jersey City, NJ 07310	Princeton, NJ 08540

3 For BHL, DVF, FRA, and BLW.
4 For Senior Floating Rate and Senior Floating Rate II.

ANNUAL REPORT

AUGUST 31, 2010

Additional Information

Fund Certification

Certain Funds are listed for trading on the New York Stock Exchange
(“NYSE”) and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The

Funds filed with the Securites and Exchange Commission (“SEC”) the certi-
fication of their chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

The Funds’ dividend policy is to distribute all or a portion of their net investment income to its shareholders on a monthly basis. In order to pro-
vide shareholders with a more stable level of dividend distributions, the
Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month.
The Funds’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which com-
prises part of the financial information included in this report.

General Information

The Funds do not make available copies of their Statements of Additional
Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charter or by-laws that would delay or prevent a change of control of the Funds that were not approved by share-
holders or in the principal risk factors associated with investment in the
Funds. Changes regarding the persons who are primarily responsible for the day-to-day management for the Funds’ portfolios are noted in the boxed text below.

Quarterly performance, semi-annual and annual reports and other informa-
tion regarding the Funds may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regard-
ing the Funds and does not, and is not intended to, incorporate BlackRock’s website into this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Funds’ web-
sites or shareholders can sign up for e-mail notifications of quarterly state-
ments, annual and semi-annual reports by enrolling in the Funds’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 441-7762.

Availability of Quarterly Schedule of Investments

Each Fund/Master LLC files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form
N-Q. The Funds’/Master LLC’s Forms N-Q are available on the SEC’s web-
site at http://www.sec.gov and may also be reviewed and copied at the
SEC’s Public Reference Room in Washington, DC. Information on the opera-
tion of the Public Reference Room may be obtained by calling (800) SEC-
0330. Each Fund’s/Master LLC’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that each Fund/Master LLC uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762;
(2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds/Master LLC voted proxies relating to securities held in each Fund’s/Master LLC’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling
(800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

94 ANNUAL REPORT

AUGUST 31, 2010

Additional Information (concluded)

Section 19(a) Notices

These reported amounts and sources of distributions are estimates and are not provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment results during the year and may be subject to changes based on tax regulations. Each Fund will provide a Form 1099-DIV for the calendar year that will explain the character of these dividends and distributions for federal income tax purposes.

August 31, 2010
		Total Cumulative Distributions			% Breakdown of the Total Cumulative
		for the Fiscal Year-to-Date			Distributions for the Fiscal Year-to-Date
	Net	Net Realized		Total Per	Net	Net Realized		Total Per
	Investment	Capital	Return of	Common	Investment	Capital	Return of	Common
	Income	Gains	Capital	Share	Income	Gains	Capital	Share
BHL	$0.696000	—	—	$0.696000	100%	—	—	100%
DVF	$0.759740	—	$0.092260	$0.852000	89%	—	11%	100%
FRA	$0.864072	—	$0.100428	$0.964500	90%	—	10%	100%
BLW	$0.900000	—	—	$0.900000	100%	—	—	100%

Each Fund estimates that it has distributed more than the amount of earned income and net realized gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in a Fund is returned to the shareholder.
A return of capital does not necessarily reflect a Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and for-
mer fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following infor-
mation is provided to help you understand what personal information
BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applica-
tions, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-
public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including pro-
cedures relating to the proper storage and disposal of such information.

ANNUAL REPORT

AUGUST 31, 2010

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Invest-ment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Item 2 – Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 – Audit Committee Financial Expert – The registrant’s board of directors or trustees, as applicable (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
Kent Dixon (retired effective December 31, 2009)
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 – Principal Accountant Fees and Services
	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
	Current	Previous	Current	Previous	Current	Previous	Current	Previous
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
Entity Name	End	End	End	End	End	End	End	End
BlackRock Limited
Duration Income	$52,300	$52,300	$0	$0	$6,100	$6,100	$0	$1,028
Trust

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2 The nature of the services include tax compliance, tax advice and tax planning.
3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:
The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-
approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the
Committee without consideration on a specific case-by-case basis (“general pre-approval”).
The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operation or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-
approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) Affiliates’ Aggregate Non-Audit Fees:

	Current Fiscal Year	Previous Fiscal Year
Entity Name	End	End
BlackRock Limited Duration Income Trust	$16,877	$409,628

(h) The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Regulation S-X Rule 2-01(c)(7)(ii) – $10,777, 0%

Item 5 – Audit Committee of Listed Registrants –

(a) The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the
Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Kent Dixon (retired effective December 31, 2009)
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

(b) Not Applicable

Item 6 – Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to
Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies – The board of directors has delegated the voting of proxies for the
Fund securities to the Fund’s investment adviser (“Investment Adviser”) pursuant to the
Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment
Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the
Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the
Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the
Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the
Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal
and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at
http://www.sec.gov.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – as of August 31,
2010.

(a)(1) The registrant (or “Fund”) is managed by a team of investment professionals comprised of Leland Hart, Managing Director at BlackRock, Inc., James E. Keenan,
Managing Director at BlackRock, Inc. and C. Adrian Marshall, Director at BlackRock, Inc.
Messrs. Hart, Keenan and Marshall are the Fund’s co-portfolio managers and are responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments.
Mr. Keenan has been a member of the Fund’s portfolio management team since 2007.
Messrs. Hart and Marshall have been members of the Fund’s portfolio management team since 2009.

Portfolio Manager	Biography
Leland Hart	Managing Director of BlackRock, Inc. since 2009; Partner of R3 Capital
	Partners ("R3") in 2009; Managing Director of R3 in 2008 - 2009; Managing
	Director of Lehman Brothers from 2006 - 2008; Executive Director of Lehman
	Brothers from 2003 - 2006.
James E. Keenan	Managing Director of BlackRock, Inc. since 2010; Director of Quantitative
	Active Management at Northern Trust Company from 2006 to 2010; Portfolio
	Manager of Smith Barney Midcap Strategies at Smith Barney/Legg Mason
	from 2005 to 2006; Head of Quantitative Equity Analysis – Director at
Citigroup Asset Management from 1998 to 2005.

C. Adrian Marshall	Director of BlackRock, Inc. since 2007; Vice President of BlackRock, Inc.
	from 2004 - 2007.
(a)(2) As of August 31, 2010:
	(ii) Number of Other Accounts Managed			(iii) Number of Other Accounts and
	and Assets by Account Type			Assets for Which Advisory Fee is
					Performance-Based
	Other	Other Pooled		Other	Other Pooled
(i) Name of	Registered	Investment	Other	Registered	Investment	Other
Portfolio Manager	Investment	Vehicles	Accounts	Investment	Vehicles	Accounts
	Companies			Companies
Leland Hart	10	1	0	0	0	0
	$2.16 Billion	$3.88 Million	$0	$0	$0	$0
James E. Keenan	23	21	49	0	11	6
	$2.90 Billion	$6.74 Billion	$6.04 Billion	$0	$3.91 Billion	$725.1 Million
C. Adrian Marshall	10	16	5	0	10	0
	$2.16 Billion	$4.71 Billion	$572.5 Million	$0	$3.86 Billion	$0
(iv) Potential Material Conflicts of Interest

BlackRock, Inc., individually and together with its affiliates (“BlackRock”), has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the
Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by
BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of
BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. In this connection, it should be noted that Messrs. Keenan and Marshall currently manage certain accounts that are subject to performance fees. In addition, Mr. Keenan assists in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

(a)(3) As of August 31, 2010:

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by
BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock
Program.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within
BlackRock may receive additional compensation for serving in these other capacities.

Discretionary Incentive Compensation
Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s seniority, role within the portfolio management team, teamwork and contribution to the overall performance of these portfolios and BlackRock.
In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment
Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, such benchmarks include the following:

Portfolio Manager	Applicable Benchmarks
Leland Hart	A combination of market-based indices (e.g., CSFB
Leveraged Loan Index, CSFB High Yield II Value Index),
certain customized indices and certain fund industry peer
groups.
James Keenan	A combination of market-based indices (e.g., The Barclays
Capital U.S. Corporate High Yield 2% Issuer Capped™
Index), certain customized indices and certain fund industry peer groups.
C. Adrian Marshall	A combination of market-based indices (e.g., CSFB
Leveraged Loan Index, CSFB High Yield II Value Index),
certain customized indices and certain fund industry peer
groups.

BlackRock’s Chief Investment Officers make a subjective determination with respect to the portfolio managers’ compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks noted above.
Performance is measured on both a pre-tax and after-tax basis over various time periods including 1, 3, 5 and 10-year periods, as applicable.

Distribution of Discretionary Incentive Compensation
Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in
BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.

Long-Term Retention and Incentive Plan (“LTIP”) — From time to time long-
term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Hart, Keenan and Marshall have each received awards under the LTIP.

Deferred Compensation Program — A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to allocate his deferred amounts among the various investment options. Messrs. Keenan and Marshall have each participated in the deferred compensation program.

Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a
401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee
Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation. The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in
BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of August 31, 2010.

Portfolio Manager	Dollar Range of Equity Securities
of the Fund Beneficially Owned
Leland Hart	None
James E. Keenan	None
C. Adrian Marshall	None

(b) Not Applicable

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 – Submission of Matters to a Vote of Security Holders – On October 25, 2010, the Board of
Trustees of the Fund amended and restated in its entirety the bylaws of the Fund (the
"Amended and Restated Bylaws"). The Amended and Restated Bylaws were deemed effective as of October 28, 2010 and set forth, among other things, the processes and procedures that shareholders of the Fund must follow, and specifies additional information that shareholders of the Fund must provide, when proposing trustee nominations at any annual meeting or special meeting in lieu of an annual meeting or other business to be considered at an annual meeting or special meeting.

Item 11 – Controls and Procedures

11(a) – The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the
“1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits attached hereto

12(a)(1) – Code of Ethics – See Item 2

12(a)(2) – Certifications – Attached hereto

12(a)(3) – Not Applicable

12(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Limited Duration Income Trust

By: /s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer of
BlackRock Limited Duration Income Trust

Date: November 5, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer (principal executive officer) of
BlackRock Limited Duration Income Trust

Date: November 5, 2010

By: /s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Limited Duration Income Trust

Date: November 5, 2010